                                                                     EXHIBIT 4.2

                                                                  EXECUTION COPY

================================================================================




                            Eagle Family Foods, Inc.

                   8 3/4% Senior Subordinated Notes due 2008


                           ------------------------


                                   INDENTURE



                          Dated as of January 23, 1998


                           ------------------------


                       IBJ Schroder Bank & Trust Company,

                                    Trustee




================================================================================

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                   ARTICLE I

                   Definitions and Incorporation by Reference
                   ------------------------------------------

SECTION 1.01.      Definitions..............................................  1
SECTION 1.02.      Other Definitions........................................ 31
SECTION 1.03.      Incorporation by Reference of
                     Trust Indenture Act.................................... 31
SECTION 1.04.      Rules of Construction.................................... 32


                                   ARTICLE II

                                 The Securities
                                 --------------

SECTION 2.01.      Amount of Securities; Issuable
                     in Series.............................................  33
SECTION 2.02.      Form and Dating.........................................  34
SECTION 2.03.      Execution and Authentication............................  35
SECTION 2.04.      Registrar and Paying Agent..............................  36
SECTION 2.05.      Paying Agent To Hold Money in Trust.....................  36
SECTION 2.06.      Securityholder Lists....................................  37
SECTION 2.07.      Transfer and Exchange...................................  37
SECTION 2.08.      Replacement Securities..................................  38
SECTION 2.09.      Outstanding Securities..................................  39
SECTION 2.10.      Temporary Securities....................................  39
SECTION 2.11       Cancelation.............................................  40
SECTION 2.12       Defaulted Interest......................................  40
SECTION 2.13       CUSIP Numbers...........................................  40


                                  ARTICLE III

                                   Redemption
                                   ----------

SECTION 3.01.      Notices to Trustee......................................  41
SECTION 3.02.      Selection of Securities
                     To Be Redeemed........................................  41
SECTION 3.03.      Notice of Redemption....................................  42
SECTION 3.04.      Effect of Notice of Redemption..........................  43
SECTION 3.05.      Deposit of Redemption Price.............................  43
SECTION 3.06.      Securities Redeemed in Part.............................  43

                                                                  Contents, p. 2


                                                                            Page
                                                                            ----
                                   ARTICLE IV

                                   Covenants
                                   ---------

SECTION 4.01.      Payment of Securities...................................  43
SECTION 4.02.      Reports.................................................  44
SECTION 4.03.      Limitation on Indebtedness..............................  44
SECTION 4.04.      Limitation on Restricted Payments.......................  45
SECTION 4.05.      Limitation on Dividends and Other
                     Payment Restrictions Affecting
                     Subsidiaries..........................................  51

SECTION 4.06.      Limitation on Sales of Assets...........................  52
SECTION 4.07.      Limitation on Transactions with
                     Affiliates............................................  57

SECTION 4.08.      Change of Control.......................................  58
SECTION 4.09.      Compliance Certificate..................................  60
SECTION 4.10.      Further Instruments and Acts............................  60
SECTION 4.11.      Future Guarantors.......................................  61
SECTION 4.12.      Limitation on Lines of Business.........................  61
SECTION 4.13.      Limitation on the Sale or Issuance
                     of Capital Stock of Subsidiaries......................  61
SECTION 4.14.      Limitation on Subordinated Liens........................  61
SECTION 4.15.      Limitation on Sale and Leaseback
                     Transactions..........................................  62
SECTION 4.16.      Limitation on Layering Debt.............................  62
SECTION 4.17.      Restrictions on Holdings................................  62


                                   ARTICLE V

                               Successor Company
                               -----------------

SECTION 5.01.      Mergers, Consolidation or Sale of Assets
                     of the Company........................................  63


                                   ARTICLE VI

                             Defaults and Remedies
                             ---------------------

SECTION 6.01.      Events of Default.......................................  65
SECTION 6.02.      Acceleration............................................  67
SECTION 6.03.      Other Remedies..........................................  68
SECTION 6.04.      Waiver of Past Defaults.................................  68
SECTION 6.05.      Control by Majority.....................................  69

                                                                  Contents, p. 3


                                                                            Page
                                                                            ----


SECTION 6.06.      Limitation on Suits.....................................  69
SECTION 6.07.      Rights of Holders To
                     Receive Payment.......................................  69
SECTION 6.08.      Collection Suit by Trustee..............................  70
SECTION 6.09.      Trustee May File Proofs of Claim........................  70
SECTION 6.10.      Priorities..............................................  70
SECTION 6.11.      Undertaking for Costs...................................  71
SECTION 6.12.      Waiver of Stay or Extension Laws........................  71


                                  ARTICLE VII

                                    Trustee
                                    -------

SECTION 7.01.      Duties of Trustee.......................................  71
SECTION 7.02.      Rights of Trustee.......................................  73
SECTION 7.03.      Individual Rights of Trustee............................  74
SECTION 7.04.      Trustee's Disclaimer....................................  74
SECTION 7.05.      Notice of Defaults......................................  74
SECTION 7.06.      Reports by Trustee to Holders...........................  74
SECTION 7.07.      Compensation and Indemnity..............................  75
SECTION 7.08.      Replacement of Trustee..................................  76
SECTION 7.09.      Successor Trustee by Merger.............................  77
SECTION 7.10.      Eligibility; Disqualification...........................  77
SECTION 7.11.      Preferential Collection of Claims
                     Against Company.......................................  78


                                  ARTICLE VIII

                       Discharge of Indenture; Defeasance
                       ----------------------------------

SECTION 8.01.      Discharge of Liability on Securities;
                     Defeasance............................................  78
SECTION 8.02.      Conditions to Defeasance................................  79
SECTION 8.03.      Application of Trust Money..............................  81
SECTION 8.04.      Repayment to Company....................................  81
SECTION 8.05.      Indemnity for Government Obligations....................  82
SECTION 8.06.      Reinstatement...........................................  82

                                                                  Contents, p. 4


                                                                            Page
                                                                            ----

                                   ARTICLE IX

                                   Amendments
                                   ----------

SECTION 9.01.      Without Consent of Holders..............................  82
SECTION 9.02.      With Consent of Holders.................................  83
SECTION 9.03.      Compliance with Trust Indenture Act.....................  85
SECTION 9.04.      Revocation and Effect of Consents
                     and Waivers...........................................  85
SECTION 9.05.      Notation on or Exchange
                     of Securities.........................................  85
SECTION 9.06.      Trustee To Sign Amendments..............................  86
SECTION 9.07.      Payment for Consent.....................................  86


                                   ARTICLE X

                                 Subordination
                                 -------------

SECTION 10.01.     Agreement To Subordinate................................  86
SECTION 10.02.     Liquidation, Dissolution, Bankruptcy....................  87
SECTION 10.03.     Default on Senior Indebtedness..........................  87
SECTION 10.04.     Acceleration of Payment of Securities...................  88
SECTION 10.05.     When Payment or Distribution Must Be
                     Paid Over.............................................  88
SECTION 10.06.     Subrogation.............................................  89
SECTION 10.07.     Relative Rights.........................................  89
SECTION 10.08.     Subordination May Not Be Impaired by
                     Company...............................................  89

SECTION 10.09.     Rights of Trustee and Paying Agent......................  89
SECTION 10.10.     Payment, Distribution or Notice to
                     Representative........................................  90
SECTION 10.11.     Article X Not To Prevent Events
                     of Default or Limit
                     Right To Accelerate...................................  90
SECTION 10.12.     Trust Moneys Not Subordinated...........................  90
SECTION 10.13.     Trustee Entitled To Rely................................  90
SECTION 10.14.     Trustee To Effectuate Subordination.....................  91
SECTION 10.15.     Trustee Not Fiduciary for Holders of
                     Senior Indebtedness...................................  91
SECTION 10.16.     Reliance by Holders of Senior
                     Indebtedness on Subordination
                     Provisions............................................  91
SECTION 10.17.     Trustee's Compensation Not
                       Prejudiced..........................................  92

                                                                  Contents, p. 5


                                                                            Page
                                                                            ----


                                   ARTICLE XI

                                Note Guarantees
                                ---------------

SECTION 11.01.     Note Guarantees.........................................  92
SECTION 11.02.     Limitation on Liability; Release
                     of Domestic Subsidiary Guarantors.....................  95
SECTION 11.03.     Successors and Assigns..................................  96
SECTION 11.04.     No Waiver...............................................  96
SECTION 11.05.     Modification............................................  96
SECTION 11.06.     Execution of Supplemental Indenture
                     for Future Domestic Subsidiary
                     Guarantors............................................  96


                                  ARTICLE XII

                      Subordination of the Note Guarantees
                      ------------------------------------

SECTION 12.01.     Agreement To Subordinate................................  97
SECTION 12.02.     Liquidation, Dissolution, Bankruptcy....................  97
SECTION 12.03.     Default on Designated Senior
                     Indebtedness of a  Guarantor..........................  98
SECTION 12.04.     Demand for Payment......................................  98
SECTION 12.05.     When Payment or Distribution Must Be
                     Paid Over.............................................  99
SECTION 12.06.     Subrogation.............................................  99
SECTION 12.07.     Relative Rights.........................................  99
SECTION 12.08.     Subordination May Not Be Impaired
                     by a Guarantor........................................ 100
SECTION 12.09.     Rights of Trustee and Paying Agent...................... 100
SECTION 12.10.     Payment, Distribution or Notice to
                     Representative........................................ 100
SECTION 12.11.     Article XII Not To Prevent Events
                     of Default or Limit Right To
                     Accelerate............................................ 100
SECTION 12.12.     Trustee Entitled To Rely................................ 101
SECTION 12.13.     Trustee To Effectuate Subordination..................... 101
SECTION 12.14.     Trustee Not Fiduciary for Holders of
                     Senior Indebtedness of a Guarantor.................... 102
SECTION 12.15.     Reliance by Holders of Senior
                     Indebtedness of a Guarantor on
                     Subordination Provisions.............................. 102
SECTION 12.16.     Defeasance.............................................. 102

                                                                  Contents, p. 6


                                                                            Page
                                                                            ----


                                 ARTICLE XIII

                                 Miscellaneous
                                 -------------

SECTION 13.01.     Trust Indenture Act Controls............................ 102
SECTION 13.02.     Notices................................................. 102
SECTION 13.03.     Communication by Holders with Other
                     Holders............................................... 103
SECTION 13.04.     Certificate and Opinion as to Conditions
                     Precedent............................................. 103
SECTION 13.05.     Statements Required in Certificate or
                     Opinion............................................... 104
SECTION 13.06.     When Securities Disregarded............................. 104
SECTION 13.07.     Rules by Trustee, Paying Agent and
                     Registrar............................................. 105
SECTION 13.08.     Legal Holidays.......................................... 105
SECTION 13.09.     Governing Law........................................... 105
SECTION 13.10.     No Recourse Against Others.............................. 105
SECTION 13.11.     Successors.............................................. 105
SECTION 13.12.     Multiple Originals...................................... 105
SECTION 13.13.     Table of Contents; Headings............................. 105


Appendix A         Provisions Relating to Original Securities,
                   Additional Securities, Private Exchange
                   Securities and Exchange Securities

Exhibit A          Form of Initial Security
Exhibit B          Form of Exchange Security
Exhibit C          Form of Supplemental Indenture
Exhibit D          Form of Letter of Representation

                             CROSS-REFERENCE TABLE


  TIA                                       Indenture
Section                                      Section
-------                                     ----------

310(a)(1)    .............................  7.10
   (a)(2)    .............................  7.10
   (a)(3)    .............................  N.A.
   (a)(4)    .............................  N.A.
   (b)       .............................  7.08; 7.10
   (c)       .............................  N.A.
311(a)       .............................  7.11
   (b)       .............................  7.11
   (c)       .............................  N.A.
312(a)       .............................  2.06
   (b)       .............................  13.03
   (c)       .............................  13.03
313(a)       .............................  7.06
   (b)(1)    .............................  N.A.
   (b)(2)    .............................  7.06
   (c)       .............................  13.02
   (d)       .............................  7.06
314(a)       .............................  4.02; 4.09
   (b)       .............................  N.A.
   (c)(1)    .............................  13.04
   (c)(2)    .............................  13.04
   (c)(3)    .............................  N.A.
   (d)       .............................  N.A.
   (e)       .............................  13.05
   (f)       .............................  4.10
315(a)       .............................  7.01; 7.02
   (b)       .............................  7.05
   (c)       .............................  7.01
   (d)       .............................  7.01
   (e)       .............................  6.11
316(a)(last
 sentence)   .............................  13.06
   (a)(1)(A) .............................  6.05
   (a)(1)(B) .............................  6.04
   (a)(2)    .............................  N.A.
   (b)       .............................  6.07
317(a)(1)    .............................  6.08
   (a)(2)    .............................  6.09
   (b)       .............................  2.05
318(a)       .............................  13.01

      N.A. means Not Applicable.
_____________________

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of the Indenture.

                    INDENTURE dated as of January 23, 1998, among EAGLE FAMILY
               FOODS, INC., a Delaware corporation (the "Company"), EAGLE FAMILY FOODS HOLDINGS, INC., a Delaware corporation, as a guarantor ("Holdings" or the "Initial Guarantor"), and IBJ SCHRODER BANK & TRUST COMPANY, a New York banking corporation, as trustee (the "Trustee").


          Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of (i) the Company's 8 3/4% Senior Subordinated Notes due 2008 issued on the Closing Date (such term and each other capitalized term used but not defined in this introduction having the meaning assigned thereto in Article I) (the "Original Securities"), (ii) any Additional Securities that may be issued on any other Issue Date (all such Securities in clauses (i) and (ii) being referred to herein collectively as the "Initial Securities"), (iii) if and when issued as provided in an Exchange and Registration Rights Agreement, the Company's 8 3/4% Senior Subordinated Notes due 2008 in exchange for any Initial Securities (the "Exchange Securities") and
(iv) if and when issued as provided in an Exchange and Registration Rights Agreement, the Private Exchange Securities issued in a Private Exchange Offer (the "Private Exchange Securities", and together with the Initial Securities and any Exchange Securities issued hereunder, the "Securities"). Except as otherwise provided herein, the Securities will be limited to $265,000,000 in aggregate principal amount outstanding, of which $115,000,000 in aggregate principal amount will be initially issued on the Closing Date. Subject to the conditions set forth herein, the Company may issue up to $150,000,000 aggregate principal amount of Additional Securities.


                                   ARTICLE I

                   Definitions and Incorporation by Reference
                   ------------------------------------------

          SECTION 1.01.  Definitions.
                         ------------

          "Acquired Indebtedness" means, with respect to any specified Person,
(i) any Indebtedness of any other Person existing at the time such other Person is merged with or into, or becomes a Subsidiary of, such specified Person, including, without limitation, Indebtedness Incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming a Subsidiary of, such specified Person, and (ii) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

          "Additional Securities" means up to $150,000,000 in aggregate principal amount of the Company's 8 3/4% Senior Subordinated Note due 2008 initially issued subsequent to the Closing Date pursuant to Article II and in compliance with Section 4.03.

          "Affiliate" of any specified Person means (i) any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person or (ii) any other Person who is a director or executive officer of (a) such specified Person or (b) any Person described in the preceding clause (i). For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of any class, or any series of
--------
any class, of equity securities of a Person, whether or not voting, shall be deemed to be control.

          "Asset Sale" means, with respect to any Person, the sale, lease, conveyance, disposition or other transfer, that does not constitute a Restricted Payment or an Investment, by such Person of any of its property or assets (including without limitation, by way of a Sale and Leaseback Transaction and including the issuance, sale or other transfer of any Capital Stock in any Subsidiary (including any Intellectual Property Subsidiary) of such Person or the sale or other transfer of Capital Stock in any Unrestricted Subsidiary of such Person (including the receipt of proceeds of insurance paid on account of the loss of or damage to any asset and awards of compensation for any asset taken by condemnation, eminent domain or similar proceeding, and including the receipt of proceeds of business interruption insurance), in each case in one or a series of related transactions; provided that, notwithstanding the foregoing,
                                  --------
the term "Asset Sale" shall not include: (a) the sale, lease, conveyance, disposition or other transfer of all or substantially all of the assets of the Company as permitted pursuant to Section 5.01, (b) the sale or lease of inventory and obsolete equipment or personal property no longer useful in the business of such Person, in each case in the ordinary course of business,

(c) a transfer of assets by any Person to the Company, an Intellectual Property Subsidiary or a Wholly Owned Subsidiary of the Company, (d) an issuance of Capital Stock by any Person to the Company or to a Wholly Owned Subsidiary of the Company, (e) the sale or other disposition of cash or Cash Equivalents, (f) the issuance by the Company of shares of its Capital Stock, (g) the licensing of intellectual property in the ordinary course of business or (h) Asset Swaps permitted pursuant to Section 4.06(d).

          "Asset Swap" means the substantially concurrent purchase and sale, or exchange, of Productive Assets between the Company and another Person or group of affiliated Persons (which Person or group of affiliated Persons is not affiliated with the Company) pursuant to an Asset Swap Agreement.

          "Asset Swap Agreement" means a definitive agreement, subject only to customary closing conditions that the Company in good faith believes will be satisfied, providing for an Asset Swap; provided, however, that any amendment
                                        --------  -------
to, or waiver of, any closing condition that individually or in the aggregate is material to such Asset Swap shall be deemed to be a new Asset Swap Agreement.

          "Attributable Debt" in respect of a Sale and Leaseback Transaction means, as at the time of determination, the present value (discounted at the interest rate borne by the Securities, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale and Leaseback Transaction (including any period for which such lease has been extended).

          "Board" means the board of directors of the Company.

          "Business Day" means each day which is not a Legal Holiday.

          "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized on a balance sheet in accordance with GAAP.

          "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any

Preferred Stock, but excluding any debt securities convertible or exchangeable into such equity.

          "Cash Equivalent" means (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities not more than twelve months from the date of acquisition, (b) U.S. dollar denominated (or foreign currency fully hedged) time deposits, certificates of deposit, Eurodollar time deposits or Eurodollar certificates of deposit of (i) any commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or (ii) any bank whose short-term commercial paper rating from Standard and Poor's Rating Group is at least A-1 or the equivalent thereof or from Moody's Investors Service, Inc. is at least P-1 or the equivalent thereof (any such bank being an "Approved Lender"), in each case with maturities of not more than twelve months from the date of acquisition, (c) commercial paper issued by any Approved Lender (or by the parent company thereof), (d) repurchase obligations of any lender under the Senior Credit Facilities (as in effect on the Closing Date) or any Approved Lender and (e) any shares of money market mutual or similar funds having assets in excess of $500,000,000 or which invest exclusively in the assets satisfying the requirements of clauses (a) through (d) of this definition.

          "Change of Control" means such time as:

          (i) prior to the initial Public Equity Offering by the Company or Holdings of its common stock, (a) Holdings ceases to be, directly or indirectly, the beneficial owner of 100% of the voting power of the Voting Stock of the Company (unless the Company has merged with or into Holdings in compliance with Section 5.01 or (b) the Initial Shareholders cease to be, directly or indirectly, the beneficial owners, in the aggregate, of more than 50% of the voting power of the Voting Stock of the Company and of Holdings, in each case on a fully-diluted basis, after giving effect to the conversion and exercise of all outstanding warrants, options any other securities of the Company or Holdings, as the case may be, convertible into or exercisable for Voting Stock of the Company or Holdings, as the case may be (whether or not such securities are then currently convertible or exercisable); or

          (ii) after the initial Public Equity Offering by the Company or Holdings of its common stock, (a) any "person" or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act) (other than one or more of the Initial Shareholders) becomes, directly or indirectly, the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all shares that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), by way of merger, consolidation or otherwise, of 35% or more of the voting power of the Voting Stock of the Company or Holdings on a fully-diluted basis, after giving effect to the conversion and exercise of all outstanding warrants, options and other securities of the Company or Holdings, as the case may be, convertible into or exercisable for Voting Stock of the Company or Holdings, as the case may be, (whether or not such securities are then currently convertible or exercisable) and (b) such person or group is or becomes, directly or indirectly, the beneficial owner of a greater percentage of the voting power of the Voting Stock of the Company or Holdings, as the case may be, calculated on such fully diluted basis, than the percentage beneficially owned by the Initial Shareholders; or

          (iii) the Company or Holdings merges with or into another Person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person merges with or into the Company or Holdings, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company or Holdings, as the case may be, is converted into or exchanged for cash, securities or other property, other than any such transaction where (x) the outstanding Voting Stock of the Company or Holdings, as the case may be, is converted into or exchanged for (1) Voting Stock (other than Redeemable Stock) of the surviving or transferee corporation and/or (2) cash, securities and other property in an amount which could be paid by the Company as a Restricted Payment under this Indenture and (y) immediately after such transaction no "person" or "group" (within the meaning of Sections 13(d) and 14(d) of the Exchange Act) (other than one or more of the Initial Shareholders) is the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have

     "beneficial ownership" of all shares that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of (1) 35% or more of the voting power of the Voting Stock of the surviving or transferee corporation on a fully diluted basis, after giving effect to the conversion and exercise of all outstanding warrants, options and other securities of such surviving or transferee corporation convertible into or exercisable for Voting Stock of such surviving or transferee corporation (whether or not such securities are then currently convertible or exercisable) and (2) a greater percentage of the voting power of the Voting Stock of such surviving or transferee corporation calculated on such fully diluted basis, than the percentage beneficially owned by the Initial Shareholders; or

          (iv) during any period of two consecutive calendar years, individuals who at the beginning of such period constituted the Board or the board of directors of Holdings, together with any new members of such Board or board of directors (a) whose election by such Board or board of directors or whose nomination for election by the stockholders of the Company or Holdings, as the case may be, was approved by a vote of a majority of the members of such Board or board of directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved or (b) elected by the Initial Shareholders, cease for any reason to constitute a majority of the directors of the Company or Holdings, as the case may be, then in office.

          "Closing Date" means January 23, 1998.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Company" means the party named as such in this Indenture until a successor replaces it in accordance with the terms of this Indenture and, thereafter, means the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the indenture securities.

          "Consolidated Interest Coverage Ratio" as of any date of determination means the ratio of (i) the aggregate amount of EBITDA for the period of the most recent four consecutive fiscal quarters ending at least 45 days prior to the date of such determination to (ii) the sum of (a) Consolidated Interest Expense for such four fiscal quarters plus (b) all cash preferred dividends (tax effected) for such period; provided, however, that:
        --------  -------

          (a) if the Company or any Subsidiary of the Company (x) has Incurred any Indebtedness since the beginning of such period that remains outstanding on such date of determination or if the transaction giving rise to the need to calculate the Consolidated Interest Coverage Ratio is an Incurrence of Indebtedness, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Indebtedness and the application of the proceeds thereof as if such Indebtedness had been Incurred and the proceeds thereof applied on the first day of such period or (y) has repaid, repurchased, defeased or otherwise discharged any Indebtedness since the beginning of the period that is no longer outstanding on such date of determination or if the transaction giving rise to the need to calculate the Consolidated Interest Coverage Ratio involves a discharge of Indebtedness, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect to such discharge of such Indebtedness, including application of the proceeds of such new Indebtedness, as if such defeasance, repayment, repurchase or discharge had occurred on the first day of such period (except that, in making such computation, the amount of Indebtedness under the Revolving Credit Facility or other revolving credit facility shall be computed based upon the average daily balance of such Indebtedness during such four-quarter period);

          (b) if since the beginning of such period the Company or any of its Subsidiaries shall have disposed of any company or any business or any group of assets constituting an operating unit (a "Disposal"), the EBITDA for such period shall be reduced by an amount equal to the EBITDA (if positive) directly attributable to the assets that are the subject of such Disposal for such period or increased by an amount equal to the EBITDA (if negative) directly attributable thereto for such period, and Consolidated Interest Expense for such period shall be reduced by an amount equal to the Consolidated Interest Expense directly attributable to any Indebtedness of the Company or any of its Subsidiaries repaid, repurchased, defeased or otherwise discharged with respect to the Company and its continuing Subsidiaries in connection with such Disposal for such period (or, if the Capital Stock of any Subsidiary is sold, the Consolidated Interest Expense for such period directly attributable to the Indebtedness of such Subsidiary to the extent the Company and its continuing Subsidiaries are no longer liable for such Indebtedness after such sale);

          (c) if since the beginning of such period the Company or any Subsidiary of the Company (by merger or otherwise) shall have acquired any company or any business or any group of assets constituting an operating unit (an "Acquisition"), EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto (including the Incurrence of any Indebtedness) as if such Acquisition occurred on the first day of such period; and

          (d) if since the beginning of such period any Person (that subsequently became a Subsidiary of the Company or was merged with or into the Company or any Subsidiary of the Company since the beginning of such period) shall have made any Disposal or Acquisition that would have required an adjustment pursuant to clause (b) or (c) above if made by the Company or a Subsidiary of the Company during such period, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto as if such Disposal or Acquisition occurred on the first day of such period.

          If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest expense on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Hedging Obligations applicable to such Indebtedness if such Hedging Obligations have a remaining term as at the date of determination in excess of twelve months). If any Indebtedness bears, at the option of the Company or a Subsidiary of the Company, a fixed or floating rate of interest and is being given pro forma effect, the interest expense on such Indebtedness shall be computed by applying, at the option of the Company, either a fixed or floating rate. If any Indebtedness that is being given pro forma effect was Incurred under the Revolving Credit Facility or any other revolving credit facility, the interest expense on such Indebtedness shall be computed based upon the average daily balance of such Indebtedness during the applicable period.

          "Consolidated Interest Expense" means, for any period, the total interest expense of the Company and its consolidated Subsidiaries as determined in accordance with GAAP, plus, to the extent not included in such interest, (i) the interest component of Capital Lease Obligations and Attributable Debt, whether paid or accrued, (ii) amortization of debt discount, (iii) non-cash interest expense, (iv) accrued interest, (v) interest actually paid by the Company or any such Subsidiary under any Guarantee of Indebtedness or other obligation of any other Person, (vi) net costs associated with Hedging Obligations, (vii) the interest portion of any deferred obligation, (viii) Preferred Stock dividends in respect of all Preferred Stock (including Redeemable Stock) of Subsidiaries of the Company and Redeemable Stock of the Company held by Persons other than the Company or a Wholly Owned Subsidiary of the Company and (ix) the cash contributions to any employee stock ownership plan or similar trust to the extent such contributions are used by such plan or trust to pay interest or fees to any Person (other than the Company) in connection with Indebtedness Incurred by such plan or trust; provided, however, that there
                                                  --------  -------
shall be excluded therefrom (y) any such interest expense in respect of Qualified Subordinated Indebtedness and (z) any such interest expense of any Unrestricted Subsidiary of the Company to the extent the related Indebtedness is not Guaranteed or paid by the Company or any Subsidiary of the Company.

          "Consolidated Net Income" means, with respect to any Person for any period, the aggregate of the Net Income of such Person and its Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that (i) the Net Income (but not loss) of any Person that is not a
--------
Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the referent Person or a Wholly Owned Subsidiary thereof, (ii) the Net Income (but not loss) of any Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary or its stockholders, (iii) the Net Income (if positive) of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded, (iv) the cumulative effect of a change in accounting principles shall be excluded and (v) the Net Income of, or any dividends or other distributions from, any Unrestricted Subsidiary of the Company, to the extent otherwise included, shall be excluded, until distributed in cash to the Company or one of its Subsidiaries and provided further that, for the purposes of clause (i), Net Income of any
    -------- -------
such entity shall be calculated in the same manner that Net Income of the Company is calculated. Notwithstanding the foregoing, for the purposes of
Section 4.04 only, there shall be excluded from Consolidated Net Income any payments of interest on Indebtedness, dividends, repayments of principal of loans or advances, or other transfers of assets, from Unrestricted Subsidiaries to the Company or any of its Subsidiaries to the extent such payments, dividends, repayments, advances or transfers increase the amount of Restricted Payments permitted under Section 4.04(a)(3)(C).

          "Consolidated Net Worth" means the total of the amounts shown on the balance sheet of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, as of the end of the most recent fiscal quarter of the Company ending at least 45 days prior to the taking of any action for the purpose of which the determination is being made, as (i) the par or stated value of all outstanding Capital Stock of the Company plus (ii) paid-in capital or capital surplus relating to such Capital Stock plus (iii) any retained earnings or earned surplus less (A) any accumulated deficit and (B) any amounts attributable to Redeemable Stock of the Company.

          "Consolidated Non-Cash Charges" of any Person means, for any period, the aggregate depreciation, amortization and other non-cash charges of such Person and its consolidated Subsidiaries for such period, on a consolidated basis, as determined in accordance with GAAP (excluding any non-cash charge that requires or represents an accrual or reserve for cash charges for any future period, other than accruals for future retiree medical obligations made pursuant to SFAS No. 87, No. 112 and No. 116, as amended or modified).

          "Currency Agreement" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect the Company or any of its Subsidiaries against fluctuations in currency values to or under which the Company or any of its Subsidiaries is a party or a beneficiary.

          "Default" means any event that is or with the passage of time or the giving of notice or both would be an Event of Default.

          "Designated Senior Indebtedness" means, with respect to any Person,
(i) so long as the Senior Credit Facilities are outstanding, Indebtedness of such Person under the Senior Credit Facilities and (ii) thereafter, any other Senior Indebtedness of such Person permitted under this Indenture the principal amount of which is $25,000,000 or more and that has been designated by such Person as "Designated Senior Indebtedness."

          "Domestic Subsidiary" means any direct or indirect Subsidiary of the Company that is organized and existing under the laws of the United States, any state thereof or the District of Columbia, but shall not include any Intellectual Property Subsidiary unless such Intellectual Property Subsidiary is a Wholly Owned Subsidiary of the Company.

          "Domestic Subsidiary Guarantee" means any Note Guarantee provided by any Domestic Subsidiary of the Company pursuant to Section 4.11.

          "EBITDA" for any period means the sum of Consolidated Net Income, income tax expense, Consolidated Interest Expense and Consolidated Non-Cash Charges deducted in computing Consolidated Net Income, without duplication, in each case for such period, of such Person and its consolidated Subsidiaries on a consolidated basis, all determined in accordance with GAAP.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Exchange and Registration Rights Agreement" means (i) the Exchange and Registration Rights Agreement, dated as of the Closing Date, among the Company, Holdings and the Initial Purchasers and (ii) any other similar exchange and registration rights agreement relating to Additional Securities.

          "Exchange Offer" means a registered exchange offer for Initial Securities undertaken by the Company pursuant to an Exchange and Registration Rights Agreement.

          "Exchange Securities" means, collectively, debt securities of the Company that are identical in all material respects to the Initial Securities, except for the transfer restrictions relating to the Initial Securities, issued in a like aggregate principal amount of the Initial Securities pursuant to an Exchange and Registration Rights Agreement.

          "Exempt Affiliate Transactions" means (a) transactions between or among the Company and/or its Wholly Owned Subsidiaries, (b) loans or advances to employees and officers of the Company or any Subsidiary of the Company in the ordinary course of business to provide for the payment of reasonable expenses incurred by such persons in the performance of their responsibilities to the Company or such Subsidiary or in connection with any relocation, (c) fees, compensation or employee benefit arrangements paid to and indemnity provided on behalf of directors, officers or employees of the Company or any Subsidiary of the Company in the ordinary course of business, (d) any employment agreement (including customary benefits thereunder) that is in effect on the Closing Date in the ordinary course of business and any such agreement entered into by the Company or a Subsidiary of the Company after the Closing Date in the ordinary course of business of the Company or such Subsidiary, (e) any Restricted Payment that is not prohibited by Section 4.04 and (f) transactions pursuant to agreements in effect on the Closing Date, including amendments thereto entered into after such date; provided that the terms of any such amendment are not, in
                      --------
the aggregate, less favorable to the Company than the terms of such agreement prior to such amendment and provided further that such agreements are set forth
                            -------- -------
in a schedule to this Indenture.

          "Existing Indebtedness" means the Indebtedness of the Company and its Subsidiaries (other than Indebtedness under the Senior Credit Facilities) in existence on the Closing Date, until such amounts are repaid.

          "Fair Market Value" means, with respect to any asset or property, the price that could be negotiated in an arms'-length free market transaction, for cash, between a willing seller and a willing buyer, neither of whom is under undue pressure or compulsion to complete the transaction.

          "Foreign Subsidiary" means any Subsidiary of the Company that is not a Domestic Subsidiary.

          "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the Closing Date.

          "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person, including any such obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such other Person (whether arising by agreement to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or
(ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term "Guarantee" shall not
                   --------  -------
include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb shall have a correlative meaning.

          "Guarantors" means the Initial Guarantor and any other Domestic Subsidiary of the Company that executes a supplemental indenture hereto pursuant to Section 4.11, and their respective successors and assigns, in each case until released from the applicable Note Guarantee in accordance with the terms of this Indenture.

          "Hedging Obligations" means, with respect to any Person, the obligations of such Person under (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements and (ii) other agreements or arrangements designed to protect such Person against fluctuations in interest rates.

          "Holder" or "Securityholder" means the Person in whose name a Security is registered on the Registrar's books.

          "Holdings" means the party identified as such in this Indenture until a successor replaces it in accordance with the terms of this Indenture and, thereafter, means the successor.

          "Incur" means issue, assume, Guarantee, incur or otherwise become liable for; provided, however, that any
            --------  -------

Indebtedness or Capital Stock of a Person existing at the time such person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Subsidiary at the time it becomes a Subsidiary; provided that neither the accrual of interest nor the
                      --------
accretion of original issue discount shall be considered an Incurrence of Indebtedness. The terms "Incurred," "Incurrence" and "Incurring" shall each have a correlative meaning.

          "Indebtedness" means, with respect to any Person on any date of determination (without duplication):

          (i) the principal (accreted value in the case of Indebtedness Incurred with original issue discount) of and premium (if any) in respect of indebtedness of such Person for borrowed money;

          (ii) the principal (accreted value in the case of Indebtedness Incurred with original issue discount) of and premium (if any) in respect of obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

          (iii) all Capital Lease Obligations and Attributable Debt of such Person;

          (iv) all obligations of such person to pay the deferred and unpaid purchase price of property or services (except Trade Payables);

          (v) all reimbursement obligations of such Person in respect of letters of credit, bankers' acceptances or other similar instruments or credit transactions, other than obligations with respect to letters of credit securing obligations (other than obligations described in clauses
     (i) through (iv) of this definition) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the third Business Day following receipt by such Person of a demand for reimbursement following payment on the letter of credit;

          (vi) the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Redeemable Stock of such Person or any Redeemable Stock of such Person's Subsidiaries (but excluding, in each case, any accrued dividends);

          (vii) the amount of Preferred Stock of such Person's Subsidiaries (but excluding any unaccrued dividends);

          (viii) all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; provided, however, that if such Indebtedness is not assumed by such
             --------  -------
     Person, the amount of such Indebtedness shall be the lesser of (a) the Fair Market Value (as determined by the board of directors of such Person, whose determination shall be conclusive if made in good faith and evidenced by a resolution of such board of directors) of such asset at such date of determination and (b) the amount of such Indebtedness of such other Person;

          (ix) all Indebtedness of other Persons to the extent Guaranteed by such Person; and

          (x) to the extent not otherwise included in this definition, net obligations in respect of Hedging Obligations.

          For purposes of this definition, the maximum fixed redemption, repayment or repurchase price of any Redeemable Stock that does not have a fixed redemption, repayment or repurchase price shall be calculated in accordance with the terms of such Redeemable Stock as if such Redeemable Stock were redeemed, repaid or repurchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture; provided, however, that if such
                                       --------  -------
Redeemable Stock is not then permitted to be redeemed, repaid or repurchased, the redemption, repayment or repurchase price shall be the book value of such Redeemable Stock as reflected in the most recent financial statements of such Person. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and the maximum liability, upon the occurrence of the contingency giving rise to the obligation, of any contingent obligations at such date.

          "Indenture" means this Indenture as amended from time to time.

          "Independent Director" means a director of the Company other than a director who is a party, or who is a director, officer, employee or Affiliate (or is related by blood or marriage to any such person) of the other party, to the transaction in question, and who is, in fact, independent in respect of such transaction.

          "Independent Financial Advisor" means a reputable accounting, appraisal or nationally recognized investment banking or consulting firm that is, in the reasonable judgment of the Board, qualified to perform the task for which such firm has been engaged and disinterested and independent with respect to the Company.

          "Initial Purchasers" means, collectively, Chase Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

          "Initial Shareholders" means the Sponsors and Management Shareholders.

          "Intellectual Property Subsidiary" means any Subsidiary of the Company
(i) substantially all the assets of which are comprised of patents, trademarks, copyrights and other intellectual property, (ii) that is engaged solely in the business of owning such assets (prior to any sale, lease, conveyance, disposition of or other transfer of any of such assets to any Person in accordance with the terms of this Indenture) and licensing such assets to the Company pursuant to a license agreement or other agreement or arrangement relating to licensing fees, royalty payments or similar fees or payments that does not require the payment of any fees or the making of any payments by the Company to such Intellectual Property Subsidiary in any year in excess of 10% of the gross revenues for such year attributable to the sales of products using the patents, trademarks, copyrights or other intellectual property that is the subject of such agreement or arrangement and other activities incidental thereto, (iii) contains in its charter, partnership agreement, operating agreement or other constituent or governing document (A) a provision granting the Company or any Wholly Owned Subsidiary of the Company control over the management (including the sale, lease, conveyance disposition of or other transfer of any of the properties or assets) of such Subsidiary, (B) a prohibition against the making of any distribution by such Subsidiary to any Person other than the Company or any Wholly Owned Subsidiary of the Company with respect to any year (other than in connection with the sale, lease, conveyance, disposition of or other transfer of any assets of such Subsidiary to any Person in accordance with the terms of this Indenture) in an amount in excess of 10% of the difference (if positive) between the revenue of such Subsidiary for such year and the operating expenses of such

Subsidiary for such year and (C) a provision requiring that all proceeds derived from the issuance, sale or other transfer of any shares of Capital Stock by such Subsidiary be distributed to the Company promptly upon receipt thereof and (iv) that does not Incur Indebtedness and that does not Incur any other obligation other than as permitted under clause (ii) above.

          "Investment" means, with respect to any Person, any investment by such Person in any other Person (including an Affiliate) in the form of a direct or indirect loan (including a Guarantee of Indebtedness or other Obligation), advance or other extension of credit or capital contribution (by means of any transfer of cash or other property) (excluding an advance to any officer or employee of the type specified in clause (b) of the definition of Exempt Affiliate Transactions and accounts receivable and other extensions of trade credit on commercially reasonable terms in accordance with normal trade practices), purchase or other acquisition for consideration or ownership of Indebtedness, Capital Stock or other security issued or owned by any other Person and any other item that is or would be classified as an investment on a balance sheet prepared in accordance with GAAP; provided that an acquisition of
                                                --------
assets, Capital Stock or other securities by the Company for consideration consisting of common equity securities of the Company shall not be deemed to be an Investment.

          "Issue Date" means the date on which any Initial Securities are originally issued.

          "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

          "Management Shareholder" means an officer, director or employee of the Company or any Subsidiary of the Company who is the beneficial owner of any Capital Stock of the Company or of Holdings.

          "Net Income" means, with respect to any Person for any period, the net income (loss) of such Person for such period, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends, excluding, however, (i) any gain (but not loss), together with any related provision for taxes on such gain (but not loss), realized in connection with (a) any Asset Sale (including, without limitation, any dispositions pursuant to a Sale and Leaseback Transaction) or (b) the disposition of any securities by such Person or any of its Subsidiaries or the extinguishment of any Indebtedness of such Person or any of its Subsidiaries,
(ii) any extraordinary gain or loss, together with any related provision for taxes on such extraordinary gain or loss, (iii) any gains (but not losses) from currency exchange transactions not in the ordinary course of business consistent with past practice and (iv) with respect to the Company, (a) cash restructuring charges or writeoffs recorded within the one-year period following the Closing Date in an aggregate amount not to exceed $5,000,000 and (b) other such non-cash restructuring charges or writeoffs recorded within such one-year period (excluding any non-cash charge that requires or represents an accrual or reserve for cash charges for any future period).

          "Net Proceeds" means the aggregate cash proceeds received by the Company or any of its Subsidiaries in respect of any Asset Sale (including, without limitation, any cash received upon the sale or other disposition of any noncash consideration received in any Asset Sale but only as and when received) net of (i) the amount of cash applied to repay or defease Indebtedness secured by the asset involved in such Asset Sale, (ii) the direct costs and expenses relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees, and sales commissions), (iii) any relocation expenses incurred as a result thereof, (iv) taxes (including income taxes and taxes payable upon payment or other distribution of funds from a Foreign Subsidiary to the Company or another Subsidiary of the Company) paid or payable as a result thereof, (v) any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP, (vi) a reasonable reserve for the after-tax cost of any indemnification payments (fixed or contingent) attributable to the seller's indemnities to purchaser in respect of such Asset Sale undertaken by the Company or any of its Subsidiaries in connection with such Asset Sale and (vii) if such Person is a Subsidiary of the Company, any dividends or distributions payable to holders of minority interests in such Subsidiary from the proceeds of such Asset Sale.

          "Non-Recourse Debt" means Indebtedness (i) as to which neither the Company nor any of its Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (b) is directly or indirectly liable (as a guarantor or otherwise), or (c) constitutes the lender; and (ii) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary of the Company) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness of the Company or any of its Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its Stated Maturity.

          "Note Guarantee" means each unconditional Guarantee, on a senior subordinated and unsecured basis, of the obligations with respect to the Securities issued by a Guarantor. Each Note Guarantee entered after the Closing Date shall be evidenced by delivery of a supplemental indenture substantially in the form of Exhibit C hereto.

          "Obligations" means any principal, interest, special interest, penalties, premiums, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

          "Officer" means the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the President, any Vice President, the Treasurer or the Secretary of the Company or of a Guarantor, as applicable.

          "Officers' Certificate" means, with respect to the Company, a certificate signed by two Officers of the Company, and, with respect to a Guarantor, a certificate signed by two Officers of such Guarantor.

          "Opinion of Counsel" means a written opinion from legal counsel who and which is acceptable to the Trustee. The counsel may be an employee of or counsel to the Company.

          "pari passu," as applied to the ranking of any Indebtedness of a
           ---- -----
Person in relation to other Indebtedness of such Person, means that each such Indebtedness either (i) is not subordinate in right of payment to any Indebtedness or (ii) is subordinate in right of payment to the same Indebtedness as is the other, and is so subordinate to the same extent, and is not subordinate in right of payment to each other or to any Indebtedness as to which the other is not so subordinate.

          "Permitted Indebtedness" means:

          (i) Indebtedness of the Company under the Senior Credit Facilities (and of any future Domestic Subsidiaries under the Domestic Subsidiary Guarantees), or any refinancing thereof, in an aggregate principal amount at any time outstanding (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of the Company and its Subsidiaries thereunder) not to exceed $265,000,000, less the aggregate amount of all Net Proceeds of Asset Sales applied to permanently reduce the outstanding amount or the commitments with respect to such Indebtedness pursuant to Section 4.06;

          (ii)   the Existing Indebtedness of the Company;

          (iii) the Indebtedness of the Company under the Securities (other than any Additional Securities) and of any future Domestic Subsidiaries under the Domestic Subsidiary Guarantees;

          (iv) Indebtedness (including Acquired Indebtedness) of the Company or any of its Subsidiaries represented by Capital Lease Obligations, mortgage financings or Purchase Money Obligations, in each case Incurred for the purpose of financing all or any part of the purchase price or cost of construction or improvement of property used in the business of the Company or such Subsidiary or any Refinancing Indebtedness thereof (provided that the requirements of clause (ii) of the definition of Refinancing Indebtedness need not be met for the purposes of this clause
     (iv)), in an aggregate principal amount not to exceed $20,000,000 at any time outstanding;

          (v) Refinancing Indebtedness of the Company or any of its Subsidiaries;

          (vi) Indebtedness of the Company owing to and held by any of its Wholly Owned Subsidiaries or Indebtedness of a Subsidiary of the Company owing to and held by the Company and any of its Wholly Owned Subsidiaries; provided, however, that (i) any subsequent issuance or transfer of Capital
     --------  -------
     Stock that results in any such Indebtedness being held by a Person other than a Wholly Owned Subsidiary of the Company and (ii) any sale or other transfer of any such Indebtedness to a Person that is not either the Company or a Wholly Owned Subsidiary of the Company shall be deemed, in each case, to constitute an Incurrence of such Indebtedness by the Company or such Subsidiary, as the case may be;

          (vii) (a) Hedging Obligations that are Incurred by the Company or any of its Subsidiaries for the purpose of fixing or hedging interest rate risk with respect to any floating rate Indebtedness that is permitted by this Indenture to be Incurred, (b) Indebtedness for letters of credit relating to workers' compensation claims and self-insurance or similar requirements in the ordinary course of business, (c) Indebtedness in respect of performance, surety or appeal bonds in the ordinary course of business and
     (d) Indebtedness in respect of any Currency Agreement;

          (viii) Indebtedness of the Company to the extent the proceeds thereof are immediately used after the Incurrence thereof to purchase Securities tendered in an offer to purchase made as a result of a Change of Control;

          (ix) Indebtedness arising from agreements providing for indemnification, adjustment of purchase price or similar obligations (or from Guarantees or letters of credit, surety bonds or performance bonds securing any obligations of the Company or any Subsidiary of the Company pursuant to such agreements), in any case Incurred in connection with the disposition of any business, assets or Subsidiary of the Company (other than Guarantees of Indebtedness Incurred by any Person acquiring all or any portion of such business, assets or Subsidiary for the purpose of financing such acquisition), in a principal amount not to exceed the gross proceeds actually received by the Company or any Subsidiary of the Company in connection with such disposition;

          (x) Qualified Subordinated Indebtedness of the Company or a Domestic Subsidiary;

          (xi) Indebtedness of Foreign Subsidiaries in an amount not at any time exceeding $10,000,000; and

          (xii) Indebtedness of the Company and its Subsidiaries (in addition to Indebtedness permitted by any other clause of this paragraph) in an aggregate principal amount at any time outstanding not to exceed $20,000,000.

          "Permitted Investments" means (a) any Investments in the Company; (b) any Investments in Cash Equivalents; (c) Investments made as a result of the receipt of noncash consideration from an Asset Sale that was made pursuant to and in compliance with Section 4.06; (d) Investments outstanding as of the Closing Date; (e) Investments in property or assets to be used in (or in Subsidiaries and any entity that, as a result of such Investment, is a Subsidiary engaged in) the same or a similar line of business as the Company or any of its Subsidiaries was engaged in on the Closing Date or any reasonable extensions or expansions thereof and Investments in the form of any purchase or other acquisition for consideration or ownership of additional Capital Stock of any of the Subsidiaries of the Company permitted under this Indenture; (f) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses in accordance with GAAP; (g) loans or advances to employees made in the ordinary course of business that do not in the aggregate exceed $10,000,000 at any time outstanding; (h) accounts receivables and other extensions of trade credit on commercially reasonable terms in accordance with normal trade practices; (i) Investments in any broker or customer; provided that the aggregate amount of such Investments
                        --------
in all brokers and customers shall not at any time exceed $5,000,000; (j) Investments in dealers or customers received as distributions on debt claims under a plan or plans of reorganization in any bankruptcy proceeding filed by or against any dealer or customer under Chapter 11 of Title 11 of the United States Code; provided that the Company liquidates such Investments as soon as
      --------
practicable; and (k) Investments in Indebtedness incurred by the Company or any Subsidiary of the Company in compliance with Section 4.03. The term "Permitted Investments" shall not include the purchase, redemption or other acquisition or retirement for value of any shares of Capital Stock of any Intellectual Property Subsidiary that are not owned by the Company.

          "Permitted Liens" means Liens securing Indebtedness of a Person existing at the time that such Person is merged into or consolidated with the Company or a Subsidiary of the Company or its assets are acquired by such Person; provided that such Liens were not created in contemplation of such
        --------
merger or consolidation or purchase and do not extend to any assets of the Company or any Subsidiary of the Company, other than the surviving person and its Subsidiaries or such assets.

          "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

          "Preferred Stock," as applied to the Capital Stock of any corporation, means Capital Stock of any class or classes (however designated) that is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

          "principal" of a Security means the principal of the Security plus the premium, if any, payable on the Security that is due or overdue or is to become due at the relevant time.

          "Private Exchange Securities" means, collectively, debt securities of the Company that are identical in all material respects to Exchange Securities, except for the transfer restrictions relating to such Private Exchange Securities, issued by the Company (under the same indenture as the Exchange Securities) simultaneously with the delivery of the Exchange Securities in an Exchange Offer, to any Holder that holds any Initial Securities acquired by it that have, or that are reasonably likely to be determined to have, the status of an unsold allotment in an initial distribution, or to any Holder that is not entitled to participate in an Exchange Offer, upon the request of any such Holder, in exchange for a like aggregate principal amount of Initial Securities held by such Holder.

          "Productive Assets" means assets of a kind used or usable by the Company and its Subsidiaries in the Company's business or any Related Business.

          "Public Equity Offering" means an underwritten primary public offering of the common stock of the Company or of the common stock of Holdings pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act (whether alone or in conjunction with a secondary public offering).

          "Purchase Money Obligations" of any Person means any obligations of such Person to any seller or any other Person Incurred or assumed to finance the construction and/or acquisition of real or personal property to be used in the business of such Person or any of its Subsidiaries in an amount that is not more than 100% of the cost of such property, and Incurred in contemplation of, or within 180 days after, the date of such acquisition (excluding accounts payable to trade creditors Incurred in the ordinary course of business).

          "Qualified Subordinated Indebtedness" means Subordinated Indebtedness owing to an Initial Shareholder or any Affiliate of any Initial Shareholder (or, in the case of Qualified Subordinated Indebtedness issued by the Company to purchase, redeem or otherwise acquire or retire for value any shares of Capital Stock of any Intellectual Property Subsidiary, to any other Person) that (i) does not require or permit any payment for any reason upon or in respect thereof, whether principal, interest or otherwise, prior to the Stated Maturity thereof, except in additional Qualified Subordinated Indebtedness, (ii) does not permit any acceleration thereof at any time prior to the date that is 365 days after the payment in full in cash of the Securities, (iii) has a Stated Maturity that is not earlier than the fifth anniversary of the Stated Maturity of the Securities, (iv) does not contain any affirmative, negative, financial or operating covenants and (v) is expressly subordinated in right of payment to all other Indebtedness of the Company on substantially the same terms that it is subordinated in right of payment to the Securities.

          "Redeemable Stock" means with respect to any Person, Capital Stock of such Person that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event (unless any redemption or repurchase of such Capital Stock thereupon is required by any such terms, but only to the extent that a payment in respect thereof would be permitted under Section 4.04, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date which is one year after the date on which the Securities mature.

          "Refinancing Indebtedness" means any Indebtedness of the Company or any of its Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund other Indebtedness of the Company or any of its Subsidiaries; provided that: (i) the principal
                                           --------
amount of such Refinancing Indebtedness does not exceed the principal amount of the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of reasonable expenses and penalties and premiums incurred in connection therewith); (ii) such Refinancing Indebtedness has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; (iii) such Refinancing Indebtedness ranks in right of payment to the Securities at least to the same extent as the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and (iv) such Indebtedness is Incurred either by the Company or by the Subsidiary who is the obligor on the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded.

          "Registration Default" means (i) the failure of the Company to file with the SEC the applicable registration statement as required by an Exchange and Registration Rights Agreement, (ii) the failure of the registration statement prepared in connection with an Exchange Offer or any shelf registration statement relating to the offer and sale of the Transfer Restricted Securities by the Holders thereof from time to time to be declared effective as required by an Exchange and Registration Rights Agreement, (iii) the failure to consummate an Exchange Offer as required by an Exchange and Registration Rights Agreement or (iv) the failure of any shelf registration statement relating to the offer and sale of the Transfer Restricted Securities by the Holders thereof from time to time to remain effective as provided in an Exchange and Registration Rights Agreement.

          "Related Business" means any business which is the same as or related, ancillary or complimentary to the business of the Company on the Closing Date, as reasonably determined by the Board.

          "Representative" means the trustee, agent or representative (if any) for an issue of Senior Indebtedness of the Company.

          "Resolution" means, with respect to the Company, a copy of a resolution certified by the secretary or an assistant secretary of the Company to have been duly adopted by the Board and to be in full force and effect on the date on which such certification delivered to the Trustee, and, with respect to a Guarantor, a copy of a resolution certified by the secretary or an assistant secretary of such Guarantor to have been duly adopted by the board of directors of such Guarantor and to be in full force and effect on the date on which such certification delivered to the Trustee.

          "Restricted Investment" means an Investment other than a Permitted Investment.

          "Restricted Securities Legend" means the legend set forth in Section 2.3(e)(i) of Appendix A hereto.

          "Revolving Credit Facility" means that certain senior secured revolving credit facility provided to the Company by The Chase Manhattan Bank, Merrill Lynch Capital Corporation and certain other lenders on the Closing Date in an amount equal to $70,000,000 and/or any successor facility or facilities.

          "Sale and Leaseback Transaction" means any direct or indirect arrangement with any Person or to which any such Person is a party providing for the leasing to the Company or a Subsidiary of the Company of any property, whether owned by the Company or any Subsidiary of the Company as of the Closing Date or later acquired, which has been or is to be sold or transferred by the Company or such Subsidiary to such Person or to any other Person from whom funds have been or are to be advanced by such Person on the security of such property.

          "SEC" means the Securities and Exchange Commission.

          "Securities" means the Securities issued under this Indenture.

          "Securityholder" or "Holder" means the Person in whose name a Security is registered on the Registrar's books.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "Secured Indebtedness" means any Indebtedness of the Company secured by a Lien.

          "Senior Credit Facilities" means the Revolving Credit Facility and the Term Credit Facility, including any related notes, Guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case as amended, modified, renewed, refunded, replaced, restated or refinanced from time to time.

          "Senior Indebtedness" means with respect to Indebtedness of the Company, (i) Indebtedness Incurred under the Senior Credit Facilities and (ii) any other Indebtedness permitted to be Incurred under the terms of this Indenture, unless the instrument under which such Indebtedness is Incurred expressly provides that it is on parity with or subordinated in right of payment to any Indebtedness for money borrowed. Notwithstanding anything to the contrary in the foregoing, Senior Indebtedness will not include (w) any liability for Federal, state, local or other taxes, (x) any Indebtedness of the Company to any of its Subsidiaries, Unrestricted Subsidiaries or other Affiliates, (y) any Trade Payables or (z) any Indebtedness that is Incurred in violation of this Indenture. Senior Indebtedness shall include (a) the principal of, premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding pursuant to any Bankruptcy Law) in accordance with and at the rate (including any rate applicable upon any default, to the extent lawful) specified in any document evidencing the Senior Indebtedness (whether or not the claim for such interest is allowed as a claim after such filing in any proceeding under such Bankruptcy
Law) and (b) all other obligations with respect to any Senior Indebtedness (including all reimbursement obligations in respect of letters of credit issued under the Senior Credit Facilities and all obligations for fees, expenses, indemnities and other amounts payable thereunder or in connection therewith). "Senior Indebtedness" of any Guarantor has a correlative meaning.

          "Senior Subordinated Indebtedness" of the Company means the Securities and any other Indebtedness of the Company that specifically provides that such Indebtedness is to rank pari passu with the Securities in right of payment and
                        ---- -----
is not subordinated by its terms in right of payment to any Indebtedness or other obligation of the Company which is not Senior Indebtedness. "Senior Subordinated Indebtedness" of a Guarantor has a correlative meaning.

          "Significant Subsidiary" means, at any date of determination, any Subsidiary or Unrestricted Subsidiary of the Company that, together with its Subsidiaries, (i) for the most recent fiscal year of the Company, accounted for more than 5.0% of the consolidated revenues of the Company and its Subsidiaries or (ii) as of the end of such fiscal year, was the owner of more than 5.0% of the consolidated assets of the Company and its Subsidiaries, all as set forth on the most recently available consolidated financial statements of the Company for such fiscal year.

          "Special Interest" means an amount equal to $0.192 per week per $1,000 principal amount of Securities constituting Transfer Restricted Securities held by each Holder until all Registration Defaults have been cured.

          "Sponsors" means, collectively, GE Investment Private Placement Partners II, a Limited Partnership, and Warburg, Pincus Ventures, L.P. and any successor funds.

          "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of an contingency beyond the control of the issuer unless such contingency has occurred).

          "Subordinated Indebtedness" means Indebtedness of the Company or any Domestic Subsidiary if the instrument creating or evidencing such Indebtedness or pursuant to which such Indebtedness is outstanding provides that such Indebtedness is subordinated in right of payment to the Securities or any Domestic Subsidiary Guarantees of any such Domestic Subsidiary, as the case may be, and may be subordinated to Senior Indebtedness.

          "Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof). Notwithstanding the foregoing, an Unrestricted Subsidiary and all of its Subsidiaries shall not be a Subsidiary of the Company for any purposes of this Indenture.

          "Term Credit Facility" means that certain senior secured term loan provided to the Company by The Chase Manhattan Bank, Merrill Lynch Capital Corporation and certain other lenders on the Closing Date, in an aggregate principal amount of $175,000,000.

          "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. (S)(S) 77aaa-77bbbb) as in effect on the date of this Indenture.

          "Trade Payables" means, with respect to any Person, any accounts payable or any Indebtedness or monetary obligation to trade creditors created, assumed or Guaranteed by such Person arising in the ordinary course of business of such Person in connection with the acquisition of goods or services.

          "Transfer Restricted Securities" means (i) each Initial Security until the date on which such Security has been exchanged for a freely transferable Exchange Security in an Exchange Offer, (ii) each Initial Security or Private Exchange Security until the date on which it has been effectively registered under the Securities Act and disposed of in accordance with a shelf registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities by the Holders thereof from time to time in accordance with the methods of distribution set forth in such registration statement, (iii) each Initial Security or Private Exchange Security until the date on which it is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act or (iv) any other Security that bears or is required to bear the Restricted Securities Legend. Upon the occurrence of any of the events described in clause (i), (ii) or (iii), the Company shall deliver to the Trustee an Officers' Certificate stating that such event has occurred.

          "Trustee" means the party named as such in this Indenture until a successor replaces it in accordance with the terms of this Indenture and, thereafter, means the successor.

          "Trust Officer" means any officer or assistant officer of the Trustee within the Corporate Trust Administration of the Trustee (or any successor group of the Trustee) or any other officer of the Trustee performing functions similar to those customarily performed by the above-designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge or familiarity with the particular subject.

          "Uniform Commercial Code" means the New York Uniform Commercial Code as in effect from time to time.

          "Unrestricted Subsidiary" means (i) any Person that (a) at the time of determination shall be designated an Unrestricted Subsidiary by the Board in the manner provided below and (b) would, but for such designation, be a Subsidiary of the Company and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board may designate any Subsidiary of the Company (including any newly acquired or newly formed Subsidiary of the Company) to be an Unrestricted Subsidiary unless at the time of designation such Subsidiary or any Subsidiary of such Subsidiary owns any Capital Stock or Indebtedness of, or owns or holds any Lien on any property of, the Company or any other Subsidiary of the Company that is not a Subsidiary of the Subsidiary to be so designated; provided, however, that either
                                                  --------  -------
(a) the Subsidiary to be so designated has total assets of $1,000 or less or (b) if such Subsidiary has assets greater than $1,000, then such designation would be permitted under Section 4.04 as a "Restricted Payment" after giving effect to the designation. The Board may designate any Unrestricted Subsidiary to be a Subsidiary; provided, however, that immediately after giving pro forma effect to
            --------  -------
such designation (1) the Company could Incur $1.00 of additional Indebtedness pursuant to the Consolidated Interest Coverage Ratio test in Section 4.03 and
(2) no Default or Event of Default shall have occurred and be continuing. Any such designation by the Board shall be evidenced to the Trustee by promptly filing with the Trustee a copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complies with the foregoing provisions.

          "U.S. Government Obligations" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable or redeemable at the issuer's option.

          "Voting Stock" of a corporation means all classes of Capital Stock of such corporation then outstanding and normally entitled to vote in the election of directors.

          "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (i) the sum of the product obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payments at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (ii) the then outstanding principal amount of such Indebtedness.

          "Wholly Owned Subsidiary" of any Person means a Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person. Unrestricted Subsidiaries shall not be included in the definition of Wholly Owned Subsidiary for any purposes of this Indenture.

          SECTION 1.02.  Other Definitions.
                         ------------------

                                                 Defined in
                   Term                           Section
                   ----                         ------------

"Affiliate Transaction"........................   4.07(a)
"Asset Sale Offer".............................   4.06(c)(1)
"Asset Sale Offer Amount"......................   4.06(c)(3)
"Asset Sale Purchase Date".....................   4.06(c)(2)
"Bankruptcy Law"...............................   6.01
"cash".........................................   4.06(a)
"Change of Control Offer"......................   4.08(b)
"Change of Control Payment"....................   4.08(a)
"Change of Control Payment Date"...............   4.08(b)(3)
"conflicting interest".........................   7.10
"covenant defeasance option"...................   8.01(b)
"CUSIP"........................................   2.13
"Custodian"....................................   6.01
"Event of Default".............................   6.01
"Excess Proceeds"..............................   4.06(c)(1)
"Exempt Asset Sale"............................   4.06(a)
"Guaranteed Obligations".......................  11.01
"legal defeasance option"......................   8.01(b)
"Legal Holiday"................................  13.08
"Notice of Default"............................   6.01
"Paying Agent".................................   2.04
"Payment Blockage Notice"......................  10.03
"Payment Default"..............................   6.01(7)
"protected purchaser"..........................   2.08
"Registrar"....................................   2.04
"Restricted Payment"...........................   4.04
"Subordinated Reorganization Securities".......  10.02(2)

          SECTION 1.03.  Incorporation by Reference of Trust Indenture Act.
                         --------------------------------------------------
This Indenture is subject to the mandatory provisions of the TIA, which are incorporated by reference in and made a part of this Indenture. The following TIA terms have the following meanings:

          "Commission" means the SEC.

          "indenture securities" means the Securities and the Note Guarantees.

          "indenture security holder" means a Holder or Securityholder.

          "indenture to be qualified" means this Indenture.

          "indenture trustee" or "institutional trustee" means the Trustee.

          "obligor" on the indenture securities means the Company, the Guarantors and any other obligor on the indenture securities.

          All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

          SECTION 1.04.  Rules of Construction.  Unless the context otherwise
                         ----------------------
requires:

          (1) a term has the meaning assigned to it;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

          (3) "or" is not exclusive;

          (4) "including" means including without limitation;

          (5) words in the singular include the plural and words in the plural include the singular;

          (6) unsecured Indebtedness shall not be deemed to be subordinate or junior to Secured Indebtedness merely by virtue of its nature as unsecured Indebtedness;

          (7) the principal amount of any noninterest bearing or other discount security at any date shall be the principal amount thereof that would be shown on a balance sheet of the issuer dated such date prepared in accordance with GAAP;

          (8) the principal amount of any Preferred Stock shall be (i) the maximum liquidation value of such Preferred Stock or (ii) the maximum mandatory redemption or mandatory repurchase price with respect to such Preferred Stock, whichever is greater.


                                   ARTICLE II

                                 The Securities
                                 --------------


          SECTION 2.01. Amount of Securities; Issuable in Series.  Except as
                        -----------------------------------------
otherwise provided herein, the aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is $265,000,000. The Securities may be issued in one or more series. All Securities of any one series shall be substantially identical except as to denomination.

          With respect to any Additional Securities issued after the Closing Date (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to
Section 2.07, 2.08, 2.09 or 3.06 or Appendix A hereto), there shall be (i) established in or pursuant to a Board Resolution and (ii) (A) set forth or determined in the manner provided by the Company in an Officer's Certificate or
(B) established in one or more indentures supplemental hereto, prior to the issuance of such Additional Securities:

          (1) whether such Additional Securities shall be issued as part of a new or existing series of Securities and the title of such Additional Securities (which shall distinguish the Additional Securities of the series from Securities of any other series);

          (2) the aggregate principal amount of such Additional Securities which may be authenticated and delivered under this Indenture, which shall be in an aggregate principal amount not to exceed $150,000,000 (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the same series pursuant to Section 2.07, 2.08, 2.09 or 3.06 or Appendix A hereto and except for Securities which, pursuant to Section 2.03, are deemed never to have been authenticated and delivered hereunder);

          (3) the issue price and issuance date of such Additional Securities, including the date from which interest on such Additional Securities shall accrue;

          (4) if applicable, that such Additional Securities shall be issuable in whole or in part in the form of one or more Global Securities (as defined in Appendix A hereto) and, in such case, the respective depositaries for such Global Securities, the form of any legend or legends which shall be borne by such Global Securities in addition to or in lieu of those set forth in Exhibit A hereto and any circumstances in addition to or in lieu of those set forth in Section 2.3 of Appendix A hereto in which any such Global Security may be exchanged in whole or in part for Additional Securities registered, or any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the depositary for such Global Security or a nominee thereof; and

          (5) if applicable, that such Additional Securities shall not be issued in the form of Initial Securities as set forth in Exhibit A hereto, but shall be issued in the form of Exchange Securities as set forth in Exhibit B hereto.

          If any of the terms of any Additional Securities are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or any Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate or the indenture supplemental hereto setting forth the terms of the Additional Securities. In addition, an Opinion of Counsel with respect to the issuance of such Additional Securities, which Opinion of Counsel shall be substantially in the form of the Opinion of Counsel delivered on behalf of the Company on the Closing Date, shall be delivered to the Trustee at the time of the delivery of the Officers' Certificate or the indenture supplemental hereto.

          SECTION 2.02.  Form and Dating.  Provisions relating to the Original
                         ----------------
Securities, the Additional Securities, the Private Exchange Securities and the Exchange Securities are set forth in Appendix A hereto, which is hereby incorporated in and expressly made a part of this Indenture. The (i) Original Securities and the Trustee's certificate of authentication, (ii) Additional Securities (if issued as Transfer Restricted Securities) and the Trustee's certificate of authentication and (iii) Private

Exchange Securities and the Trustee's certificate of authentication shall each be substantially in the form of Exhibit A hereto, which is hereby incorporated in and expressly made a part of this Indenture. The Exchange Securities (and any Additional Securities issued other than as Transfer Restricted Securities) and the Trustee's certificate of authentication shall each be substantially in the form of Exhibit B hereto, which is hereby incorporated in and expressly made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company or any Guarantor is subject, if any, or usage. Any such notation, legend or endorsement shall be furnished to the Trustee in writing. Each Security shall be dated the date of its authentication. The terms of the Securities set forth in Appendix A hereto and Exhibits A and B hereto are part of the terms of this Indenture.

          SECTION 2.03.  Execution and Authentication.  One or more Officers of
                         -----------------------------
the Company shall sign the Securities for the Company by manual or facsimile signature.

          If an Officer of the Company whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

          A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The manual signature of the Trustee shall be conclusive evidence that the Security has been authenticated under this Indenture.

          The Trustee shall authenticate and make available for delivery Securities as set forth in Appendix A hereto.

          The Trustee (at the expense of the Company) may appoint an authenticating agent reasonably acceptable to the Company to authenticate the Securities. Any such appointment shall be evidenced by an instrument signed by a Trust Officer, a copy of which shall be furnished to the Company. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as the Registrar, any Paying Agent or any agent for service of notices and demands.

          The Company initially appoints the Trustee as (i) Registrar and Paying Agent in connection with the Securities, and (ii) the Securities Custodian (as defined in Appendix A hereto) with respect to the Global Securities (as defined in Appendix A hereto).

          SECTION 2.04.  Registrar and Paying Agent.  The Company shall maintain
                         ---------------------------
an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities may be presented for payment (the "Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more transfer agents and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

          The Company shall enter into an appropriate agency agreement with the Registrar, any transfer agent or any Paying Agent not a party to this Indenture, which shall incorporate the terms of the TIA. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.07. The Company or any of its domestically organized Wholly Owned Subsidiaries may act as Registrar, transfer agent or Paying Agent.

          The Company may remove the Registrar or any Paying Agent upon written notice to the Registrar or such Paying Agent and to the Trustee; provided,
                                                                 --------
however, that no such removal shall become effective until (1) acceptance of an
-------
appointment by a successor as evidenced by an appropriate agreement entered into by the Company and such successor Registrar or Paying Agent, as the case may be, and delivered to the Trustee or (2) notification to the Trustee that the Trustee shall serve as Registrar or Paying Agent until the appointment of a successor in accordance with clause (1) above. The Registrar or any Paying Agent may resign at any time upon written notice.

          SECTION 2.05.  Paying Agent To Hold Money in Trust.  On or prior to
                         ------------------------------------
each due date of the principal and interest, including Special Interest, on any Security, the Company shall deposit with the Paying Agent (or if the Company or any of its domestically organized Wholly Owned Subsidiaries is acting as Paying Agent, segregate and hold in trust for the benefit of the Persons entitled thereto) a sum sufficient to pay such principal and interest, including Special Interest, when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of or interest, including Special Interest, on the Securities and shall notify the Trustee of any default by the Company in making any such payment. If the Company or any of its domestically organized Wholly Owned Subsidiaries acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by the Paying Agent. Upon complying with this
Section 2.05, the Paying Agent shall have no further liability for the money delivered to the Trustee.

          SECTION 2.06.  Securityholder Lists.  The Trustee shall preserve in as
                         ---------------------
current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish, or cause the Registrar to furnish, to the Trustee, in writing at least five Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

          SECTION 2.07.  Transfer and Exchange.  The Securities shall be issued
                         ----------------------
in registered form and shall be transferable only upon the surrender of a Security for registration of transfer. When a Security is presented to the Registrar with a request to register a transfer, the Registrar shall register the transfer as requested if the requirements of Section 8-401(a)(l) of the Uniform Commercial Code are met. When Securities are presented to the Registrar with a request to exchange them for an equal principal amount of Securities of other denominations, the Registrar shall make the exchange as requested if the same requirements are met. To permit registration of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's request. The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with any transfer or exchange pursuant to this Section 2.07. The Company shall not be required to make, and the Registrar need not register, transfers or exchanges of Securities selected for redemption (except, in the case of Securities to be redeemed in part, the portion thereof not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed.

          Prior to the due presentation for registration of transfer of any Security, the Company, the Guarantors, the Trustee, the Registrar, any transfer agent and any Paying Agent may deem and treat the Person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest, if any, including Special Interest, on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, any Guarantor, the Trustee, the Registrar, any transfer agent or any Paying Agent shall be affected by notice to the contrary.

          Any Holder of a Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interest in such Global Security may be effected only through a book-entry system maintained by (i) the Holder of such Global Security (or its agent) or (ii) any Holder of a beneficial interest in such Global Security, and that ownership of a beneficial interest in such Global Security shall be required to be reflected in a book entry.

          All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture will evidence the same debt and will be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

          SECTION 2.08.  Replacement Securities.  If a mutilated Security is
                         -----------------------
surrendered to the Registrar or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the requirements of
Section 8-405 of the Uniform Commercial Code are met, such that the Holder (i) satisfies the Company or the Trustee within a reasonable time after he has notice of such loss, destruction or wrongful taking and the Registrar does not register a transfer prior to receiving such notification, (ii) makes such request to the Company or the Trustee prior to the Security being acquired by a protected purchaser as defined in Section 8-303 of the Uniform Commercial Code (a "protected purchaser") and (iii) satisfies any other reasonable requirements of the Trustee. Such Holder shall furnish an indemnity bond sufficient in the judgment of the Trustee to protect the Company, the Trustee, the Registrar, any transfer agent and any Paying Agent from any loss that any of them may suffer if a Security is replaced. The Company and the Trustee may charge the Holder for their expenses in replacing a Security. In the event any such mutilated, lost, destroyed or wrongfully taken Security has become or is about to become due and payable, the Company in its discretion may pay such Security instead of issuing a new Security in replacement thereof.

          Every replacement Security is an additional obligation of the Company.

          The provisions of this Section 2.08 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, lost, destroyed or wrongfully taken Securities.

          SECTION 2.09.  Outstanding Securities.  Securities outstanding at any
                         -----------------------
time are all Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancelation and those described in this Section
2.09 as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

          If a Security is replaced pursuant to Section 2.08, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that the replaced Security is held by a protected purchaser.

          If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a redemption date or maturity date money sufficient to pay all principal and interest, including Special Interest, payable on that date with respect to the Securities (or portions thereof) to be redeemed or maturing, as the case may be, and the Paying Agent is not prohibited from paying such money to the Securityholders on that date pursuant to the terms of this Indenture, then on and after that date such Securities (or portions thereof) cease to be outstanding and interest on them ceases to accrue.

          SECTION 2.10.  Temporary Securities.  In the event that Definitive
                         ---------------------
Securities (as defined in Appendix A hereto) are to be issued under the terms of this Indenture, until such Definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of Definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the

Company shall prepare and the Trustee shall authenticate Definitive Securities and deliver them in exchange for temporary Securities upon surrender of such temporary Securities at the office or agency of the Company, without charge to the Holder.

          SECTION 2.11.  Cancelation.  The Company at any time may deliver
                         ------------
Securities to the Trustee for cancelation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Securities surrendered for registration of transfer, exchange, payment or cancelation, destroy such Securities and deliver a certificate of destruction signed by a Trust Officer to the Company. The Company may not issue new Securities to replace Securities it has redeemed, paid or delivered to the Trustee for cancelation. The Trustee shall not authenticate Securities in place of canceled Securities other than pursuant to the terms of this Indenture.

          SECTION 2.12.  Defaulted Interest.  If the Company defaults in a
                         -------------------
payment of interest on the Securities, the Company shall pay the defaulted interest (plus interest on such defaulted interest to the extent lawful) in any lawful manner. The Company may pay the defaulted interest to the persons who are Securityholders on a subsequent special record date. The Company shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee and shall promptly mail or cause to be mailed to each Securityholder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

          SECTION 2.13.  CUSIP Numbers.  The Company in issuing the Securities
                         --------------
may use "CUSIP" numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made
--------  -------
as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                  ARTICLE III

                                  Redemption
                                  ----------


          SECTION 3.01.  Notices to Trustee.  If the Company elects to redeem
                         -------------------
Securities pursuant to paragraph 5 of the Securities, it shall notify the Trustee in writing of the redemption date, the principal amount of Securities to be redeemed and the paragraph of the Securities pursuant to which the redemption will occur.

          The Company shall give each notice to the Trustee provided for in this
Section 3.01 at least 60 days before the redemption date unless the Trustee consents to a shorter period. Such notice shall be accompanied by an Officers' Certificate and an Opinion of Counsel from the Company to the effect that such redemption will comply with the conditions herein. If fewer than all the Securities are to be redeemed, the record date relating to such redemption shall be selected by the Company and given to the Trustee, which record date shall be not fewer than 15 days after the date of notice to the Trustee. Any such notice may be canceled at any time prior to notice of such redemption being mailed to any Holder and shall thereby be void and of no effect.

          SECTION 3.02.  Selection of Securities To Be Redeemed.  If fewer than
                         ---------------------------------------
all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed pro rata or by lot or by a method that complies with applicable legal and securities exchange requirements, if any (provided, however, that the
                                                    --------  -------
Company shall have previously notified the Trustee in writing of any securities exchange upon which the Securities are listed), and that the Trustee shall deem to be fair and appropriate and in accordance with methods generally used at the time of selection by fiduciaries in similar circumstances. The Trustee shall make the selection from outstanding Securities not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1,000. Securities and portions of them the Trustee selects shall be in amounts of $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be redeemed.

          SECTION 3.03.  Notice of Redemption.  At least 30 days but not more
                         ---------------------
than 60 days before a date for redemption of Securities, the Company shall mail a notice of redemption by first-class mail to each Holder of Securities to be redeemed at such Holder's registered address.

          The notice shall identify the Securities to be redeemed and shall state:

          (1)  the redemption date;

          (2)  the redemption price;

          (3)  the name and address of the Paying Agent;

          (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

          (5) if fewer than all the outstanding Securities are to be redeemed, the certificate numbers and principal amounts of the particular Securities to be redeemed;

          (6) if any Securities are to be redeemed only in part, the portion of the principal amount of such Securities to be redeemed;

          (7) that, unless the Company defaults in making such redemption payment or the Paying Agent is prohibited from making such payment pursuant to the terms of this Indenture, interest on Securities (or portion thereof) called for redemption ceases to accrue on and after the redemption date;

          (8) the paragraph of the Securities pursuant to which the Securities called for redemption are being redeemed;

          (9) the CUSIP number, if any, printed on the Securities being redeemed; and

          (10) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Securities.

          At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. In such event, the Company shall provide the Trustee with the information required by this Section 3.03.

          SECTION 3.04.  Effect of Notice of Redemption. Once notice of
                         -------------------------------
redemption is mailed, Securities called for redemption become due and payable on the redemption date and at the redemption price stated in the notice. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price stated in the notice, plus accrued interest, if any, including Special Interest, to the redemption date; provided, however, that if the redemption
                                  --------  -------
date is after a regular record date and on or prior to the interest payment date, the accrued interest shall be payable to the Securityholder of the redeemed Securities registered on the relevant record date. Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.

          SECTION 3.05.  Deposit of Redemption Price.  Prior to 10:00 a.m. on
                         ----------------------------
the redemption date, the Company shall deposit with the Paying Agent (or, if the Company or a domestically organized Wholly Owned Subsidiary of the Company is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption that have been delivered by the Company to the Trustee for cancelation.

          SECTION 3.06.  Securities Redeemed in Part.  Upon surrender of a
                         ----------------------------
Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate for the Holder (at the Company's expense) a new Security equal in principal amount to the unredeemed portion of the Security surrendered.


                                   ARTICLE IV

                                   Covenants
                                   ---------

          SECTION 4.01.  Payment of Securities.  The Company shall promptly pay
                         ----------------------
the principal of and interest, including Special Interest, on the Securities on the dates and in the manner provided in the Securities and in this Indenture. Principal and interest, including Special Interest, shall be considered paid on the date due if on such date the Trustee or the Paying Agent holds in accordance with this Indenture money sufficient to pay all principal and interest, including Special Interest, then due and the Trustee or the Paying Agent, as the case may be, is not prohibited from paying such money to the Securityholders on that date pursuant to the terms of this Indenture.

          The Company shall pay interest on overdue principal at the rate specified therefor in the Securities, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

          SECTION 4.02.  Reports.  Whether or not required by the rules and
                         --------
regulations of the SEC, so long as any Securities are outstanding, the Company shall furnish to the Trustee and to the Holders of Securities within 15 days after it is or would have been required to file them with the SEC (i) all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if the Company were required to file such forms, including a section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Company's certified independent accountants and (ii) all current reports that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports. In addition, whether or not required by the rules and regulations of the SEC, at any time after the Company files a registration statement with respect to the Exchange Offer undertaken by the Company pursuant to the Exchange and Registration Rights Agreement dated as of the Closing Date or a shelf registration statement relating to the offer and sale of Transfer Restricted Securities by the Holders thereof from time to time, the Company shall (i) file a copy of all such information and reports with the SEC for public availability (unless the SEC will not accept such a filing) and (ii) if the SEC will not accept such filing, promptly upon written request and payment of the reasonable cost of duplication and delivery, supply copies of such documents to securities analysts and prospective investors. In addition, for so long as any Securities remain outstanding, the Company shall furnish to the Trustee, to the Holders of Securities and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act. The Company also shall comply with the other provisions of TIA (S) 314(a).

          SECTION 4.03.  Limitation on Indebtedness.  The Company shall not, and
                         ---------------------------
shall not permit any of its Subsidiaries to, directly or indirectly, Incur any Indebtedness (including Acquired Indebtedness) other than Permitted Indebtedness; provided, however, that the Company and its Subsidiaries may Incur
              --------  -------
Indebtedness (including

Acquired Indebtedness) if: (i) the Consolidated Interest Coverage Ratio for the Company's most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is Incurred would have been at least 1.75 to 1.00 with respect to any Incurrence on or before January 15, 2001, or at least 2.00 to
1.00 thereafter, determined on a pro forma basis (including a pro forma application of the Net Proceeds therefrom), as if the additional Indebtedness had been Incurred at the beginning of such four-quarter period; and (ii) no Default or Event of Default (except any as may be cured through the application of proceeds of such Indebtedness) shall have occurred and be continuing or would occur as a consequence thereof.

          For purposes of determining any particular amount of Indebtedness under this Section 4.03, Guarantees, Liens or Obligations with respect to letters of credit supporting Indebtedness otherwise included in the determination of such particular amount shall not be included. For purposes of determining compliance with this Section 4.03, in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described in the definition of Permitted Indebtedness, the Company, in its sole discretion, shall classify such item of Indebtedness and shall only be required to include the amount and type of such Indebtedness in one of such clauses.

          SECTION 4.04.  Limitation on Restricted Payments.
                         ----------------------------------

     (a) The Company shall not, and shall not permit any of its Subsidiaries, directly or indirectly, to: (i) declare or pay any dividend or make any distribution on or in respect of its Capital Stock (including any payment in connection with any merger or consolidation involving the Company), except dividends or distributions payable solely in its Capital Stock (other than Redeemable Stock) and except dividends or distributions payable solely to the Company or any Wholly Owned Subsidiary of the Company; (ii) purchase (except as a Permitted Investment), redeem or otherwise acquire or retire for value any Capital Stock of the Company or any direct or indirect parent of the Company or any Subsidiary of the Company (including any Intellectual Property Subsidiary) or any Unrestricted Subsidiary or other Affiliate of the Company (other than any such Capital Stock owned by the Company or any Wholly Owned Subsidiary of the Company); (iii) make any principal payment on, or purchase, repurchase, redeem, defease or otherwise acquire or retire for value, prior to a scheduled mandatory sinking fund payment date or Stated Maturity any (a) Subordinated Indebtedness of the Company or (b) Subordinated Indebtedness of any Domestic Subsidiary; or (iv) make any Restricted Investment (any such dividend, distribution, purchase, redemption, repurchase, defeasance, other acquisition, retirement or Investment being herein referred to as a "Restricted Payment"), unless, at the time of and after giving effect to such Restricted
Payment:

          (1) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof;

          (2) the Company would, at the time of such   Restricted Payment and
     after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to Incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to the Consolidated Interest Coverage Ratio test set forth in the first paragraph of Section 4.03; and

          (3) the aggregate amount of such Restricted Payment and all other Restricted Payments declared or made by the Company and its Subsidiaries after the Closing Date, is less than the sum of:

               (A) 50% of the Consolidated Net Income of the Company for the period (treated as one accounting period) from the beginning of the first fiscal quarter commencing after the Closing Date to the end of the Company's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, if such Consolidated Net Income for such period is a deficit, minus 100% of such deficit), plus

               (B) 100% of the aggregate Net Cash Proceeds received by the Company from the issue or sale after the Closing Date of Capital Stock of the Company or of debt securities of the Company that have been converted into such Capital Stock (other than (x) Capital Stock (or convertible debt securities) sold to a Subsidiary of the Company or an Unrestricted Subsidiary of the Company, (y) Redeemable Stock or debt securities that have been converted into Redeemable Stock and (z) except as provided for in clause (D), an employee participation plan or other trust established by the Company or any of its Subsidiaries), plus

               (C) 100% of the net reduction in Investments in any Unrestricted Subsidiary of the Company resulting from payments of interest on Indebtedness, dividends, repayments of principal of loans or advances, or other transfers of assets, in each case to the Company or any Subsidiary of the Company from such Unrestricted Subsidiary (except to the extent that any such payment is included in the calculation of Consolidated Net Income), or from redesignations of Unrestricted Subsidiaries as Subsidiaries of the Company; provided that the amount
                                                       --------
          included in this clause (C) shall not exceed the amount of Investments previously made by the Company and its Subsidiaries in such Unrestricted Subsidiary, plus

               (D) 100% of the aggregate Net Cash Proceeds received by the Company from the issue or sale after the Closing Date of Capital Stock (other than Redeemable Stock) of the Company to any employee participation plan or similar trust; provided, however, that if such
                                               --------  -------
          plan or trust Incurs any Indebtedness to, or Guaranteed by, the Company or any of its Subsidiaries to finance the acquisition of such Capital Stock, such aggregate amount shall be limited to such Net Cash Proceeds less such Indebtedness Incurred to or Guaranteed by the Company or any of its Subsidiaries and any increase in the Consolidated Net Worth of the Company resulting from principal repayments made by such plan or trust with respect to Indebtedness Incurred by it to finance the purchase of such Capital Stock, plus

               (E) the amount by which Indebtedness of the Company or its Subsidiaries is reduced on the Company's balance sheet upon the conversion or exchange (other than by a Subsidiary of the Company) subsequent to the Closing Date of any Indebtedness of the Company or its Subsidiaries convertible or exchangeable into Capital Stock of the Company (less the amount of any cash, or other property other than such Capital Stock, distributed by the Company or any Subsidiary of the Company upon such conversion or exchange).

          (b) The foregoing provisions, however, will not prohibit:

          (i) the payment of any dividend or distribution by any Subsidiary of the Company that is not a Wholly Owned Subsidiary of the Company so long as any such dividend or distribution is paid to all shareholders of such Subsidiary on a pro rata basis;

          (ii) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions of this Indenture;

          (iii) the making of any Restricted Payment in exchange for, or out of the proceeds of, the substantially concurrent sale (other than to a Subsidiary of the Company or any Unrestricted Subsidiary of the Company) of Capital Stock of the Company (other than Redeemable Stock); provided that
                                                                 --------
     any net cash proceeds that are utilized for any such Restricted Payment, and any Net Income resulting therefrom, shall be excluded from Section 4.04(a)(3);

          (iv) the redemption, repurchase, retirement or other acquisition of any Capital Stock or Subordinated Indebtedness of the Company in exchange for, or out of the proceeds of, the substantially concurrent sale (other than to a Subsidiary or any Unrestricted Subsidiary of the Company) of other Capital Stock of the Company (other than any Redeemable Stock); provided that any net cash proceeds that are utilized for any such
     --------
     redemption, repurchase, retirement or other acquisition, and any Net Income resulting therefrom, shall be excluded from Section 4.04(a)(3);

          (v) the purchase, redemption or other acquisition or retirement for value of any Capital Stock of any Intellectual Property Subsidiary owned by any Person other than the Company or any Wholly Owned Subsidiary of the Company so long as the consideration paid in connection with any such purchase, redemption, acquisition or retirement is solely in the form of Qualified Subordinated Indebtedness;

          (vi) the redemption, repurchase, defeasance or other acquisition or retirement for value of Subordinated Indebtedness, including premium, if any, and accrued and unpaid interest, with the proceeds of Qualified Subordinated Indebtedness;

          (vii) Investments at any one time outstanding in an aggregate amount not to exceed $25,000,000 in any Person or Persons the primary business of which is related, ancillary or complementary to the businesses of the Company and its Subsidiaries on the date of such Investments (provided that Investments in any such Person or Persons with respect to which the Company or any of its Wholly Owned Subsidiaries owns less than 50% of the outstanding voting Capital Stock of any such Person may not exceed $15,000,000 at any one time outstanding);

          (viii) any payment by the Company or any of its Subsidiaries directly or through any direct or indirect parent company (a) in connection with the repurchase of outstanding shares of Capital Stock of the Company or Holdings following the death, disability or termination of employment of Management Shareholders and (b) of amounts required to be paid to participants or former participants in employee benefit plans upon any termination of employment by such participants as provided in the documents
     related thereto, in an   aggregate amount (for both clauses (a) and (b))
     not to exceed $5,000,000 in any fiscal year (provided that any unused amount may be carried over to any subsequent fiscal year subject to a maximum amount of $10,000,000 in any fiscal year);

          (ix)   Investments in Currency Agreements;

          (x) any repurchase of equity interests deemed to occur upon exercise of stock options if such equity interests represent a portion of the exercise price of such option;

          (xi) payments to Holdings pursuant to any tax sharing agreement under which the Company is allocated its proportionate share of the actual tax liability of the affiliated group of corporations that file consolidated Federal income tax returns (or that file state or local income tax returns on a consolidated basis);

          (xii) loans, advances, dividends or distributions by the Company or any of its Subsidiaries to Holdings to pay for corporate, administrative and operating expenses in the ordinary course of business, including payment of directors' and officers' insurance premiums, key man life insurance premiums, directors' fees, and fees, expenses and indemnities incurred in connection with the issuance of any Initial Securities and any other transactions consummated in connection therewith on any Issue Date (including the registration under applicable laws and regulations of its debt securities as required by any Exchange and Registration Rights Agreement); and

          (xiii) (A) loans, advances, dividends or   distributions by the
     Company or any of its Subsidiaries to Holdings not to exceed an amount necessary to permit Holdings to pay (1) its costs (including all professional fees and expenses) incurred to comply with its reporting obligations under Federal or state laws or under this Indenture, including as described under Section 4.02, or in connection with reporting or other obligations under the Senior Credit Facilities or any related collateral documents or guarantees, (2) its expenses incurred in connection with any
     public   offering of equity securities which has been terminated by the board of directors of Holdings, the net proceeds of which were specifically intended to be received by or contributed or loaned to the Company, and (B) loans or advances by the Company or any of its Subsidiaries to Holdings not to exceed an amount necessary to permit Holdings to pay its interim
     expenses incurred in   connection with any public offering of equity
     securities the net proceeds of which are specifically intended to be received by or contributed or loaned to the Company, which, unless such offering shall have been terminated by the board of directors of Holdings, shall be repaid to the Company promptly out of the proceeds of such offering. In computing the amount of Restricted Payments for purposes of clause (a)(3) of this Section 4.04, Restricted Payments under clauses
     (b)(ii) and (b)(viii) of this Section 4.04 shall be included, and Restricted Payments under clauses (b)(i), (b)(iii), (b)(iv), (b)(v),
     (b)(vi), (b)(vii), (b)(ix), (b)(x), (b)(xi), (b)(xii) and (b)(xiii) of this
     Section 4.04 shall not be included.

          (c) The amount of all Restricted Payments (other than cash) shall be the Fair Market Value (as determined by the Board, whose determination shall be conclusive if made in good faith and evidenced in a Board Resolution) on the date of the Restricted Payment of the asset(s) proposed to be transferred by the Company or such Subsidiary, as the case may be, pursuant to the Restricted Payment. Not later than the date of making any Restricted Payment, the Company shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section
4.04 were computed, which calculations may be based upon the Company's latest available financial statements.

          SECTION 4.05. Limitation on Dividends and Other Payment Restrictions
                        ------------------------------------------------------
Affecting Subsidiaries.  The Company shall not, and shall not permit any of its
-----------------------
Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary of the Company to (i)(a) pay dividends or make any other distributions to the Company or any of its Subsidiaries on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits or (b) pay any Indebtedness owed to the Company or any of its Subsidiaries, (ii) make loans or advances to the Company or any of its Subsidiaries, or (iii) transfer any of its properties or assets to the Company or any of its Subsidiaries, except for such encumbrances or restrictions existing under or by reason of:

          (1) Existing Indebtedness as in effect on the Closing Date;

          (2) the Senior Credit Facilities as in effect as of the Closing Date, and any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings thereof; provided
                                                                    --------
     that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are no more restrictive, taken as a whole, in any material respect (as determined by the Board, whose determination shall be conclusive if made in good faith and evidenced by a Board Resolution) with respect to such dividend and other payment restrictions than those contained in the Senior Credit Facilities as in effect on the Closing Date;

          (3) this Indenture, the Securities and the Domestic Subsidiary Guarantees;

          (4) applicable law;

          (5) Refinancing Indebtedness; provided that the restrictions contained
                                        --------
     in the agreements governing such Refinancing Indebtedness are no more restrictive, taken as a whole, in any material respect (as determined by the Board, whose determination shall be conclusive if made in good faith and evidenced by a Board Resolution) than those contained in the agreements governing the Indebtedness being refinanced;

          (6) Indebtedness of a Person existing at the time such Person becomes a Subsidiary of the Company (provided that (1) such Indebtedness is not incurred in connection with, or in contemplation of, such Person becoming a Subsidiary of the Company, (2) such encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person so acquired and its Subsidiaries and (3) such Indebtedness is otherwise permitted to be incurred pursuant to the provisions of Section 4.03;

          (7) Secured Indebtedness otherwise permitted to be incurred pursuant to Sections 4.03 and 4.14 to the extent that such Indebtedness limits the right of the debtor to dispose of the assets securing such Indebtedness;

          (8) customary non-assignment provisions restricting subletting or assignment of any lease or other agreement entered into by the Company or any of its Subsidiaries;

          (9) customary net worth provisions contained in leases and other agreements entered into by the Company or any of its Subsidiaries in the ordinary course of business; and

          (10) customary restrictions with respect to a Subsidiary of the Company pursuant to an agreement that has been entered into for the sale or other disposition of all or substantially all of the Capital Stock or assets of such Subsidiary.

          SECTION 4.06.  Limitation on Sales of Assets.
                         ------------------------------

     (a) The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, engage in an Asset Sale (except an Asset Sale (an "Exempt Asset Sale") the Net Proceeds of which plus the Net Proceeds of all other Asset Sales concurrently or previously made in the same fiscal year do not exceed $3,000,000) unless (i) the Company (or the Subsidiary) receives consideration at the time of such Asset Sale at least equal to the Fair Market Value (as determined by the Board, whose determination shall be conclusive if made in good faith and evidenced by a Board Resolution), and in the case of a lease of assets, a lease providing for rent and other conditions which are no less favorable to the Company (or the Subsidiary) in any material respect than the then prevailing market conditions (as determined by the Board, whose determination shall be conclusive if made in good faith and evidenced by a Board Resolution) of the assets or Capital Stock sold or otherwise disposed of, and
(ii) at least 80% (100% in the case of lease payments) of the consideration therefor received by the Company (or the Subsidiary) is in the form of cash or Cash Equivalents; provided that for purposes of this clause (ii), "cash" shall
                  --------
include the amount of any Indebtedness for money borrowed and any Capital Lease Obligation that (x) is assumed by the transferee of any such assets or other property in such Asset Sale or (y) with respect to the sale or other disposition of all of the Capital Stock of any Subsidiary of the Company, remains the liability of such Subsidiary subsequent to such sale or other disposition, but only to the extent that such assumption, sale or other disposition, as the case may be, is effected on a basis under which there is no further recourse to the Company or any of its Subsidiaries with respect to such liability.

          (b) Notwithstanding Section 4.06(a), the Company shall not permit any Intellectual Property Subsidiary to sell, lease, convey, dispose of or otherwise transfer any of its properties or assets in one or a series of related transactions (other than the granting of licenses to the Company as permitted under this Indenture) unless, at the time of such sale, lease, conveyance, disposition or other transfer, such Intellectual Property Subsidiary is a Wholly Owned Subsidiary of the Company.

          (c) (1) The Company may apply Net Proceeds of an Asset Sale, at its option, within 360 days from the receipt of such Net Proceeds (i) to permanently reduce Senior Indebtedness other than Indebtedness under the Revolving Credit Facility, (ii) to permanently reduce Indebtedness under the Revolving Credit Facility (and to correspondingly reduce commitments with respect thereto), (iii) to acquire another business (including through purchase of stock or merger) or other assets, in each case in, or used or useful in, the same or a similar line of business as the Company or any of its Subsidiaries was engaged in on the Closing Date or any reasonable extensions or expansions thereof or (iv) to reimburse the Company or its Subsidiaries for expenditures made, and costs incurred, to repair, rebuild, replace or restore property subject to loss, damage or taking to the extent that the Net Proceeds consist of insurance proceeds received on account of such loss, damage or taking. Pending the final application of any such Net

Proceeds, the Company may temporarily reduce Indebtedness under the Revolving Credit Facility (without any obligation to reduce the commitments thereunder) or otherwise invest such Net Proceeds in any manner that is not prohibited by this Indenture.

          Any Net Proceeds from Asset Sales (other than Exempt Asset Sales) that are not applied or invested as provided and in the relevant time period described in the first sentence of this Section 4.06(c)(1) shall be deemed to constitute "Excess Proceeds." When the aggregate amount of Excess Proceeds exceeds $10,000,000, the Company shall make an offer to all Holders of Securities (and, at its option, holders of other pari passu Indebtedness) (an
                                                 ---- -----
"Asset Sale Offer") to purchase the maximum principal amount of Securities (and such other Indebtedness) that may be purchased out of the Excess Proceeds, at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest, including Special Interest (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date), to the date of purchase, in accordance with the procedures set forth in Section 4.06(c)(2). Upon completion of such offer to purchase, the amount of Excess Proceeds shall be reset at zero. If the aggregate purchase price of Securities tendered pursuant to the Asset Sale Offer is less than the Net Proceeds allotted to the purchase of the Securities, the Company may apply the remaining Net Proceeds to general corporate purposes.

          (2) Promptly, and in any event within 30 days after the Company becomes obligated to make an Asset Sale Offer, the Company shall be obligated to deliver to the Trustee and send, by first-class mail to each Holder, a written notice stating that such Holder may elect to have such Holder's Securities purchased by the Company either in whole or in part (subject to prorationing as hereinafter described in the event the Asset Sale Offer is oversubscribed) in integral multiples of $1,000 of principal amount, at the applicable purchase price. The notice shall specify a purchase date not less than 30 days nor more than 60 days after the date of such notice (the "Asset Sale Purchase Date") and shall contain such information concerning the Asset Sale Offer and the business of the Company which the Company in good faith believes will enable such Holders to make an informed decision (which at a minimum shall include (i) the most recently filed Annual Report on Form 10-K (including audited consolidated financial statements) in respect of the Company, the most recent subsequently filed Quarterly Report on Form 10-Q and any Current Report on Form 8-K in respect of the Company filed subsequent to such Quarterly Report, other than Current Reports describing Asset Sales otherwise described in the offering materials (or corresponding successor reports) and (ii) if material, appropriate pro forma financial information) and all instructions and materials necessary to tender Securities pursuant to the Asset Sale Offer.

          (3) Not later than the date upon which written notice of an Asset Sale Offer is delivered to the Trustee as provided in Section 4.06(c)(2), the Company shall deliver to the Trustee an Officers' Certificate as to (i) the amount of the Asset Sale Offer (the "Asset Sale Offer Amount"), (ii) the allocation of the Net Proceeds from the Asset Sale pursuant to which such Asset Sale Offer is being made and (iii) the compliance of such allocation with the provisions of Section 4.06(c)(1). On such date, the Company shall also irrevocably deposit with the Trustee or with a paying agent (or, if the Company is acting as its own paying agent, segregate and hold in trust) an amount equal to the Asset Sale Offer Amount to be held for payment in accordance with the provisions of this Section 4.06(c)(3). On the Asset Sale Purchase Date, the Company shall deliver, or cause to be delivered, to the Trustee for cancelation the Securities or portions thereof that have been properly tendered to, and are to be accepted by, the Company. The Paying Agent shall promptly mail or deliver payment to each tendering Holder in the amount of the applicable purchase price. In the event that the aggregate purchase price of the Securities (and other pari
                                                                            ----
passu Indebtedness) delivered by the Company to the Trustee is less than the
-----
Asset Sale Offer Amount, the Trustee shall deliver the excess to the Company immediately after completion of the Asset sale Offer in accordance with this
Section 4.06.

          (4) Holders electing to have a Security purchased shall be required to surrender the Security, with an appropriate form duly completed, to the Paying Agent at the address specified in the notice at least five Business Days prior to the Asset Sale Purchase Date. Holders shall be entitled to withdraw their election if the Paying Agent receives not later than three Business Days prior to the Asset Sale Purchase Date, a telegram, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security which was delivered by the Holder for purchase and a statement that such Holder is withdrawing its election to have such Security purchased. If on the Asset Sale Purchase Date the aggregate principal amount of Securities (and other pari passu Indebtedness) included in the Asset
                                ---- -----
Sale Offer surrendered by holders thereof exceeds the Asset Sale Offer Amount, the Company shall select the Securities (and such other pari passu Indebtedness)
                                                        ---- -----
to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only Securities in denominations of $1,000, or integral multiples thereof, shall be purchased). Holders whose Securities are purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered.

          (5) At the time the Company delivers, or causes to be delivered, Securities to the Trustee which are to be accepted for purchase, the Company shall also deliver an Officers' Certificate stating that such Securities are to be accepted by the Company pursuant to and in accordance with the terms of this
Section 4.06. A Security shall be deemed to have been accepted for purchase at the time the Paying Agent, directly or through an agent, mails or delivers payment therefor to the surrendering Holder.

          (6) The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this
Section 4.06. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section 4.06, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4.06 by virtue thereof.

          (d) The provisions of Section 4.06(a) shall not prohibit an Asset Swap if (i) at the time of entering into the related Asset Swap Agreement or immediately after giving effect to such Asset Swap, no Default or Event of Default shall have occurred or be continuing or would occur as a consequence thereof, (ii) in the event that the EBITDA associated with the Productive Assets that are the subject of such Asset Swap for the period of the most recent four consecutive fiscal quarters ending at least 45 days prior to the date on which the related Asset Swap Agreement is executed by the parties thereto exceeds $3,000,000, the Company provides to the Trustee a written opinion of an Independent Financial Advisor that such Asset Swap is fair to the Company from a financial point of view and (iii) the EBITDA associated with the Productive Assets that are the subject of such Asset Swap for the period of the most recent four consecutive fiscal quarters ending at least 45 days prior to the date on which the related Asset Swap Agreement is executed by the parties thereto, when aggregated with the EBITDA associated with all other Productive Assets that were the subject of any previously completed Asset Swap for the period of the most recent four consecutive fiscal quarters ending at least 45 days prior to the date on which each related Asset Purchase Agreement was executed by the parties thereto, does not exceed $10,000,000. For purposes of computing the EBITDA associated with the Productive Assets that are the subject of an Asset Swap, the Company shall allocate selling, general and administrative expenses to such Productive Assets such that the ratio of the selling, general and administrative expenses allocated to such Productive Assets for the relevant period to the total selling, general and administrative expenses of the Company and its consolidated Subsidiaries for such period is equal to the ratio of the revenues attributable to such Productive Assets for such period to the total revenues of the Company and its consolidated Subsidiaries for such period.

          SECTION 4.07. Limitation on Transactions with Affiliates.  (a)  The
                        -------------------------------------------
Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, after the Closing Date, in any one or a series of related transactions, sell, lease, transfer or otherwise dispose of any of its properties, assets or services to, or make any payment to, or purchase any property, assets or services from, or enter into or make any agreement, loan, advance or Guarantee with, or for the benefit of, any Affiliate (each of the foregoing, an "Affiliate Transaction"), other than Exempt Affiliate Transactions, unless (i) such Affiliate Transaction is on terms that are no less favorable to the Company or the relevant Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Subsidiary with an unrelated Person, as evidenced by an Officers' Certificate delivered by the Company to the Trustee, and (ii) the Company delivers to the Trustee (a) with respect to any Affiliate Transaction entered into after the Closing Date involving aggregate consideration in excess of $5,000,000, a resolution of a committee of Independent Directors of the Company set forth in an Officers' Certificate certifying that such Affiliate Transaction complies with clause (i) above and has been approved by such committee or, in the event there are no Independent Directors, an opinion as to the fairness to the Company or such Subsidiary of such Affiliate Transaction from a financial point of view issued by an Independent Financial Advisor and (b) with respect to an Affiliate Transaction entered into after the Closing Date involving aggregate consideration in excess of $25,000,000, or in connection with the sale or other transfer in one or a series of related transactions of any patents, trademarks, copyrights or other intellectual property to any Intellectual Property Subsidiary and the related sale or other transfer in one or a series of related transactions of any interest in such Intellectual Property Subsidiary (other than any such sale or transfer to the Company or any Wholly Owned Subsidiary of the Company), an opinion as to the fairness to the Company or such Subsidiary of such Affiliate Transaction from a financial point of view issued by an Independent Financial Advisor.

          (b) The provisions of Section 4.07(a) shall not prohibit the Company from entering into any license agreement or other agreement or arrangement relating to licensing fees, royalty payments or similar fees or payments with any Intellectual Property Subsidiary that provides for the payment of any fees or the making of any payments by the Company to the Intellectual Property Subsidiary in any year in excess of 10% of the gross revenues for such year attributable to the sales of products using the patents, trademarks, copyrights or other intellectual property that is the subject of such agreement or arrangement.

          SECTION 4.08.  Change of Control.  (a)  Upon a Change of Control, each
                         ------------------
Holder shall have the right to require that the Company repurchase all or any part of such Holder's Securities at a purchase price in cash equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, including Special Interest, to the date of repurchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date) (the "Change of Control Payment"), in accordance with the terms contemplated in Section 4.08(b). In the event that at the time of such Change of Control the terms of the Senior Indebtedness restrict or prohibit the repurchase of Securities pursuant to this Section 4.08, then prior to the mailing of the notice to Holders provided for in Section 4.08(b) but in any event within 30 days following any Change of Control, the Company shall (i) repay in full all Senior Indebtedness or offer to repay in full all Senior Indebtedness and repay the Senior Indebtedness of each lender who has accepted such offer or (ii) obtain the requisite consent under the agreements governing the Senior Indebtedness to permit the repurchase of the Securities as provided for in Section 4.08(b).

          (b) Within 30 days following any Change of Control, the Company shall mail a notice to each Holder with a copy to the Trustee (the "Change of Control Offer") stating:

          (1) that a Change of Control has occurred and that such Holder has the right to require the Company to purchase such Holder's Securities at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, including Special Interest, to the date of repurchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date);

          (2) the circumstances and relevant facts and financial information regarding such Change of Control;

          (3) the repurchase date (which shall be a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed) (the "Change of Control Payment Date"); and

          (4) the instructions determined by the Company, consistent with this
     Section 4.08, that a Holder must follow in order to have its Securities purchased.

          (c) Holders electing to have a Security purchased shall be required to surrender the Security, with an appropriate form duly completed, to the Paying Agent at the address specified in the notice at least five Business Days prior to the Change of Control Payment Date. Holders shall be entitled to withdraw their election if the Paying Agent receives not later than three Business Days prior to the Change of Control Payment Date a telegram, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security which was delivered for purchase by the Holder and a statement that such Holder is withdrawing its election to have such Security purchased.

          (d) On the Change of Control Payment Date, the Company shall, to the extent lawful, (1) accept for payment all Securities or portions thereof properly tendered pursuant to the Change of Control Offer, (2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions thereof so tendered and (3) deliver or cause to be delivered to the Trustee the Securities so accepted together with an Officers' Certificate stating the aggregate principal amount of Securities or portions thereof being purchased by the

Company. The Paying Agent shall promptly mail to each Holder of Securities so tendered the Change of Control Payment for such Securities, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered; provided that each such new Security
                                       --------
shall be in a principal amount of $1,000 or an integral multiple thereof. The Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

          (e) Notwithstanding the foregoing provisions of this Section 4.08, the Company will not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in Section 4.08(b) applicable to a Change of Control Offer made by the Company and purchases all Securities validly tendered and not withdrawn under such Change of Control Offer.

          (f) The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this
Section 4.08. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section 4.08, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4.08 by virtue thereof.

          SECTION 4.09.  Compliance Certificate.  The Company shall deliver to
                         -----------------------
the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating that in the course of the performance by the signers of their duties as Officers of the Company they would normally have knowledge of any Default and whether or not the signers know of any Default that occurred during such period. If they do, the certificate shall describe the Default, its status and what action the Company is taking or proposes to take with respect thereto. The fiscal year of the Company ends on December 31 of each year. The Company also shall comply with Section 314(a)(4) of the TIA.

          SECTION 4.10.  Further Instruments and Acts.  Upon request of the
                         -----------------------------
Trustee, the Company shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

          SECTION 4.11.  Future Guarantors.  The Company shall cause each of its
                         ------------------
future Domestic Subsidiaries to enter into a supplemental indenture, substantially in the form of Exhibit C hereto, providing for such Domestic Subsidiary to Guarantee payment of the Securities. Each Note Guarantee provided by each Domestic Subsidiary shall be limited to an amount not to exceed the maximum amount that can be Guaranteed by the relevant Subsidiary without rendering such Guarantee, as it relates to such Subsidiary, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

          SECTION 4.12.  Limitation on Lines of Business. The Company shall not,
                         --------------------------------
and shall not permit any Subsidiary to, engage in any business, other than a Related Business.

          SECTION 4.13.  Limitation on the Sale or Issuance of Capital Stock of
                         ------------------------------------------------------
Subsidiaries.  The Company shall not sell any shares of Capital Stock of any of
-------------
its Subsidiaries to any Person (other than to the Company or a Wholly Owned Subsidiary of the Company), and shall not permit any of its Subsidiaries, directly or indirectly, to issue or sell any shares of its Capital Stock to any Person (other than to the Company or a Wholly Owned Subsidiary of the Company), unless, immediately after giving effect to such sale or issuance, such Subsidiary would no longer be a Subsidiary of the Company; provided, however,
                                                           --------  -------
that this Section 4.13 shall not prohibit (i) the Company or any of its Subsidiaries from selling or disposing of all of the Capital Stock of any of its Subsidiaries, (ii) the creation of any Subsidiary of the Company that, at the time of the initial issuance of any shares of Capital Stock of such Subsidiary, is not a Wholly Owned Subsidiary of the Company or (iii) the designation of a Subsidiary as an Unrestricted Subsidiary in compliance with this Indenture. The proceeds of any sale of such Capital Stock permitted under this provision will be treated as Net Proceeds of an Asset Sale and must be applied in accordance with the terms of Section 4.06.

          SECTION 4.14.  Limitation on Subordinated Liens. The Company shall
                         ---------------------------------
not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or suffer to exist any Lien (other than Permitted Liens) on any of its property or assets, whether owned on the Closing Date or thereafter acquired, securing any Indebtedness other than Senior Indebtedness, unless the Securities or, in the case of a Subsidiary of the Company, its Note Guarantee, are secured equally and ratably with such other Indebtedness; provided that if such Indebtedness is by
                                      --------
its terms expressly subordinate to the Securities in the case of the Company or to the Note Guarantee in the case of a Subsidiary of the Company, the Lien securing such Indebtedness shall be subordinate or junior to the Lien securing the Securities or the Note Guarantee, as the case may be, with the same relative priority as such Indebtedness shall have with respect to the Securities or the Note Guarantee, as the case may be.

          SECTION 4.15.  Limitation on Sale and Leaseback Transactions.  The
                         ----------------------------------------------
Company shall not, and shall not permit any of its Subsidiaries to, enter into any Sale and Leaseback Transaction. Notwithstanding the foregoing, the Company or any Subsidiary of the Company may enter into a Sale and Leaseback Transaction if: (i) after giving pro forma effect to any such Sale and Leaseback Transaction, the Company shall be in compliance with Sections 4.03 and 4.14;
(ii) the gross cash proceeds of such Sale and Leaseback Transaction are at least equal to the Fair Market Value of such property (as determined by the Board, whose determination shall be conclusive if made in good faith and evidenced by a Board Resolution); and (iii) the Company shall apply the net cash proceeds of the sale as provided under Section 4.06, to the extent required therein.

          SECTION 4.16.  Limitation on Layering Debt.  The Company shall not
                         ----------------------------
Incur any Indebtedness that is subordinate or junior in right of payment to any Senior Indebtedness of the Company and senior in any respect in right of payment to the Securities.

          SECTION 4.17.  Restrictions on Holdings.  Holdings may not hold any
                         -------------------------
assets other than the Capital Stock of the Company and other minimal assets related to the business of owning the Capital Stock of the Company and may not incur any liabilities other than the liabilities under the Securities and the Senior Credit Facilities and tax liabilities and other liabilities in the ordinary course of business. Holdings must at all times own 100% of the Capital Stock of the Company and may not sell, transfer or otherwise dispose of any shares of Capital Stock of the Company. Holdings may not engage in any business other than owning the Capital Stock of the Company, unless Holdings and the Company have merged in compliance with the provisions of this Indenture, the and other activities reasonably incidental thereto.

                                   ARTICLE V

                               Successor Company
                               -----------------

          SECTION 5.01.  Merger, Consolidation or Sale of Assets of the Company.
                         ------------------------------------------------------
(a) The Company shall not, in a single transaction or series of related transactions, consolidate with or merge with or into (whether or not the Company is the surviving corporation), or directly and/or indirectly through its Subsidiaries sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets (determined on a consolidated basis for the Company and its Subsidiaries taken as a whole) in one or more related transactions, to another Person, or allow any Person to merge into the Company (other than the consolidation or merger of a Wholly Owned Subsidiary with or into the Company) (provided that the creation of a Lien by a Person on or in any of its assets shall not in and of itself constitute the sale, assignment, transfer, lease, conveyance or other disposition of the asset or assets subject to the Lien) unless:

          (i) either (a) the Company is the surviving corporation or (b) the entity or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation organized and existing under the laws of the United States, any state thereof or the District of Columbia and expressly assumes all the obligations of the Company under the Securities and this Indenture pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee;

          (ii) immediately after giving effect to such transaction no Default or Event of Default exists; and

          (iii) the Company or, if other than the Company, the entity or Person formed by or surviving any such consolidation or merger, or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made will, at the time of such transaction and after giving pro forma effect thereto as if such transaction had occurred at the beginning of the applicable four-quarter period, be permitted to Incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to the Consolidated Interest Coverage Ratio test set forth in 4.03(a).

          (b) The provisions of Section 5.01(a) shall not prohibit the Company from transferring patents, trademarks, copyrights and other intellectual property to one or more Intellectual Property Subsidiaries.

          (c) In the event of any transaction (other than a lease) described in, and complying with, Section 5.01(a) in which the Company is not the surviving Person and the surviving Person assumes all the obligations of the Company under the Securities and this Indenture pursuant to a supplemental indenture, such surviving Person shall succeed to, and be substituted for, and may exercise every right and power of, the Company, and the Company will be discharged from its obligations under this Indenture and the Securities; provided that solely for the purpose of calculating amounts described in Section
--------
4.04(a)(3), any such surviving Person shall only be deemed to have succeeded to, and be substituted for, the Company with respect to the period subsequent to the effective time of such transaction, and the Company (before giving effect to such transaction) shall be deemed to be the "Company" for such purposes for all prior periods.

          (d) For purposes of Section 5.01(a), the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of transactions) of all or substantially all of the properties or assets of one or more Subsidiaries of the Company, the Capital Stock of which constitutes all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

          (e) Prior to the consummation of any transaction described in, and complying with, Section 5.01(a), the Company shall deliver to the Trustee an Officers' Certificate and an Opinion of Counsel (which may rely as to the matters set forth in Section 5.01(a)(ii) and Section 5.01(a)(iii) on such Officers' Certificate), each stating that (i) such transaction (and any supplemental indenture executed in connection therewith) is in compliance with the requirements set forth in this Article V, (ii) all conditions precedent to the effectiveness of such transaction (and any supplemental indenture executed in connection therewith) have been satisfied and (iii) any supplemental indenture executed in connection therewith constitutes the legal, valid and binding obligation of the obligor thereunder, subject to customary exceptions.

                                   ARTICLE VI

                             Defaults and Remedies
                             ---------------------

          SECTION 6.01.  Events of Default.  An "Event of Default" occurs if:
                         ------------------

          (1) the Company defaults in any payment of interest, including Special Interest, on any Security when the same becomes due and payable, whether or not such payment shall be prohibited by Article X, and such default continues for a period of 30 days;

          (2) the Company (i) defaults in the payment of the principal of or premium, if any, on any Security when the same becomes due and payable at its Stated Maturity, upon redemption, upon declaration or otherwise, whether or not such payment shall be prohibited by Article X or (ii) fails to redeem or purchase Securities when required pursuant to this Indenture or the Securities, whether or not such redemption or purchase shall be prohibited by Article X;

          (3) the Company fails to comply with Section 5.01;

          (4) the Company or Holdings, as the case may be, fails to comply with
     Section 4.06 or 4.08;

          (5) the Company fails to comply with Section 4.02, 4.03, 4.04, 4.05, 4.07, 4.11, 4.12, 4.13, 4.14, 4.15 or 4.16 and such failure continues for
     30 days after the notice specified below;

          (6) the Company fails to comply with any of its agreements in the Securities or this Indenture (other than those referred to in (1), (2), (3) or (4) above) and such failure continues for 30 days after the notice specified below;

          (7) there exists a default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Subsidiaries (or the payment of which is Guaranteed by the Company or any of its Subsidiaries) whether such Indebtedness or Guarantee exists on the Closing Date, or is created after the Closing Date, which default (a) is caused by a failure to pay principal of or interest on such Indebtedness when due after giving effect to applicable grace periods (a "Payment Default") or
     (b) results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, totals $10,000,000 or more;

          (8) the Company or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

               (A) commences a voluntary case;

               (B) consents to the entry of an order for relief against it in an involuntary case;

               (C) consents to the appointment of a Custodian of it or for any substantial part of its property; or

               (D) makes a general assignment for the benefit of its creditors;

     or takes any comparable action under any foreign laws relating to insolvency;

          (9) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (A) is for relief against the Company or any Significant Subsidiary in an involuntary case;

               (B) appoints a Custodian of the Company or any Significant Subsidiary or for any substantial part of its property; or

               (C) orders the winding up or liquidation of the Company or any Significant Subsidiary;

     or any similar relief is granted under any foreign laws and the order or decree remains unstayed and in effect for 60 days;

          (10) any judgment or decree for the payment of money in excess of $10,000,000 or its foreign currency equivalent at the time is entered against the Company or any Significant Subsidiary and is not discharged, waived or stayed, or fully covered by insurance, and either (A) an enforcement proceeding has been commenced by any creditor upon such judgment or decree or (B) there is a period of 45 days following the entry of such judgment or decree during which such judgment or decree is not discharged, waived or the execution thereof stayed; or

          (11) any Note Guarantee shall cease to be in full force and effect (except as contemplated by the terms thereof) or any Guarantor or Person acting by or on behalf of such Guarantor shall deny or disaffirm its obligations under this Indenture or any Note Guarantee and such Default continues for 10 days after the notice specified below.

          The foregoing shall constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

          The term "Bankruptcy Law" means Title 11, United States Code, or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

          A Default under clause (5), (6) or (10) is not an Event of Default until the Trustee or the Holders of at least 25% in principal amount of the outstanding Securities notify the Company of the Default and the Company does not cure such Default within the time specified after receipt of such notice. Such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default".

          The Company shall deliver to the Trustee, within 30 days after the occurrence thereof, written notice in the form of an Officers' Certificate of any Event of Default under clause (7) or (11) and any event which with the giving of notice or the lapse of time would become an Event of Default under clause (5), (6) or (10), its status and what action the Company is taking or proposes to take with respect thereto.

          SECTION 6.02.  Acceleration.  If an Event of Default (other than an
                         -------------
Event of Default specified in Section 6.01(8) or (9) with respect to the Company) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the outstanding Securities by notice to the Company and the Trustee, may declare the principal of and accrued but unpaid interest on all the Securities to be due and payable. Upon such a declaration, such principal and interest shall be due and payable immediately. If an Event of Default specified in Section 6.01(8) or (9) with respect to the Company occurs, the principal of and interest on all the Securities shall ipso
                                                                          ----
facto become and be immediately due and payable without any declaration or other
-----
act on the part of the Trustee or any Securityholders. The Holders of a majority in principal amount of the Securities by notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of acceleration. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

          SECTION 6.03.  Other Remedies.  If an Event of Default occurs and is
                         ---------------
continuing, the Trustee may pursue any available remedy to collect the payment of principal of or interest or Special Interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

          The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

          SECTION 6.04.  Waiver of Past Defaults.  The Holders of a majority in
                         ------------------------
principal amount of the Securities by notice to the Trustee may waive an existing Default and its consequences except (i) a Default in the payment of the principal of or interest or Special Interest on a Security (ii) a Default arising from the failure to redeem or purchase any Security when required pursuant to the terms of this Indenture or (iii) a Default in respect of a provision that under Section 9.02 cannot be amended without the consent of each Securityholder affected. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.

          SECTION 6.05.  Control by Majority.  The Holders of a majority in
                         --------------------
principal amount of the Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to Section 7.01, that the Trustee determines is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed
           --------  -------
proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

          SECTION 6.06.  Limitation on Suits.  Except to enforce the right to
                         --------------------
receive payment of principal, premium (if any) or interest, including Special Interest, when due, no Securityholder may pursue any remedy with respect to this Indenture or the Securities unless:

          (1) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

          (2) the Holders of at least 25% in principal amount of the Securities make a written request to the Trustee to pursue the remedy;

          (3) such Holder or Holders offer to the Trustee security or indemnity against any loss, liability or expense that is reasonably satisfactory to the Trustee in its sole discretion;

          (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of security or indemnity; and

          (5) the Holders of a majority in principal amount of the Securities do not give the Trustee a direction inconsistent with the request during such 60-day period.

          A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

          SECTION 6.07.  Rights of Holders To Receive Payment.  Notwithstanding
                         -------------------------------------
any other provision of this

Indenture, the right of any Holder to receive payment of principal of and interest, including Special Interest, on the Securities held by such Holder, on or after the respective due dates expressed in the Securities, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

          SECTION 6.08.  Collection Suit by Trustee.  If an Event of Default
                         ---------------------------
specified in Section 6.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount then due and owing (together with interest on any unpaid interest to the extent lawful) and the amounts provided for in Section 7.07.

          SECTION 6.09.  Trustee May File Proofs of Claim. The Trustee may file
                         ---------------------------------
such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Company, any Subsidiary of the Company or any Guarantor, their creditors or their property and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other Person performing similar functions, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 7.07.

          SECTION 6.10.  Priorities.  If the Trustee collects any money or
                         -----------
property pursuant to this Article VI, it shall pay out the money or property in the following order:

          FIRST:  to the Trustee for amounts due under Section 7.07;

          SECOND: to holders of Senior Indebtedness of the Company to the extent required by Article X;

          THIRD: to Securityholders for amounts due and unpaid on the Securities for principal and interest, including Special Interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal, interest and Special Interest, respectively; and

          FOURTH:  to the Company.

          The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10. At least 15 days before such record date, the Trustee shall mail to each Securityholder and the Company a notice that states the record date, the payment date and amount to be paid.

          SECTION 6.11.  Undertaking for Costs.  In any suit for the enforcement
                         ----------------------
of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 or a suit by Holders of more than 10% in principal amount of the Securities.

          SECTION 6.12.  Waiver of Stay or Extension Laws. Neither the Company
                         ---------------------------------
nor any Guarantor (to the extent it may lawfully do so) shall at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and each Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE VII

                                    Trustee
                                    -------

          SECTION 7.01.  Duties of Trustee.  (a)  If an Event of Default has
                         ------------------
occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

          (b)  Except during the continuance of an Event of Default:

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture but need not verify the contents thereof.

          (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

          (1) this paragraph does not limit the effect of paragraph (b) of this
     Section 7.01;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

          (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (g) of this Section 7.01.

          (e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company.

          (f) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

          (g) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity against such risk or liability that is reasonably satisfactory to it in its sole discretion is not reasonably assured to it.

          (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 7.01 and to the provisions of the TIA.

          SECTION 7.02.  Rights of Trustee.  (a)  The Trustee may rely on any
                         ------------------
document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel from the Company. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

          (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

          (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee's conduct does not constitute wilful
       ---------  -------
misconduct or negligence.

          (e) The Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Securities shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

          (f) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other paper or document, but the Trustee may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney.

          SECTION 7.03.  Individual Rights of Trustee.  The Trustee in its
                         -----------------------------
individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. The Registrar, any transfer agent, the Paying Agent or any co-paying agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

          SECTION 7.04.  Trustee's Disclaimer.  The Trustee shall not be
                         ---------------------
responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company in this Indenture or in any document issued in connection with the sale of the Securities or in the Securities other than the Trustee's certificate of authentication.

          SECTION 7.05.  Notice of Defaults.  If a Default occurs and is
                         -------------------
continuing and if it is known to the Trustee (which, to the extent permitted by the TIA, shall be known to a Trust Officer), the Trustee shall mail to each Securityholder notice of the Default within 90 days after the occurrence thereof. Except in the case of a Default in payment of principal of or interest on any Security (including payments pursuant to the mandatory redemption provisions of such Security, if any), the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Securityholders.

          SECTION 7.06. Reports by Trustee to Holders.  As promptly as
                        ------------------------------
practicable after each May 15 beginning with the May 15 following the Closing Date, and in any event prior to July 15 in each year, the Trustee shall mail to each Securityholder a brief report dated as of May 15 that complies with Section 313(a) of the TIA. The Trustee shall also comply with
Section 313(b) of the TIA.

          A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange (if any) on which the Securities are listed. The Company agrees to notify promptly the Trustee whenever the Securities become listed on any stock exchange and of any delisting thereof.

          SECTION 7.07.  Compensation and Indemnity.  The Company and each
                         ---------------------------
Guarantor, jointly and severally, shall pay to the Trustee from time to time such compensation for its services as the Company and the Trustee shall agree in writing. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company and each Guarantor, jointly and severally, shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts. The Company and each Guarantor, jointly and severally, shall indemnify the Trustee, in its individual capacity and as Trustee, and its officers, directors and employees against any and all loss, liability, claim, damage or expense (including reasonable attorneys' fees) incurred by or in connection with the administration of this trust and the performance of its or their duties hereunder. The Trustee shall notify the Company of any claim for which it may seek indemnity promptly upon a Trust Officer obtaining actual knowledge thereof; provided, however, that
                                                         --------  -------
any failure so to notify the Company shall not relieve the Company or any Guarantor of its indemnity obligations hereunder. The Company shall defend the claim and the indemnified party shall provide reasonable cooperation at the Company's expense in the defense. Such indemnified parties may have separate counsel and the Company and the Guarantors shall have the joint responsibility to pay the fees and expenses of such counsel; provided, however, that the
                                              --------  -------
Company and the Guarantors shall not be required to pay such fees and expenses if any of them assumes such indemnified parties' defense and, in such indemnified parties' reasonable judgment, there is no conflict of interest between the Company and the Guarantors and such parties in connection with such defense. The Company need not reimburse any expense or indemnify against any loss, liability or expense incurred by an indemnified party through such party's own wilful misconduct, negligence or bad faith.

          To secure the Company's and the Guarantors' payment obligations in this Section 7.07, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of and interest, including Special Interest, on particular Securities.

          The Company's payment obligations pursuant to this Section 7.07 shall survive the satisfaction or discharge of this Indenture, any rejection or termination of this Indenture under any bankruptcy law or the resignation or removal of the Trustee. When the Trustee incurs expenses after the occurrence of a Default specified in Section 6.01(7) or (8) with respect to the Company, the expenses are intended to constitute expenses of administration under the Bankruptcy Law.

          SECTION 7.08.  Replacement of Trustee.  The Trustee may resign at any
                         -----------------------
time by so notifying the Company. The Holders of a majority in principal amount of the Securities may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee. The Company shall remove the Trustee if:

          (1) the Trustee fails to comply with Section 7.10;

          (2) the Trustee is adjudged bankrupt or insolvent;

          (3) a receiver or other public officer takes charge of the Trustee or its property; or

          (4) the Trustee otherwise becomes incapable of acting.

          If the Trustee resigns, is removed by the Company or by the Holders of a majority in principal amount of the Securities and such Holders do not reasonably promptly appoint a successor Trustee, or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee upon payment of all sums due and payable to it at such time, subject to the lien provided for in Section 7.07.

          If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee or the Holders of 10% in principal amount of the Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          Notwithstanding the replacement of the Trustee pursuant to this
Section 7.08, the Company's obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.

          SECTION 7.09.  Successor Trustee by Merger.  If the Trustee
                         ----------------------------
consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

          In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

          SECTION 7.10.  Eligibility; Disqualification.  The Trustee shall at
                         ------------------------------
all times satisfy the requirements of TIA (S) 310(a). The Trustee shall have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA
(S) 310(b); provided, however, that there shall be excluded from the operation
            --------  -------
of

TIA (S) 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA (S) 310(b)(1) are met.

          If the Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the TIA, the Trustee and the Company shall in all respects comply with the provisions of Section 310(b) of the TIA within 90 Business Days thereof. Nothing herein shall prevent the Trustee from filing with the SEC the application referred to in the penultimate paragraph of Section 310(b) of the TIA.

          SECTION 7.11.  Preferential Collection of Claims Against Company.  The
                         --------------------------------------------------
Trustee shall comply with TIA (S) 311(a), excluding any creditor relationship listed in TIA (S) 311(b). A Trustee who has resigned or been removed shall be subject to TIA (S) 311(a) to the extent indicated.

                                  ARTICLE VIII

                       Discharge of Indenture; Defeasance
                       ----------------------------------

          SECTION 8.01.  Discharge of Liability on Securities; Defeasance.  (a)
                         -------------------------------------------------
When (i) the Company delivers to the Trustee all outstanding Securities (other than Securities replaced pursuant to Section 2.08) for cancelation or (ii) all outstanding Securities have become due and payable, whether at maturity or as a result of the mailing of a notice of redemption pursuant to Article III hereof and the Company irrevocably deposits with the Trustee funds or U.S. Government Obligations on which payment of principal and interest, including Special Interest, when due will be sufficient to pay at maturity or upon redemption all outstanding Securities, including interest thereon to maturity or such redemption date (other than Securities replaced pursuant to Section 2.08), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 8.01(c), cease to be of further effect. The Trustee shall acknowledge satisfaction and discharge of this Indenture in a manner satisfactory to the Trustee on written demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company.

          (b) Subject to Sections 8.01(c) and 8.02, the Company at any time may terminate (i) all of its obligations under the Securities (and the obligations of the Guarantors under their respective Note Guarantees) and this Indenture ("legal defeasance option") or (ii) its obligations under Sections 4.02, 4.03, 4.04, 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.16 or
4.17 and the operation of Section 6.01(5), 6.01(7) and 6.01(10) ("covenant defeasance option"). The Company may exercise its legal defeasance option notwithstanding its prior exercise of its covenant defeasance option. In the event that the Company terminates all of its obligations under the Securities and this Indenture by exercising either its legal defeasance option, the obligations under the Note Guarantees shall each be terminated simultaneously with the termination of such obligations.

          If the Company exercises its legal defeasance option, payment of the Securities may not be accelerated because of an Event of Default. If the Company exercises its covenant defeasance option, payment of the Securities may not be accelerated because of an Event of Default specified in Section 6.01(5), 6.01(7) and 6.01(10).

          Upon satisfaction of the conditions set forth herein and upon written request of the Company, the Trustee shall acknowledge in writing the discharge of those obligations that the Company terminates.

          (c) Notwithstanding clauses (a) and (b) above, the Company's obligations in Sections 2.05, 2.06, 2.07, 2.08, 2.09, 2.10, 2.11, 7.07, 7.08 and
in this Article VIII shall survive until the Securities have been paid in full. Thereafter, the Company's obligations in Sections 7.07, 8.04 and 8.05 shall survive.

          (d) Notwithstanding clause (a) and (b) above, the Company shall not exercise its legal defeasance option or its covenant defeasance option while the Senior Credit Facilities are outstanding unless such defeasance is permitted thereunder or the holders of the Indebtedness represented by the Senior Credit Facilities (or a Representative thereof) consent to such legal defeasance or covenant defeasance and the Company has delivered an Officers' Certificate and an Opinion of Counsel to such effect to the Trustee.

          SECTION 8.02.  Conditions to Defeasance.  The Company may exercise its
                         -------------------------
legal defeasance option or its covenant defeasance option only if:

          (1) the Company irrevocably deposits with the Trustee, in trust, for the benefit of the Holders of the Securities, cash in U.S. dollars, U.S. Government Obligations, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest, including Special Interest, on the outstanding Securities on the Stated Maturity or on the applicable redemption date, as the case may be, and the Company specifies whether the Securities are being defeased to maturity or to a particular redemption date;

          (2) in the case of the legal defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States confirming that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the Closing Date, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such legal defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such legal defeasance had not occurred;

          (3) in the case of the covenant defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States confirming that the Holders of the outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

          (4) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit) or insofar as Events of Default from bankruptcy or insolvency events are concerned, at any time in the period ending on the 95th day after the date of deposit;

          (5) such legal defeasance or covenant defeasance will not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

          (6) the Company delivers to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of Securities over other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others; and

          (7) the Company delivers to the Trustee an Officers' Certificate and an Option of Counsel, each stating that all conditions precedent provided for relating to the legal defeasance option or the covenant defeasance option have been complied with.

          Before or after a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date in accordance with Article III.

          SECTION 8.03.  Application of Trust Money.  The Trustee shall hold in
                         ---------------------------
trust money or U.S. Government Obligations deposited with it pursuant to this
Article VIII. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of and interest, including Special Interest, on the Securities. Money and securities so held in trust are not subject to Article X.

          SECTION 8.04.  Repayment to Company.  The Trustee and the Paying Agent
                         ---------------------
shall promptly turn over to the Company upon written request any excess money or securities held by them at any time.

          Subject to any applicable abandoned property law, the Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal or interest, including Special Interest, that remains unclaimed for two years, and, thereafter, Securityholders entitled to the money must look to the Company for payment as general creditors.

          SECTION 8.05.  Indemnity for Government Obligations.  The Company
                         -------------------------------------
shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such U.S. Government Obligations.

          SECTION 8.06.  Reinstatement.  If the Trustee or Paying Agent is
                         --------------
unable to apply any money or U.S. Government Obligations in accordance with this
Article VIII by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article VIII until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article VIII; provided, however, that, if
                                                  --------  -------
the Company has made any payment of interest, including Special Interest, on or principal of any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.


                                   ARTICLE IX

                                   Amendments
                                   ----------

          SECTION 9.01.  Without Consent of Holders.  The Company and the
                         ---------------------------
Trustee may amend this Indenture or the Securities without notice to or consent of any Securityholder:

          (1) to cure any ambiguity, omission, defect or inconsistency;

          (2) to comply with Article V;

          (3) to provide for uncertificated Securities in addition to or in place of certificated Securities; provided, however, that the
                                       --------  -------
     uncertificated Securities are issued in registered form for purposes of
     Section 163(f) of the Code or in a manner such that the uncertificated Securities are described in Section 163(f)(2)(B) of the Code;

          (4) to add additional Note Guarantees with respect to the Securities or to secure the Securities;

          (5) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company;

          (6) to comply with any requirements of the SEC in connection with qualifying, or maintaining the qualification of, this Indenture under the TIA;

          (7) to make any change that does not adversely affect the rights of any Securityholder; or

          (8) to provide for the issuance of the Exchange Securities, Private Exchange Securities or Additional Securities, which shall have terms substantially identical in all material respects to the Original Securities (except that the transfer restrictions contained in the Original Securities shall be modified or eliminated, as appropriate), and which shall be treated, together with any outstanding Original Securities, as a single issue of securities.

          An amendment under this Section 9.01 may not make any change that adversely affects the rights under Article X or Article XII of any holder of Senior Indebtedness then outstanding unless the holders of such Senior Indebtedness (or any group or Representative thereof authorized to give a consent) consent to such change and the Company delivers to the Trustee an Officers' Certificate stating that the requisite consent to such change has been obtained.

          After an amendment under this Section 9.01 becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section 9.01.

          SECTION 9.02.  With Consent of Holders.  The Company, the Guarantors
                         ------------------------
and the Trustee may amend this Indenture or the Securities without notice to any Securityholder but with the written consent of the Holders of at least a majority in principal amount of the Securities then outstanding (including consents obtained in connection with a tender offer or exchange for the Securities). However, without the consent of each Securityholder affected, an amendment may not:

          (1) reduce the principal amount of Securities whose Holders must consent to an amendment, supplement or waiver;

          (2) reduce the principal of or change the Stated Maturity of any Securities or alter the provisions with respect to the redemption of the Securities (other than provisions relating to Sections 4.06 and 4.08);

          (3) reduce the rate of or change the time for payment of interest on any Security;

          (4) waive a Default or Event of Default in the payment of principal of or premium, if any, or interest on the Securities (except a rescission of acceleration of the Securities by the Holders of at least a majority in aggregate principal amount of the Securities and a waiver of the payment default that resulted from such acceleration);

          (5) make any Security payable in money other than that stated in the Securities;

          (6) make any change in the provisions of this Indenture relating to waivers of past Defaults or the rights of Holders of Securities to receive payments of principal of or premium, if any, or interest on the Securities;

          (7) waive a redemption payment with respect to any Security (other than a payment required by Sections 4.06 or 4.08);

          (8) amend or modify any Note Guarantees; or

          (9) make any change in the foregoing amendment, supplement and waiver provisions.

          It shall not be necessary for the consent of the Holders under this
Section 9.02 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

          An amendment under this Section 9.02 may not make any change that adversely affects the rights under Article X of any holder of Senior Indebtedness then outstanding unless the holders of such Senior Indebtedness (or any group or Representative thereof authorized to give a consent) consent to such change.

          After an amendment under this Section 9.02 becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section 9.02.

          SECTION 9.03.  Compliance with Trust Indenture Act.  Every amendment
                         ------------------------------------
to this Indenture or the Securities shall comply with the TIA as then in effect.

          SECTION 9.04.  Revocation and Effect of Consents and Waivers.  A
                         --------------------------------- ------------
consent to an amendment or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent or waiver is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent or waiver as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. After an amendment or waiver becomes effective, it shall bind every Securityholder. An amendment or waiver becomes effective once both (i) the requisite number of consents have been received by the Company or the Trustee and (ii) such amendment or waiver has been executed by the Company and the Trustee.

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Securityholders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Securityholders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 120 days after such record date.

          SECTION 9.05.  Notation on or Exchange of Securities.  If an amendment
                         --------------------------------------
changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

          SECTION 9.06.  Trustee To Sign Amendments.  The Trustee shall sign any
                         ---------------------------
amendment authorized pursuant to this Article IX if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing any amendment the Trustee shall be entitled to receive indemnity reasonably satisfactory to it and to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel from the Company stating that such amendment is authorized or permitted by this Indenture and that such amendment is the legal, valid and binding obligation of the Company and the Guarantors enforceable against them in accordance with its terms, subject to customary exceptions, and complies with the provisions hereof (including Section 9.03).

          SECTION 9.07.  Payment for Consent.  Neither the Company nor any of
                         --------------------
its Subsidiaries shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder of any Securities for or as an inducement to any consent, waiver or amendment of any terms or provisions of the Securities, unless such consideration is offered to be paid or agreed to be paid to all Holders of Securities which so consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.


                                   ARTICLE X

                                 Subordination
                                 -------------

          SECTION 10.01.  Agreement To Subordinate.  The Company agrees, and
                          -------------------------
each Securityholder by accepting a Security agrees, that the Indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Article X, to the prior payment in full of all Senior Indebtedness of the Company, which shall include borrowings under the Senior

Credit Facilities, whether outstanding on the Closing Date or thereafter incurred, and that the subordination is for the benefit of and enforceable by the holders of such Senior Indebtedness. The Securities shall in all respects rank pari passu with all other Senior Subordinated Indebtedness of the Company
     ---- -----
and only Indebtedness of the Company that is Senior Indebtedness of the Company shall rank senior to the Securities in accordance with the provisions set forth herein. For purposes of this Article X, the Indebtedness evidenced by the Securities shall be deemed to include the Special Interest payable pursuant to the provisions set forth in the Securities and any Exchange and Registration Rights Agreement. All provisions of this Article X shall be subject to Section 10.12.

          SECTION 10.02.  Liquidation, Dissolution, Bankruptcy.  Upon any
                          -------------------------------------
distribution to creditors of the Company in a total or partial liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property, an assignment for the benefit of creditors or any marshaling of the Company's assets and liabilities:

          (1) the holders of Senior Indebtedness will be entitled to receive payment in full in cash of all Obligations due in respect of such Senior Indebtedness (including interest after the commencement of any such proceeding at the rate specified in the documentation governing the applicable Senior Indebtedness whether or not the claim for such interest is allowed as a claim after such filing) before Holders of Securities will be entitled to receive any payment or distribution with respect to the Securities; and

          (2) until all Obligations with respect to Senior Indebtedness are paid in full in cash, any payment or distribution to which Holders of Securities would be entitled shall be made to the holders of Senior Indebtedness (except that Holders of Securities may receive securities that are subordinated at least to the same extent as the Securities to Senior Indebtedness and to any securities issued in exchange for Senior Indebtedness ("Subordinated Reorganization Securities") and Holders of Securities may recover payments made from the trust described under Article
     VIII).

          SECTION 10.03.  Default on Senior Indebtedness. The Company may not
                          -------------------------------
make any payment upon or in respect of the Securities and may not otherwise purchase, redeem or otherwise retire any Securities (except in Subordinated Reorganization Securities or from the trust described in Section 8.02) or make any deposit described in Section 8.02 if (i) a default in the payment of the principal of, premium, if any, or interest on Designated Senior Indebtedness of the Company (or any other Senior Indebtedness having a principal amount at the time of determination in excess of $25,000,000) occurs and is continuing or (ii) any other default occurs and is continuing with respect to Designated Senior Indebtedness of the Company which permits holders of the Designated Senior Indebtedness of the Company as to which such default relates to accelerate its maturity and the Trustee receives a notice of such default (a "Payment Blockage Notice") from the holders or the Representative of the holders of the Designated Senior Indebtedness of the Company.

          Payments on the Securities shall be resumed (a) in the case of a payment default, upon the date on which such default is cured or waived and (b) in the case of a nonpayment default, upon the earlier of the date on which such nonpayment default is cured or waived or 179 days after the date on which the applicable Payment Blockage Notice is received, unless the maturity of the Designated Senior Indebtedness of the Company has been accelerated. No new period of payment blockage may be commenced by a Payment Blockage Notice unless and until 360 days have elapsed since the effectiveness of the immediately prior Payment Blockage Notice.

          SECTION 10.04.  Acceleration of Payment of Securities.  If payment of
                          --------------------------------------
the Securities is accelerated because of an Event of Default, the Company shall promptly notify the holders of the Designated Senior Indebtedness (or their Representative) of the acceleration. If any Designated Senior Indebtedness is outstanding, the Company may not pay the Securities until five Business Days after such holders or the Representative of the Designated Senior Indebtedness receive notice of such acceleration and, thereafter, may pay the Securities only if this Article X otherwise permits payment at that time.

          SECTION 10.05.  When Payment or Distribution Must Be Paid Over.  If a
                          -----------------------------------------------
payment or distribution is made to Securityholders that because of this Article X should not have been made to them, the Securityholders who receive the payment or distribution shall hold it in trust for holders of Senior Indebtedness of the Company and pay it over to them as their interests may appear.

                                                                              89
          SECTION 10.06.  Subrogation.  After all Senior Indebtedness of the
                          ------------
Company is paid in full in cash and until the Securities are paid in full in cash, Securityholders shall be subrogated to the rights of holders of such Senior Indebtedness to receive distributions applicable to Senior Indebtedness. A payment or distribution made under this Article X to holders of such Senior Indebtedness which otherwise would have been made to Securityholders is not, as between the Company and Securityholders, a payment by the Company on such Senior Indebtedness.

          SECTION 10.07.  Relative Rights.  This Article X defines the relative
                          ----------------
rights of Securityholders and holders of Senior Indebtedness of the Company. Nothing in this Indenture shall:

          (1) impair, as between the Company and Securityholders, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest, including Special Interest, in respect of, the Securities in accordance with their terms; or

          (2) prevent the Trustee or any Securityholder from exercising its available remedies upon a Default, subject to the rights of holders of Senior Indebtedness of the Company to receive payments or distributions otherwise payable to Securityholders.

          SECTION 10.08.  Subordination May Not Be Impaired by Company.  No
                          ---------------------------------------------
right of any holder of Senior Indebtedness of the Company to enforce the subordination of the Indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or by its failure to comply with this Indenture.

          SECTION 10.09.  Rights of Trustee and Paying Agent.  Notwithstanding
                          -----------------------------------
Section 10.03, the Trustee or Paying Agent may continue to make payments on the Securities and shall not be charged with knowledge of the existence of facts that would prohibit the making of any such payments unless, not less than two Business Days prior to the date of such payment, a Trust Officer of the Trustee receives notice satisfactory to it that payments may not be made under this
Article X. The Company, the Registrar, the Paying Agent, a Representative or a holder of Senior Indebtedness of the Company may give the notice; provided,
                                                                  --------
however, that, if an issue of Senior Indebtedness of the Company has a
-------
Representative, only the Representative may give the notice.

          The Trustee in its individual or any other capacity may hold Senior Indebtedness of the Company with the same rights it would have if it were not Trustee. The Registrar and the Paying Agent may do the same with like rights. The Trustee shall be entitled to all the rights set forth in this Article X with respect to any Senior Indebtedness of the Company which may at any time be held by it, to the same extent as any other holder of such Senior Indebtedness; and nothing in Article VII shall deprive the Trustee of any of its rights as such holder. Nothing in this Article X shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.07.

          SECTION 10.10.  Payment, Distribution or Notice to Representative.
                          --------------------------------------------------
Whenever a payment or distribution is to be made or a notice given to holders of Senior Indebtedness of the Company, the payment or distribution may be made and the notice given to their Representative (if any).

          SECTION 10.11.  Article X Not To Prevent Events of Default or Limit
                          ---------------------------------------------------
Right To Accelerate.  The failure to make a payment pursuant to the Securities
--------------------
by reason of any provision in this Article X shall not be construed as preventing the occurrence of a Default. Nothing in this Article X shall have any effect on the right of the Securityholders or the Trustee to accelerate the maturity of the Securities.

          SECTION 10.12.  Trust Moneys Not Subordinated. Notwithstanding
                          ------------------------------
anything contained herein to the contrary, payments from money or the proceeds of U.S. Government Obligations held in trust under Article VIII by the Trustee for the payment of principal of and interest on the Securities shall not be subordinated to the prior payment of any Senior Indebtedness of the Company or subject to the restrictions set forth in this Article X, and none of the Securityholders shall be obligated to pay over any such amount to the Company or any holder of Senior Indebtedness of the Company or any other creditor of the Company.

          SECTION 10.13.  Trustee Entitled To Rely.  Upon any payment or
                          -------------------------
distribution pursuant to this Article X, the Trustee and the Securityholders shall be entitled to rely (i) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section 10.02 are pending, (ii) upon a certificate of the liquidating trustee or agent or other Person making such payment or distribution to the Trustee or to the Securityholders or (iii) upon the Representatives for the holders of Senior Indebtedness of the Company for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of such Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article
X. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any Person as a holder of Senior Indebtedness of the Company to participate in any payment or distribution pursuant to this Article X, the Trustee may request such Person to furnish evidence (which evidence may include an Officers' Certificate from the Company) to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and other facts pertinent to the rights of such Person under this Article X, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The provisions of Sections 7.01 and 7.02 shall be applicable to all actions or omissions of actions by the Trustee pursuant to this Article X.

          SECTION 10.14.  Trustee To Effectuate Subordination.  Each
                          ------------------------------------
Securityholder by accepting a Security authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the Securityholders and the holders of Senior Indebtedness of the Company as provided in this Article X and appoints the Trustee as attorney-in-fact for any and all such purposes.

          SECTION 10.15.  Trustee Not Fiduciary for Holders of Senior
                          -------------------------------------------
Indebtedness.  The Trustee shall not be deemed to owe any fiduciary duty to the
-------------
holders of Senior Indebtedness of the Company and shall not be liable to any such holders if it shall mistakenly pay over or distribute to Securityholders or the Company or any other Person, money or assets to which any holders of Senior Indebtedness of the Company shall be entitled by virtue of this Article X or otherwise.

          SECTION 10.16.  Reliance by Holders of Senior Indebtedness on
                          ---------------------------------------------
Subordination Provisions.  Each Securityholder by accepting a Security
-------------------------
acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness of the Company, whether such Senior Indebtedness was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness and such holder of such Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness.

          SECTION 10.17.  Trustee's Compensation Not Prejudiced.  Nothing in
                          --------------------------------------
this Article X shall apply to amounts due to the Trustee pursuant to other sections of this Indenture.


                                   ARTICLE XI

                                Note Guarantees
                                ---------------

          SECTION 11.01.  Note Guarantees.  Each Guarantor hereby jointly and
                          ----------------
severally unconditionally and irrevocably guarantees, as a primary obligor and not merely as a surety, to each Holder and to the Trustee and its successors and assigns (a) the full and punctual payment of principal of and interest, including Special Interest, in respect of the Securities when due, whether at Stated Maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under this Indenture (including obligations to the Trustee) and the Securities and (b) the full and punctual performance within applicable grace periods of all other obligations of the Company whether for expenses, indemnification or otherwise under this Indenture and the Securities (all the foregoing being hereinafter collectively called the "Guaranteed Obligations"). Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from each such Guarantor, and that each such Guarantor shall remain bound under this Article XI notwithstanding any extension or renewal of any Guaranteed Obligation.

          Each Guarantor waives presentation to, demand of, payment from and protest to the Company of any of the Guaranteed Obligations and also waives notice of protest for nonpayment. Each Guarantor waives notice of any default under the Securities or the Guaranteed Obligations. The obligations of each Guarantor hereunder shall not be affected by (a) the failure of any Holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Company or any other Person under this Indenture, the Securities or any other agreement or otherwise; (b) any extension or renewal of any thereof;

(c) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture, the Securities or any other agreement; (d) the release of any security held by any Holder or the Trustee for the Guaranteed Obligations or any of them; (e) the failure of any Holder or Trustee to exercise any right or remedy against any other guarantor of the Guaranteed Obligations; or (f) any change in the ownership of such Guarantor, except as provided in
Section 11.02(b).

          Each Guarantor hereby waives any right to which it may be entitled to have its obligations hereunder divided among the Guarantors, such that such Guarantor's obligations would be less than the full amount claimed. Each Guarantor hereby waives any right to which it may be entitled to have the assets of the Company first be used and depleted as payment of the Company's or such Guarantor's obligations hereunder prior to any amounts being claimed from or paid by such Guarantor hereunder. Each Guarantor hereby waives any right to which it may be entitled to require that the Company be sued prior to an action being initiated against such Guarantor.

          Each Guarantor further agrees that its Note Guarantee herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder or the Trustee to any security held for payment of the Guaranteed Obligations.

          The Note Guarantee of each Guarantor is, to the extent and in the manner set forth in Article XII, subordinated and subject in right of payment to the prior payment in full in cash of the principal of and premium, if any, and interest on all Senior Indebtedness of the relevant Guarantor and is made subject to such provisions of this Indenture.

          Except as expressly set forth in Sections 8.01(b), 11.02 and 11.06, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of set off, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any Holder or the

Trustee to assert any claim or demand or to enforce any remedy under this Indenture, the Securities or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of any Guarantor or would otherwise operate as a discharge of any Guarantor as a matter of law or equity.

          Each Guarantor agrees that its Note Guarantee shall remain in full force and effect until payment in full of all the Guaranteed Obligations. Each Guarantor further agrees that its Note Guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Guaranteed Obligation is rescinded or must otherwise be restored by any Holder or the Trustee upon the bankruptcy or reorganization of the Company or otherwise.

          In furtherance of the foregoing and not in limitation of any other right which any Holder or the Trustee has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Company to pay the principal of or interest on, including Special Interest, any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, or to perform or comply with any other Guaranteed Obligation, each Guarantor hereby promises to and shall, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Holders or the Trustee an amount equal to the sum of (i) the unpaid principal amount of such Guaranteed Obligations, (ii) accrued and unpaid interest on such Guaranteed Obligations (but only to the extent not prohibited by law) and (iii) all other monetary obligations of the Company to the Holders and the Trustee.

          Each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any Guaranteed Obligations guaranteed hereby until payment in full of all Guaranteed Obligations and all obligations to which the Guaranteed Obligations are subordinated as provided in
Article XII. Each Guarantor further agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Guaranteed Obligations guaranteed hereby may be accelerated as provided in
Article VI for the purposes of any Guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect

                                                                              95
of the Guaranteed Obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such Guaranteed Obligations as provided in
Article VI, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by such Guarantor for the purposes of this
Section 11.01.

          Each Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred by the Trustee or any Holder in enforcing any rights under this Section 11.01.

          Upon request of the Trustee, each Guarantor shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

          SECTION 11.02.  Limitation on Liability; Release of Domestic
                          --------------------------------------------
Subsidiary Guarantors.  (a)  Any term or provision of this Indenture to the
----------------------
contrary notwithstanding, the maximum, aggregate amount of the Guaranteed Obligations guaranteed hereunder by any Guarantor shall not exceed the maximum amount that can be hereby guaranteed without rendering this Indenture, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

          (b) In the event of a sale or other disposition of all or substantially all of the assets of any Domestic Subsidiary Guarantor, by way of merger, consolidation or otherwise, or a sale or other disposition of all of the Capital Stock of any Domestic Subsidiary Guarantor, by way of merger, consolidation or otherwise, such Domestic Subsidiary Guarantor (in the event of a sale or other disposition of all of the Capital Stock of such Domestic Subsidiary Guarantor) shall be released and relieved of its Obligations under its Note Guarantee or the Person acquiring the property (in the event of a sale or other disposition of all or substantially all of the assets of such Domestic Subsidiary Guarantor) (other than a Domestic Subsidiary Guarantor) shall not be required to enter into a Domestic Subsidiary Guarantee; provided, in each case,
                                                        --------
that such transaction is carried out pursuant to and in accordance with Section
4.06 and Section 5.01. Upon delivery by the Company to the Trustee of an Officers' Certificate and Opinion of Counsel to the effect that such sale or other disposition was made by the Company in accordance with the provisions of this Indenture, including without limitation Section 4.06 and Section 5.01 hereof, the Trustee shall execute any documents reasonably required in order to evidence the release of any such Domestic Subsidiary Guarantor from its obligations under its Domestic Subsidiary Guarantee. Any Domestic Subsidiary Guarantor not released from its obligations under its Domestic Subsidiary Guarantee shall remain liable for the full amount of principal of and interest on the Securities and for the other obligations of any Guarantor under this Indenture as provided in this Article XI.

          SECTION 11.03.  Successors and Assigns.  This Article XI shall be
                          -----------------------
binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges conferred upon that party in this Indenture and in the Securities shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Indenture.

          SECTION 11.04.  No Waiver.  Neither a failure nor a delay on the part
                          ----------
of either the Trustee or the Holders in exercising any right, power or privilege under this Article XI shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the Holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Article XI at law, in equity, by statute or otherwise.

          SECTION 11.05.  Modification.  No modification, amendment or waiver of
                          -------------
any provision of this Article XI, nor the consent to any departure by any Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in the same, similar or other circumstances.

          SECTION 11.06.  Execution of Supplemental Indenture for Future
                          ----------------------------------------------
Domestic Subsidiary Guarantors.  Each Domestic Subsidiary which is required to
-------------------------------
become a Guarantor pursuant to Section 4.11 shall promptly execute and deliver to the Trustee a supplemental indenture in the form of Exhibit C hereto pursuant to which such Subsidiary shall become a Guarantor under this Article XI and shall guarantee the Guaranteed Obligations hereby. Concurrently with the execution and delivery of such supplemental indenture, the Company shall deliver to the Trustee an Opinion of Counsel and an Officers' Certificate to the effect that such supplemental indenture has been duly authorized, executed and delivered by such Subsidiary and that, subject to the application of bankruptcy, insolvency, moratorium, fraudulent conveyance or transfer and other similar laws relating to creditors' rights generally and to the principles of equity, whether considered in a proceeding at law or in equity, the Note Guarantee of such Guarantor is a legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms.


                                  ARTICLE XII

                      Subordination of the Note Guarantees
                      ------------------------------------

          SECTION 12.01.  Agreement To Subordinate.  Each Guarantor agrees, and
                          -------------------------
each Securityholder by accepting a Security agrees, that the obligations of a Guarantor hereunder are subordinated in right of payment, to the extent and in the manner provided in this Article XII, to the prior payment in full of all Senior Indebtedness of such Guarantor and that the subordination is for the benefit of and enforceable by the holders of such Senior Indebtedness of such Guarantor. The obligations hereunder with respect to a Guarantor shall in all respects rank pari passu with all other Senior Subordinated Indebtedness of such
              ---- -----
Guarantor and shall rank senior to all existing and future Subordinated Obligations of such Guarantor; and only Indebtedness of such Guarantor that is Senior Indebtedness of such Guarantor shall rank senior to the obligations of such Guarantor in accordance with the provisions set forth herein.

          SECTION 12.02.  Liquidation, Dissolution, Bankruptcy.  Upon any
                          -------------------------------------
distribution to creditors of a Guarantor in a total or partial liquidation or dissolution of such Guarantor or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to such Guarantor or its property, an assignment for the benefit of creditors or any marshaling of such Guarantor's assets and liabilities:

          (1) the holders of Senior Indebtedness of such Guarantor will be entitled to receive payment in full in cash of all Obligations due in respect of such Senior Indebtedness (including interest after the commencement of any such proceeding at the rate specified in the documentation governing the applicable Senior Indebtedness whether or not the claim for such interest is allowed as a claim after such filing) before Holders of Securities will be entitled to receive any payment or distribution with respect to the Note Guarantee; and

          (2) until all Obligations with respect to Senior Indebtedness of such Guarantor are paid in full in cash, any payment or distribution that would have been made under the Note Guarantee shall be made to the holders of such Senior Indebtedness (except that Holders of Securities may receive Subordinated Reorganization Securities of such Guarantor).

          SECTION 12.03.  Default on Designated Senior Indebtedness of a
                          ----------------------------------------------
Guarantor.  A Guarantor shall not make any payment upon or in respect of its
----------
Note Guarantee (except in Subordinated Reorganization Securities of such Guarantor), if (i) a default in the payment of the principal of, premium, if any, or interest on Designated Senior Indebtedness of such Guarantor (or any other Senior Indebtedness having a principal amount at the time of determination in excess of $25,000,000) occurs and is continuing or (ii) any other default occurs and is continuing with respect to Designated Senior Indebtedness of such Guarantor which permits holders of the Designated Senior Indebtedness of such Guarantor as to which such default relates to accelerate its maturity and the Trustee receives a Payment Blockage Notice from the holders or the representative of the holders of the Designated Senior Indebtedness of such Guarantor. Payments under the applicable Note Guarantee may and shall be resumed
(a) in the case of a payment default, upon the date on which such default is cured or waived and (b) in the case of a nonpayment default, upon the earlier of the date on which such nonpayment default is cured or waived or 179 days after the date on which the applicable Payment Blockage Notice is received, unless the maturity of the Designated Senior Indebtedness of such Guarantor has been accelerated. No new period of payment blockage may be commenced by a Payment Blockage Notice unless and until 360 days have elapsed since the effectiveness of the immediately prior Payment Blockage Notice.

          SECTION 12.04.  Demand for Payment.  If payment of the Securities is
                          -------------------
accelerated because of an Event of Default and a demand for payment is made on a Guarantor pursuant to Article XI, such Guarantor shall promptly notify the holders of the Designated Senior Indebtedness of such Guarantor (or the Representative of such holders) of such demand. If any Designated Senior Indebtedness of such Guarantor is outstanding, such Guarantor may not pay its Note Guarantee until five Business Days after such holders or the Representative of the holders of the Designated Senior Indebtedness of such Guarantor receive notice of such demand and, thereafter, may pay its Note Guarantee only if this Article XII otherwise permits payment at that time.

          SECTION 12.05.  When Payment or Distribution Must Be Paid Over.  If a
                          -----------------------------------------------
payment or distribution is made to Securityholders that because of this Article XII should not have been made to them, the Securityholders who receive the payment or distribution shall hold such payment or distribution in trust for holders of the Senior Indebtedness of the relevant Guarantor and pay it over to them as their interests may appear.

          SECTION 12.06.  Subrogation.  After all Designated Senior Indebtedness
                          ------------
of a Guarantor is paid in full in cash and until the Securities are paid in full in cash, Securityholders shall be subrogated to the rights of holders of Designated Senior Indebtedness of such Guarantor to receive distributions applicable to Designated Senior Indebtedness of such Guarantor. A payment or distribution made under this Article XII to holders of Designated Senior Indebtedness of such Guarantor which otherwise would have been made to Securityholders is not, as between such Guarantor and Securityholders, a payment by such Guarantor on Designated Senior Indebtedness of such Guarantor.

          SECTION 12.07.  Relative Rights.  This Article XII defines the
                          ----------------
relative rights of Securityholders and holders of Designated Senior Indebtedness of a Guarantor. Nothing in this Indenture shall:

          (1) impair, as between a Guarantor and Securityholders, the obligation of a Guarantor which is absolute and unconditional, to make payments with respect to the Guaranteed Obligations to the extent set forth in Article XI; or

          (2) prevent the Trustee or any Securityholder from exercising its available remedies upon a default by a Guarantor under its obligations with respect to the Guaranteed Obligations, subject to the rights of holders of Designated Senior Indebtedness of such

     Guarantor to receive distributions otherwise payable to Securityholders.

          SECTION 12.08.  Subordination May Not Be Impaired by a Guarantor.  No
                          -------------------------------------------------
right of any holder of Designated Senior Indebtedness of a Guarantor to enforce the subordination of the obligations of such Guarantor hereunder shall be impaired by any act or failure to act by such Guarantor or by its failure to comply with this Indenture.

          SECTION 12.09.  Rights of Trustee and Paying Agent.  Notwithstanding
                          -----------------------------------
Section 12.03, the Trustee or the Paying Agent may continue to make payments on the Securities and shall not be charged with knowledge of the existence of facts that would prohibit the making of any such payments unless, not less than two Business Days prior to the date of such payment, a Trust Officer of the Trustee receives notice satisfactory to it that payments may not be made under this
Article XII. A Guarantor, the Registrar, the Paying Agent, a Representative or a holder of Designated Senior Indebtedness of a Guarantor may give the notice; provided, however, that if an issue of Designated Senior Indebtedness of a
--------  -------
Guarantor has a Representative, only the Representative may give the notice.

          The Trustee in its individual or any other capacity may hold Senior Indebtedness of a Guarantor with the same rights it would have if it were not Trustee. The Registrar and the Paying Agent may do the same with like rights. The Trustee shall be entitled to all the rights set forth in this Article XII with respect to any Senior Indebtedness of a Guarantor which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness of such Guarantor; and nothing in Article VII shall deprive the Trustee of any of its rights as such holder. Nothing in this Article XII shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.07.

          SECTION 12.10.  Payment, Distribution or Notice to Representative.
                          --------------------------------------------------
Whenever a payment or distribution is to be made or a notice given to holders of Senior Indebtedness of a Guarantor, the payment or distribution may be made and the notice given to their Representative (if any).

          SECTION 12.11.  Article XII Not To Prevent Events of Default or Limit
                          -----------------------------------------------------
Right To Accelerate.  The failure of a Guarantor to make a payment on any of its
--------------------
obligations by reason of any provision in this Article XII shall not be construed as preventing the occurrence of a default by such

Guarantor under such obligations. Nothing in this Article XII shall have any effect on the right of the Securityholders or the Trustee to make a demand for payment on a Guarantor pursuant to Article XI.

          SECTION 12.12.  Trustee Entitled To Rely.  Upon any payment or
                          -------------------------
distribution pursuant to this Article XII, the Trustee and the Securityholders shall be entitled to rely (i) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section 12.02 are pending, (ii) upon a certificate of the liquidating trustee or agent or other Person making such payment or distribution to the Trustee or to the Securityholders or (iii) upon the Representatives for the holders of Designated Senior Indebtedness of a Guarantor for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Designated Senior Indebtedness such Guarantor and other Indebtedness of a Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article
XII. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any Person as a holder of Designated Senior Indebtedness of a Guarantor to participate in any payment or distribution pursuant to this Article XII, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Designated Senior Indebtedness of such Guarantor held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and other facts pertinent to the rights of such Person under this Article XII, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The provisions of Sections 7.01 and 7.02 shall be applicable to all actions or omissions of actions by the Trustee pursuant to this Article XII.

          SECTION 12.13.  Trustee To Effectuate Subordination.  Each
                          ------------------------------------
Securityholder by accepting a Security authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the Securityholders and the holders of Designated Senior Indebtedness of each of the Guarantors as provided in this Article XII and appoints the Trustee as attorney-in-fact for any and all such purposes.

          SECTION 12.14.  Trustee Not Fiduciary for Holders of Senior
                          -------------------------------------------
Indebtedness of a Guarantor.  The Trustee shall not be deemed to owe any
----------------------------
fiduciary duty to the holders of Senior Indebtedness of a Guarantor and shall not be liable to any such holders if it shall mistakenly pay over or distribute to Securityholders or the relevant Guarantor or any other Person, money or assets to which any holders of Senior Indebtedness of such Guarantor shall be entitled by virtue of this Article XII or otherwise.

          SECTION 12.15.  Reliance by Holders of Senior Indebtedness of a
                          -----------------------------------------------
Guarantor on Subordination Provisions. Each Securityholder by accepting a
--------------------------------------
Security acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness of a Guarantor, whether such Senior Indebtedness was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness and such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness.

          SECTION 12.16.  Defeasance.  The terms of this Article XII shall not
                          -----------
apply to payments from money or the proceeds of U.S. Government Obligations held in trust by the Trustee for the payment of principal of and interest on the Securities pursuant to the provisions described in Section 8.03.


                                  ARTICLE XIII

                                 Miscellaneous
                                 -------------


          SECTION 13.01.  Trust Indenture Act Controls.  If any provision of
                          -----------------------------
this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

          SECTION 13.02.  Notices.  Any notice or communication shall be in
                          --------
writing and delivered in person or mailed by first-class mail addressed as follows:

          if to the Company:

          Eagle Family Foods, Inc.
          220 White Plains Road
          Tarrytown, NY 10591
          Telecopier no.:  (973) 263-3748

          Attention of:  Chief Financial Officer


          if to the Trustee:

          IBJ Schroder Bank & Trust Company
          One State Street
          New York, NY 10004
          Telecopier no.: (212) 858-2952

          Attention of:  Corporate Trust Administration


          The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

          Any notice or communication mailed to a Securityholder shall be mailed to the Securityholder at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

          Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

          SECTION 13.03.  Communication by Holders with Other Holders.
                          --------------------------------------------
Securityholders may communicate pursuant to TIA (S) 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Guarantors, the Trustee, the Registrar and anyone else shall have the protection of TIA (S) 312(c).

          SECTION 13.04.  Certificate and Opinion as to Conditions Precedent.
                          ---------------------------------------------------
Upon any request or application by
the Company to the Trustee to take or refrain from taking any action under this Indenture, the Company shall furnish to the Trustee:

          (1) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (2) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

          SECTION 13.05.  Statements Required in Certificate or Opinion.  Each
                          ----------------------------------------------
certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture shall include:

          (1) a statement that the individual making such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with.

          SECTION 13.06.  When Securities Disregarded.  In determining whether
                          ----------------------------
the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company, any Guarantor or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any Guarantor shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded. Also, subject to the foregoing, only Securities outstanding at the time shall be considered in any such determination.

          SECTION 13.07.  Rules by Trustee, Paying Agent and Registrar.  The
                          ---------------------------------------------
Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar and the Paying Agent may make reasonable rules for their functions.

          SECTION 13.08.  Legal Holidays.  A "Legal Holiday" is a Saturday, a
                          ---------------
Sunday or a day on which banking institutions are not required to be open in the State of New York. If a payment date is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday, the record date shall not be affected.

          SECTION 13.09.  GOVERNING LAW.  THIS INDENTURE AND THE SECURITIES
                          --------------
SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

          SECTION 13.10.  No Recourse Against Others.  No director, officer,
                          ---------------------------
employee, incorporator or stockholder of the Company or Holdings, as such, shall have any liability for any obligations of the Company or Holdings under the Securities or this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.

          SECTION 13.11.  Successors.  All agreements of the Company and each
                          -----------
Guarantor in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

          SECTION 13.12.  Multiple Originals.  The parties may sign any number
                          -------------------
of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

          SECTION 13.13.  Table of Contents; Headings.  The table of contents,
                          ----------------------------
cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

          IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.


                              EAGLE FAMILY FOODS, INC.,


                                by /s/ John O'C. Nugent
                                   -------------------------------------
                                   Name: John O'C. Nugent
                                   Title: President and Chief Executive Office


                              EAGLE FAMILY FOODS HOLDINGS, INC.,


                                by /s/ John O'C. Nugent
                                   -------------------------------------
                                   Name: John O'C. Nugent
                                   Title: President and Chief Executive Office


                              IBJ SCHRODER BANK & TRUST COMPANY,
                              as Trustee,


                                by /s/ Stephen J. Giurlando
                                   -------------------------------------
                                   Name: Stephen J. Giurlando
                                   Title: Assistant Vice President

                                                                      APPENDIX A


                  PROVISIONS RELATING TO ORIGINAL SECURITIES,
                  -------------------------------------------
              ADDITIONAL SECURITIES, PRIVATE EXCHANGE SECURITIES
              --------------------------------------------------
                            AND EXCHANGE SECURITIES
                            -----------------------

          1. Definitions
             -----------

          1.1  Definitions
               -----------

          For the purposes of this Appendix A the following terms shall have the meanings indicated below:

          "Applicable Procedures" means, with respect to any transfer or transaction involving a Temporary Regulation S Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Global Security, Euroclear and Cedel, in each case to the extent applicable to such transaction and as in effect from time to time.

          "Cedel" means Cedel Bank, S.A., or any successor securities clearing agency.

          "Definitive Security" means a certificated Initial Security or Exchange Security bearing the Restricted Securities Legend (if the transfer of such Security is restricted by applicable law) that does not include the Global Securities Legend.

          "Depositary" means The Depository Trust Company, its nominees and their respective successors.

          "Euroclear" means the Euroclear Clearance System or any successor securities clearing agency.

          "Exchange and Registration Rights Agreement" means (i) the Exchange and Registration Rights Agreement, dated as of the Closing Date, among the Company, Holdings and the Initial Purchasers and (ii) any other similar exchange and registration rights agreement relating to Additional Securities.

          "Exchange Offer" means a registered exchange offer for Initial Securities undertaken by the Company pursuant to an Exchange and Registration Rights Agreement.

          "Global Securities Legend" means the legend set forth under that caption in Exhibit A to this Indenture.

          "IAI" means an institutional "accredited investor" as described in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

          "Initial Purchasers" means Chase Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

          "Private Exchange" means an offer by the Company, pursuant to an Exchange and Registration Rights Agreement, to issue and deliver to certain purchasers, in exchange for the Initial Securities held by such purchasers as part of their initial distribution, a like aggregate principal amount of Private Exchange Securities.

          "Private Exchange Securities" means, collectively, debt securities of the Company that are identical in all material respects to Exchange Securities, except for the transfer restrictions relating to such Private Exchange Securities, issued by the Company (under the same indenture as the Exchange Securities) simultaneously with the delivery of the Exchange Securities in an Exchange Offer, to any Holder that holds any Initial Securities acquired by it that have, or that are reasonably likely to be determined to have, the status of an unsold allotment in an initial distribution, or to any Holder that is not entitled to participate in an Exchange Offer, upon the request of any such Holder, in exchange for a like aggregate principal amount of Initial Securities held by such Holder.

          "Purchase Agreement" means (i) the Purchase Agreement dated January 16, 1998, among the Company, Holdings and the Initial Purchasers and (ii) any other similar purchase agreement relating to Additional Securities.

          "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

          "Regulation S Securities" means all Initial Securities offered and sold outside the United States in reliance on Regulation S under the Securities Act.

          "Restricted Period", with respect to any Securities, means the period of 40 consecutive days beginning on and including the later of (i) the day on which such Securities are first offered to persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S and (ii) the Issue Date with respect to such Securities.

          "Restricted Securities Legend" means the legend set forth in Section 2.3(e)(i) herein.

          "Rule 501" means Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

          "Rule 144A" means Rule 144A under the Securities Act.

          "Rule 144A Securities" means all Initial Securities offered and sold to QIB's in reliance on Rule 144A.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Securities Custodian" means the custodian with respect to a Global Security (as appointed by the Depositary) or any successor person thereto, who shall initially be the Trustee.

          "Shelf Registration Statement" means a registration statement filed by the Company in connection with the offer and sale of Initial Securities pursuant to an Exchange and Registration Rights Agreement.

          "Transfer Restricted Securities" means (i) each Initial Security until the date on which such Security has been exchanged for a freely transferable Exchange Security in an Exchange Offer, (ii) each Initial Security or Private Exchange Security until the date on which it has been effectively registered under the Securities Act and disposed of in accordance with a shelf registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities by the Holders thereof from time to time in accordance with the methods of distribution set forth in such registration statement, (iii) each Initial Security or Private Exchange Security until the date on which it is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act or (iv) any other Security that bears or is required to bear the Restricted Securities Legend. Upon the occurrence of any of the events described in clause (i), (ii) or (iii), the Company shall deliver to the Trustee an Officers' Certificate stating that such event has occurred.

          1.2  Other Definitions
               -----------------

                                                         Defined in
                                                         ----------
          Term                                            Section:
          ----                                            -------

"Accredited Investor"................................... 2.3(e)(i)
"Agent Members"......................................... 2.1(b)
"clearing agency"....................................... 2.4(a)
"IAI Global Security"................................... 2.1(a)
"Global Security"....................................... 2.1(a)
"Permanent Regulation S Global Security"................ 2.3(d)(ii)
"Regulation S".......................................... 2.1
"Rule 144A"............................................. 2.1
"Rule 144A Global Security"............................. 2.1(a)
"Temporary Regulation S Global Security"................ 2.1(a)


          2.   The Securities
               --------------

          2.1  Form and Dating
               ---------------

          The Initial Securities offered on the date hereof will be issued by the Company pursuant to the Indenture and offered and sold by the Company, from time to time, pursuant to a Purchase Agreement. The Initial Securities offered on the date hereof will be resold, initially only to QIBs in reliance on Rule 144A under the Securities Act ("Rule 144A") and in reliance on Regulation S under the Securities Act ("Regulation S"). Such Initial Securities may thereafter be transferred to, among others, QIBs, purchasers in reliance on Regulation S and, except as set forth below, IAIs under Rule 501. Additional Securities offered after the Closing Date may be offered and sold by the Company from time to time pursuant to one or more Purchase Agreements in accordance with applicable law.

          (a)  Global Securities.  Rule 144A Securities shall be issued
               ------------------
initially in the form of one or more permanent global Securities in definitive, fully registered form (collectively, the "Rule 144A Global Security") and Regulation S Securities shall be issued initially in the form of one or more temporary global Securities (collectively, the "Temporary Regulation S Global Security"), in each case without interest coupons and bearing the Global Securities Legend and Restricted Securities Legend, which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Securities Custodian, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as provided in this Indenture. One or more global securities in definitive, fully registered form without interest coupons and bearing the Global Securities Legend and the Restricted Securities Legend (collectively, the "IAI Global Security") shall also be issued on the Issue Date, deposited with the Securities Custodian, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as provided in this Indenture to accommodate transfers of beneficial interests in the Securities to IAI's subsequent to the initial distribution. Beneficial ownership interests in the Temporary Regulation S Global Security will not be exchangeable for interests in the Rule 144A Global Security, the IAI Global Security, a Permanent Regulation S Global Security (as defined below) or any other Security without a Restricted Securities Legend until the expiration of the Restricted Period. Upon the expiration of the Restricted Period, beneficial interests in the Securities represented by the Temporary Regulation S Global Security may be exchanged for interests in the Permanent Regulation S Global Security as described below in
Section 2.3(d). The Rule 144A Global Security, the IAI Global Security, the Temporary Regulation S Global Security and the Permanent Regulation S Global Security are each referred to herein as a Global Security and are collectively referred to herein as "Global Securities." The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

          (b)  Book-Entry Provisions.  This Section 2.1(b) shall apply only to a
               ----------------------
Global Security deposited with or on behalf of the Depositary.

          The Company shall execute and the Trustee shall, in accordance with this Section 2.1(b) and pursuant to an order of the Company, authenticate and deliver initially one or more Global Securities that (a) shall be registered in the name of the Depositary for such Global Security or Global Securities or the nominee of such Depositary and (b) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions or held by the Trustee as Securities Custodian.

          Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or by the Trustee as Securities Custodian or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the

Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

          (c)  Definitive Securities.  Except as provided in Section 2.3 or 2.4,
               ----------------------
owners of beneficial interests in Global Securities will not be entitled to receive physical delivery of certificated Securities.

          2.2  Authentication.  The Trustee shall authenticate and make
               ---------------
available for delivery, upon receipt of an Officers' Certificate from the Company, (1) Original Securities for original issue on the Closing Date in an aggregate principal amount of $115,000,000, (2) subject to the terms of this Indenture, Additional Securities in an aggregate principal amount of up to $150,000,000 and (3) the (A) Exchange Securities for issue only in an Exchange Offer, and (B) Private Exchange Securities for issue only in a Private Exchange, in the case of each of (A) and (B) pursuant to an Exchange and Registration Rights Agreement and for a like principal amount of Initial Securities exchanged pursuant thereto. Such Officers' Certificate shall specify the amount of the Securities to be authenticated, the date on which the original issue of Securities is to be authenticated, whether or not the Securities are to bear the Restricted Securities Legend and whether the Securities are to be Initial Securities or Exchange Securities. In addition, an Opinion of Counsel with respect to the issuance of such Additional Securities, which Opinion of Counsel shall be substantially in the form of the Opinion of Counsel delivered on behalf of the Company on the Closing Date, shall be delivered to the Trustee at the time of the delivery of such Officers' Certificate. The aggregate principal amount of Securities outstanding at any time may not exceed $265,000,000, except as provided in Section 2.08 of this Indenture. Notwithstanding anything to the contrary in this Appendix A or otherwise in this Indenture, any issuance of Additional Securities after the Closing Date shall be in a principal amount of at least $10,000,000, whether such Additional Securities are of the same or a different series that the Original Securities.

          2.3  Transfer and Exchange.  (a)  Transfer and Exchange of Definitive
               ----------------------       -----------------------------------
Securities.  When Definitive Securities are presented to the Registrar with a
-----------
request:

          (x)  to register the transfer of such Definitive Securities; or

          (y) to exchange such Definitive Securities for an equal principal amount of Definitive Securities of other authorized denominations,

the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however,
                                                          --------  -------
that the Definitive Securities surrendered for transfer or exchange:

          (i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

          (ii) are being transferred or exchanged pursuant to an effective registration statement under the Securities Act, pursuant to Section 2.3(b) or pursuant to clause (A), (B) or (C) below, and are accompanied by the following additional information and documents, as applicable:

               (A) if such Definitive Securities are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in the form set forth on the reverse side of the Initial Security); or

               (B) if such Definitive Securities are being transferred to the Company, a certification to that effect (in the form set forth on the reverse side of the Initial Security); or

               (C) if such Definitive Securities are being transferred pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or in reliance upon another exemption from the registration requirements of the Securities Act, (i) a certification to that effect (in the form set forth on the reverse side of the Initial Security) and (ii) if the Company so requests, an Opinion of Counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in Section 2.3(d)(i).

          (b)  Restrictions on Transfer of a Definitive Security for a
               -------------------------------------------------------
Beneficial Interest in a Global Security.  A Definitive Security may not be
-----------------------------------------
exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Security, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, together with:

          (i) certification (in the form set forth on the reverse side of the Initial Security) that such Definitive Security is being transferred (A) to a QIB in accordance with Rule 144A, (B) to an IAI that has furnished to the Trustee a signed letter substantially in the form of Exhibit D to this Indenture or (C) outside the United States in an offshore transaction within the meaning of Regulation S and in compliance with Rule 904 under the Securities Act; and

          (ii) written instructions directing the Trustee to make, or to direct the Securities Custodian to make, an adjustment on its books and records with respect to such Global Security to reflect an increase in the aggregate principal amount of the Securities represented by the Global Security, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such Definitive Security and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Securities Custodian, the aggregate principal amount of Securities represented by the Global Security to be increased by the aggregate principal amount of the Definitive Security to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Security equal to the principal amount of the Definitive Security so canceled. If no Global Securities are then outstanding and the Global Security has not been previously exchanged for certificated securities pursuant to Section 2.4, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Global Security in the appropriate principal amount.

          (c)  Transfer and Exchange of Global Securities. (i)  The transfer and
               -------------------------------------------
exchange of Global Securities or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Security shall deliver a written order given in accordance with the Depositary's procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in such Global Security and such account shall be credited in accordance with such instructions with a beneficial interest in such Global Security and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Security being transferred. In the case of a transfer of a beneficial interest in either the Permanent Regulation S Global Security or the Rule 144A Global Security for an interest in the IAI Global Security, the transferee must furnish a signed letter substantially in the form of Exhibit D to this Indenture to the Trustee.

          (ii) If the proposed transfer is a transfer of a beneficial interest in one Global Security to a beneficial interest in another Global Security, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Security to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of Global Security from which such interest is being transferred.

          (iii) Notwithstanding any other provisions of this Appendix A (other than the provisions set forth in Section 2.4), a Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

          (iv) In the event that a Global Security is exchanged for Securities in definitive registered form pursuant to Section 2.4 prior to the consummation of an Exchange Offer or the effectiveness of a Shelf Registration Statement with respect to such Securities, such Securities may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.3 (including the certification requirements set forth on the reverse of the Initial Securities intended to ensure that such transfers comply with Rule 144A, Regulation S or such other applicable exemption from registration under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.

          (d)  Restrictions on Transfer of Temporary Regulation S Global
               ---------------------------------------------------------
Security.  (i)  Prior to the expiration of the Restricted Period, interests in
---------
the Temporary Regulation S Global Security may only be held through Euroclear or Cedel. During the Restricted Period, beneficial ownership interests in the Temporary Regulation S Global Security may only be sold, pledged or transferred through Euroclear or Cedel in accordance with the Applicable Procedures and only
(A) to the Company, (B) so long as such security is eligible for resale pursuant to Rule 144A, to a person whom the selling holder reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (C) in an offshore transaction in accordance with Regulation S, (D) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if applicable) under the Securities Act, (E) to an IAI purchasing for its own account, of for the account of such an IAI, in a minimum principal amount of Securities of $250,000 or (F) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States. Prior to the expiration of the Restricted Period, transfers by an owner of a beneficial interest in the Regulation S Temporary Global Note to a transferee who takes delivery of such interest through the Rule 144A Global Note or the IAI Global Note will be made only in accordance with Applicable Procedures and upon receipt by the Trustee of a written certification from the transferor of the beneficial interest in the form provided on the reverse of the Initial Security to the effect that such transfer is being made to (i) a person whom the transferor reasonably believes is a QIB within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A or (ii) an IAI purchasing for its own account, or for the account of such an IAI, in a minimum principal amount of the Securities of $250,000. Such written certification will no longer be required after the expiration of the Restricted Period.

          (ii) Upon the expiration of the Restricted Period, beneficial ownership interests in the Temporary Regulation S Global Security may be exchanged for interests in a permanent global security in definitive, fully registered form without the Restricted Security Legend (the "Permanent Regulation S Global Security") upon certification to the Trustee that such interests are owned either by non-U.S. persons or U.S. persons who purchased such interests pursuant to an exemption from, or transfer not subject to, the registration requirements of the Securities Act. Upon the expiration of the Restricted Period, the Trustee shall prepare and authenticate the Permanent Regulation S Global Security in accordance with the terms of this Indenture and deliver it to the Company for execution. The Company shall then execute the Permanent Regulation S Global Security and return it to the Trustee as Securities Custodian. Any transfers of beneficial ownership interests in the Temporary Regulation S Global Security made in reliance on Regulation S shall thenceforth be recorded by the Trustee by making an appropriate increase in the principal amount of the Permanent Regulation S Global Security and a corresponding decrease in the principal amount of the Temporary Regulation S Global Security. At such time as the principal amount of the Temporary Regulation S Global Security has been reduced to zero, the Trustee shall cancel the Temporary Regulation S Global Security and deliver it to the Company.

     (e)  Legend.  (i)  Except as permitted by the following paragraphs (ii),
          -------
(iii) or (iv), each Security certificate evidencing the Global Securities and the Definitive Securities (and all Securities issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form:

     "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR OF A PREDECESSOR SECURITY HERETO) OR
     (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE

     SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT ("REGULATION S") (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a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a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (o)(2) OF RULE 902 UNDER) REGULATION S."

          Each Definitive Security will also bear the following additional legend:

          "IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM

          THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

          (ii) Upon any sale or transfer of a Transfer Restricted Security that is a Definitive Security pursuant to Rule 144 under the Securities Act the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Security that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Security if the Holder certifies in writing to the Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Initial Security).

          (iii) Upon a sale or transfer of any Initial Security acquired pursuant to Regulation S, all requirements that such Initial Security bear the Restricted Securities Legend will cease to apply and the requirements requiring any such Initial Security be issued in global form will continue to apply.

          (iv) Any Additional Securities sold in a registered offering shall not be required to bear the Restricted Securities Legend.

          (f)   Cancelation or Adjustment of Global Security. At such time as
                ---------------------------------------------
all beneficial interests in a Global Security have either been exchanged for Definitive Securities, transferred, redeemed, repurchased or canceled, such Global Security shall be returned by the Depositary to the Trustee for cancelation or retained and canceled by the Trustee. At any time prior to such cancelation, if any beneficial interest in a Global Security is exchanged for Definitive Securities, transferred in exchange for an interest in another Global Security, redeemed, repurchased or canceled, the principal amount of Securities represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global Security) with respect to such Global Security, by the Trustee or the Securities Custodian, to reflect such reduction.

          (g)   Obligations with Respect to Transfers and Exchanges of
                ------------------------------------------------------
Securities.
-----------

          (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate, Definitive Securities and Global Securities at the Registrar's request.

          (ii) No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to
     Section 3.06, 4.06, 4.08 and 9.05).

          (iii) The Company shall not be required to make, and the Registrar need not register, transfers or exchanges of Securities selected for redemption (except, in the case of Securities to be redeemed in part, the portion thereof not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed.

          (iv) Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the Registrar and the Paying Agent may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Registrar or the Paying Agent shall be affected by notice to the contrary.

          (v) All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

          (h)   No Obligation of the Trustee.
                -----------------------------

          (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in the Depositary or any other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Securities shall be given or made only to the registered Holders (which shall be the Depositary or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

          (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

          2.4  Definitive Securities.  (a)  A Global Security deposited with the
               ----------------------
Depositary or with the Trustee as Securities Custodian pursuant to Section 2.1 shall be transferred to the beneficial owners thereof in the form of Definitive Securities in an aggregate principal amount equal to the principal amount of such Global Security, in exchange for such Global Security, only if such transfer complies with Section 2.3 and (i) the Depositary notifies the Company that it is unwilling or unable to continue as a Depositary for such Global Security or if at any time the Depositary ceases to be a "clearing agency" registered under the Exchange Act, and a successor depositary is not appointed by the Company within 90 days of such notice, or (ii) an Event of Default has occurred and is continuing or (iii) the Company, in its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of certificated Securities under this Indenture.

          (b) Any Global Security that is transferable to the beneficial owners thereof pursuant to this Section 2.4 shall be surrendered by the Depositary to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate principal amount of Definitive Securities of authorized denominations. Any portion of a Global Security transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $1,000 and any integral multiple thereof and registered in such names as the Depositary shall direct. Any certificated Initial Security in the form of a Definitive Security delivered in exchange for an interest in the Global Security shall, except as otherwise provided by Section 2.3(e), bear the Restricted Securities Legend.

          (c) Subject to the provisions of Section 2.4(b), the registered Holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

          (d)  In the event of the occurrence of any of the events specified in
Section 2.4(a)(i), (ii) or (iii), the Company will promptly make available to the Trustee a reasonable supply of Definitive Securities in any fully registered form without interest coupons.

                                                                       EXHIBIT A

                      [FORM OF] FACE OF INITIAL SECURITY

                          [Global Securities Legend]

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.


                        [Restricted Securities Legend]

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR OF A PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT ("REGULATION S") (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE

CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a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c)(3) OF REGULATION S), (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. AN INSTITUTIONAL ACCREDITED INVESTOR HOLDING THIS SECURITY AGREES IT WILL FURNISH TO THE COMPANY AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (o)(2) OF RULE 902 UNDER) REGULATION S.


[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]

                          [FORM OF] FACE OF SECURITY

No.                                                                  $__________

                    8 3/4% Senior Subordinated Note due 2008

                                                                CUSIP No. ______

          EAGLE FAMILY FOODS, INC., a Delaware corporation, promises to pay to
Cede & Co., or registered assigns, the principal sum of                 Dollars
on January 15, 2008.

          Interest Payment Dates: January 15 and July 15.

          Record Dates: January 1 and July 1.

          Additional provisions of this Security are set forth on the other side of this Security.


          IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.


                                        EAGLE FAMILY FOODS, INC.,


                                          by _____________________________
                                             Name:
                                             Title:

[CORPORATE SEAL]



Dated:

TRUSTEE'S CERTIFICATE OF
     AUTHENTICATION

IBJ SCHRODER BANK & TRUST COMPANY,
  as Trustee, certifies
  that this is one of
  the Securities referred
  to in the Indenture.


  by  _________________________
       Authorized Signatory

                       [FORM OF] REVERSE SIDE OF SECURITY

                    8 3/4% Senior Subordinated Note due 2008


1.  Interest
    --------

          (a) EAGLE FAMILY FOODS, INC., a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on January 15 and July 15 of each year. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from January 23, 1998. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal at the rate borne by the Securities plus 1% per annum, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

          (b) Special Interest.  The holder of this Security is entitled to the
              -----------------
benefits of an Exchange and Registration Rights Agreement, dated as of January 23, 1998, among the Company, Eagle Family Foods Holdings, Inc., (the "Guarantor") and the Initial Purchasers named therein (the "Exchange and Registration Rights Agreement"). Capitalized terms used in this paragraph (b) but not otherwise defined have the meanings assigned to them in the Exchange and Registration Rights Agreement. If (i) the Shelf Registration Statement or Exchange Offer Registration Statement, as applicable, under the Exchange and Registration Rights Agreement is not filed with the Commission on or prior to 90 days after the date of the Indenture, (ii) the Exchange Offer Registration Statement or, as the case may be, the Shelf Registration Statement, is not declared effective within 150 days after the date of the Indenture, (iii) the Exchange Offer is not consummated on or prior to 180 days after the date of the Indenture, or (iv) the Shelf Registration Statement is filed and declared effective within 180 days after the date of the Indenture but shall thereafter cease to be effective (at any time that the Company is obligated to maintain the effectiveness thereof) without being succeeded within 30 days by an additional Registration Statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Company will pay Special Interest to each holder of Transfer Restricted Securities, during the period of such

Registration Default, in an amount equal to $0.192 per week per $1,000 principal amount of the Securities constituting Transfer Restricted Securities held by such holder until the applicable Registration Statement is filed or declared effective, the Exchange Offer is consummated or the Shelf Registration Statement again becomes effective, as the case may be. All accrued Special Interest shall be paid to holders in the same manner as interest payments on the Securities on semi-annual payment dates which correspond to interest payment dates for the Securities. Following the cure of all Registration Defaults, the accrual of Special Interest will cease. The Trustee shall have no responsibility with respect to the determination of the amount of any such Special Interest.

2.  Method of Payment
    -----------------

          The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on the January 1 or July 1 next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company no later than five business days prior to the relevant due date for payment. The Company will make all payments in respect of a certificated Security (including principal, premium and interest), by mailing a check to the registered address of each Holder thereof; provided, however, that payments on the Securities may also be made by wire
--------  -------
transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than five business days prior to the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3.  Paying Agent and Registrar
    --------------------------

          Initially, IBJ Schroder Bank & Trust Company, a New York banking corporation (the "Trustee"), will act as Paying Agent and Registrar. The Company may appoint and change the Registrar or any Paying Agent without notice. The Company or any of its domestically organized Wholly Owned Subsidiaries may act as Registrar, transfer agent or Paying Agent.

4.  Indenture
    ---------

          The Company issued the Securities under an Indenture dated as of January 23, 1998 (the "Indenture"), among the Company, the Guarantors and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. (S)(S) 77aaa-77bbbb) as in effect on the date of the Indenture (the
    ------
"TIA"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of those terms.

          The Securities are senior subordinated unsecured obligations of the Company limited to $265,000,000 aggregate principal amount at any one time outstanding (subject to Section 2.08 of the Indenture), of which $115,000,000 in aggregate principal were initially issued on January 23, 1998. This Security is one of the Initial Securities referred to in the Indenture. The Securities include the Initial Securities and any Exchange Securities issued in exchange for Initial Securities. The Initial Securities and the Exchange Securities are treated as a single class of securities under the Indenture. The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to, among other things, make certain Investments and other Restricted Payments, pay dividends and other distributions, incur Indebtedness, enter into consensual restrictions upon the payment of certain dividends and distributions by Subsidiaries of the Company, issue or sell shares of capital stock of such Subsidiaries, enter into or permit certain transactions with Affiliates, enter into Sale and Leaseback Transactions, create or incur Liens and make asset sales. The Indenture also imposes limitations on the ability of the Company to consolidate or merge with or into any other Person or convey, transfer or lease all or substantially all of the property of the Company.

          To guarantee the due and punctual payment of the principal and interest on the Securities and all other amounts payable by the Company under the Indenture and the Securities when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Securities and the Indenture, the Guarantors have, jointly and severally, unconditionally guaranteed the Guaranteed Obligations on a senior subordinated basis pursuant to the terms of the Indenture.

5.  Optional Redemption
    -------------------

          Except as set forth in the following paragraph, the Securities will not be redeemable at the option of the Company prior to January 15, 2003. Thereafter, the Securities will be redeemable at the option of the Company, in whole or in part, on not less than 30 nor more than 60 days' prior notice, at the following redemption prices (expressed as percentages of principal amount), plus accrued and unpaid interest (if any), including Special Interest, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the 12-month period commencing on January 15 of the years set forth below:

                                              Redemption
     Year                                       Price
     ----                                     ----------

     2003                                      104.375%
     2004                                      102.917%
     2005                                      101.458%
     2006 and thereafter                       100.000%

          In addition, at any time and from time to time on or prior to January 15, 2002, the Company may (but shall not have the obligation to) redeem up to 35% of the original aggregate principal amount of the Securities (calculated giving effect to any issuance of Additional Securities) at a redemption price of 108.75% of the original principal amount thereof, plus accrued interest, if any, to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date) with the proceeds of one or more Public Equity Offerings made by the Company or of a capital contribution made by Holdings to the common equity capital of the Company with the net proceeds of a Public Equity Offering made by Holdings; provided that at least 65% of the aggregate principal amount of
          --------
Securities (calculated giving effect to any issuance of Additional Securities) remain outstanding immediately after the occurrence of such redemption; and provided, further, that such redemption shall occur within 75 days of the date
--------  -------
of the closing of such Public Equity Offering.

6.  Sinking Fund
    ------------

          The Securities are not subject to any sinking fund.

7.  Notice of Redemption
    --------------------

          Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before a date for redemption to each Holder of Securities to be redeemed at such Holder's registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

8.  Repurchase of Securities at the Option of Holders upon Change of Control
    ------------------------------------------------------------------------

          Upon a Change of Control, any Holder of Securities will have the right, subject to certain conditions specified in the Indenture, to cause the Company to repurchase all or any part of the Securities of such Holder at a purchase price equal to 101% of the principal amount of the Securities to be repurchased plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date that is on or prior to the date of purchase) as provided in, and subject to the terms of, the Indenture.

9.  Subordination
    -------------

          The Securities are subordinated to Senior Indebtedness, as defined in the Indenture. To the extent provided in the Indenture, Senior Indebtedness must be paid before the Securities may be paid. The Company and each Guarantor agrees, and each Securityholder by accepting a Security agrees, to the subordination provisions contained in the Indenture and authorizes the Trustee to give it effect and appoints the Trustee as attorney-in-fact for such purpose.

10.  Denominations; Transfer; Exchange
     ---------------------------------

          The Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or to transfer or exchange any Securities for a period of 15 days prior to a selection of Securities to be redeemed or 15 days before an interest payment date.

11.  Persons Deemed Owners
     ---------------------

          The registered Holder of this Security may be treated as the owner of it for all purposes.

12.  Unclaimed Money
     ---------------

          If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

13.  Discharge and Defeasance
     ------------------------

          Subject to certain conditions, the Company at any time may terminate some of or all its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

14.  Amendment, Waiver
     -----------------

          Except as provided in the next two succeeding paragraphs, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Securities then outstanding (including consents obtained in connection with a tender offer or exchange offer for Securities), and any existing default or compliance with any provision of the Indenture or the Securities may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Securities (including consents obtained in connection with a tender offer or exchange offer for Securities).

          Without the consent of each Holder affected, an amendment, supplement or waiver may not (with respect to any Securities held by a nonconsenting Holder): (i) reduce the principal amount of Securities whose Holders must consent to an amendment, supplement or waiver; (ii) reduce the principal of or change the Stated Maturity of any Securities or alter the provisions with respect to the redemption of the Securities (other than provisions relating to Sections 4.06 and 4.08 of the Indenture); (iii) reduce the rate of or change the time for payment of interest on any Security; (iv) waive a Default or Event of Default in the payment of principal of or premium, if any, or interest on the Securities (except a rescission of acceleration of the Securities by the Holders of at least a majority in aggregate principal amount of the Securities and a waiver of the payment default that resulted from such acceleration); (v) make any Security payable in money other than that stated in the Securities; (vi) make any change in the provisions of the Indenture relating to waivers of past Defaults or the rights of Holders of Securities to receive payments of principal of or premium, if any, or interest on the Securities; (vii) waive a redemption payment with respect to any Security (other than a payment required by Sections
4.06 or 4.08 of the Indenture); (viii) amend or modify any Note Guarantees; or
(ix) make any change in the foregoing amendment, supplement and waiver provisions.

          Notwithstanding the foregoing, without the consent of any Holder of Securities, the Company and the Trustee may amend or supplement the Indenture to cure any ambiguity, omission, defect or inconsistency, to comply with Article V of the Indenture, to provide for uncertificated Securities in addition to or in place of certificated Securities, to add additional Note Guarantees with respect to the Securities or to secure the Securities, to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company, to comply with any requirements of the SEC in connection with qualifying, or maintaining the qualification of, the Indenture under the TIA, to make any change that does not adversely affect the rights of any Holder of Securities or to provide for the issuance of or to provide for the issuance of the Exchange Securities, Private Exchange Securities or Additional Securities.

15.  Defaults and Remedies
     ---------------------

          If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Securities, subject to certain limitations, may declare all the Securities to be immediately due and payable. Certain events of bankruptcy or insolvency are Events of Default and shall result in the Securities being immediately due and payable upon the occurrence of such Events of Default without any further act of the Trustee or any Holder.

          Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power under the Indenture. The Holders of a majority in aggregate principal amount of the Securities, by written notice to the Trustee and the Company, may rescind any declaration of acceleration and its consequences if the rescission would not conflict with any judgment or decree, and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration.

16.  Trustee Dealings with the Company
     ---------------------------------

          Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

17.  No Recourse Against Others
     --------------------------

          No director, officer, employee, incorporator or stockholder of the Company or Holdings, as such, shall have any liability for any obligations of the Company or Holdings under the Securities or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Securities by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities. Such waiver may not be effective to waive liabilities under the Federal securities laws, and it is the view of the SEC that such waiver is against public policy.

18.  Authentication
     --------------

          This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security with its manual signature.

19.  Abbreviations
     -------------

          Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

20.  Governing Law
     -------------

          THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

21.  CUSIP Numbers
     -------------

          Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

          The Company will furnish to any Holder of Securities upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Security.

                                ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to


   -----------------------------------------------------
   (Print or type assignee's name, address and zip code)

   ---------------------------------------------
   (Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint _________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


____________________________________________________________

Date: ________________ Your Signature: _____________________


____________________________________________________________
Sign exactly as your name appears on the other side of this Security.

Signature Guarantee:

Date: ___________________                         __________________________
Signature must be guaranteed                        Signature of Signature
by a participant in a                                      Guarantee
recognized signature guaranty
medallion program or other
signature guarantor acceptable
to the Trustee

         CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF
                        TRANSFER RESTRICTED SECURITIES


This certificate relates to $_________ principal amount of Securities held in (check applicable space) ____ book-entry or _____ definitive form by the undersigned.

The undersigned (check one box below):

[_] has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Security held by the Depositary a Security or Securities in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above);

[_] has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

     (1) [_] to the Company; or

     (2) [_] pursuant to an effective registration statement under the Securities Act of 1933; or

     (3) [_] inside the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

     (4) [_] outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

     (5) [_] to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933) that has furnished to the Trustee a signed letter containing certain representations and agreements; or

     (6) [_] pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

     Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box
                                               --------  -------
     (4), (5) or (6) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.



                                                   ________________________
                                                        Your Signature

Signature Guarantee:

Date: ___________________                          ________________________
Signature must be guaranteed                        Signature of Signature
by a participant in a                               Guarantee
recognized signature guaranty
medallion program or other
signature guarantor acceptable
to the Trustee



             TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

          The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated: ________________                 ______________________________
                                        NOTICE:  To be executed by
                                                 an executive officer

                     [TO BE ATTACHED TO GLOBAL SECURITIES]

             SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

          The initial principal amount of this Global Security is $[        ].
The following increases or decreases in this Global Security have been made:

Date of        Amount of            Amount of          Principal amount      Signature of
Exchange       decrease             increase           of this Global        authorized
               in Principal         in Principal       Security following    signatory of
               Amount of this       Amount of this     such decrease or      Trustee or
               Global Security      Global Security    increase              Securities Custodian

                       OPTION OF HOLDER TO ELECT PURCHASE

          If you want to elect to have this Security purchased by the Company pursuant to Section 4.06 or 4.08 of the Indenture, check the box:
                               ___
                              /  /
                              ---

          If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.06 or 4.08 of the Indenture, state the amount:
$


Date: __________________        Your Signature: __________________
                                (Sign exactly as your name appears on the
                                   other side of the Security)


Signature Guarantee:_______________________________________
                    Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee

                                                                       EXHIBIT B

                      [FORM OF] FACE OF EXCHANGE SECURITY

No.                                                                  $__________

                    8 3/4% Senior Subordinated Note due 2008

                                                                CUSIP No. ______

          EAGLE FAMILY FOODS, INC., a Delaware corporation, promises to pay to
Cede & Co., or registered assigns, the principal sum of                 Dollars
on January 15, 2008.

          Interest Payment Dates: January 15 and July 15.

          Record Dates: January 1 and July 1.
          Additional provisions of this Security are set forth on the other side of this Security.


          IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.


                              EAGLE FAMILY FOODS, INC.,


                                by ____________________
                                    Name:
                                    Title:


[CORPORATE SEAL]


Dated:

TRUSTEE'S CERTIFICATE OF
     AUTHENTICATION

IBJ SCHRODER BANK & TRUST COMPANY,
  as Trustee, certifies
  that this is one of
  the Securities referred
  to in the Indenture.


  by  _________________________
       Authorized Signatory

                  [FORM OF] REVERSE SIDE OF EXCHANGE SECURITY

                    8 3/4% Senior Subordinated Note due 2008


1.  Interest
    --------

          (a) EAGLE FAMILY FOODS, INC., a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on January 15 and July 15 of each year. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from January 23, 1998. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal at the rate borne by the Securities plus 1% per annum, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

2.  Method of Payment
    -----------------

          The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on the January 1 or July 1 next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company will make all payments in respect of a certificated Security (including principal, premium and interest), by mailing a check to the registered address of each Holder thereof; provided, however, that payments on the Securities may also be made, in the case
--------  -------
of a Holder of at least $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3.  Paying Agent and Registrar
    --------------------------

          Initially, IBJ Schroder Bank & Trust Company, a New York banking corporation (the "Trustee"), will act as Paying Agent and Registrar. The Company may appoint and change the Registrar and the Paying Agent without notice. The Company or any of its domestically organized Wholly Owned Subsidiaries may act as Registrar, transfer agent or Paying Agent.

4.  Indenture
    ---------

          The Company issued the Securities under an Indenture dated as of January 23, 1998 (the "Indenture"), among the Company, the Guarantors and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. (S)(S) 77aaa-77bbbb) as in effect on the date of the Indenture (the
    ------
"TIA"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of those terms.

          The Securities are senior subordinated unsecured obligations of the Company limited to $265,000,000 aggregate principal amount at any one time outstanding (subject to Section 2.08 of the Indenture), of which $115,000,000 in aggregate principal were initially issued on January 23, 1998. This Security is one of the Initial Securities referred to in the Indenture. The Securities include the Initial Securities and any Exchange Securities issued in exchange for Initial Securities. The Initial Securities and the Exchange Securities are treated as a single class of securities under the Indenture. The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to, among other things, make certain Investments and other Restricted Payments, pay dividends and other distributions, incur Indebtedness, enter into consensual restrictions upon the payment of certain dividends and distributions by Subsidiaries of the Company, issue or sell shares of capital stock of such Subsidiaries, enter into or permit certain transactions with Affiliates, enter into Sale and Leaseback Transactions, create or incur Liens and make asset sales. The Indenture also imposes limitations on the ability of the Company to consolidate or merge with or into any other Person or convey, transfer or lease all or substantially all of the property of the Company.

          To guarantee the due and punctual payment of the principal and interest on the Securities and all other amounts payable by the Company under the Indenture and the Securities when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Securities and the Indenture, the Guarantors have, jointly and severally, unconditionally guaranteed the Guaranteed Obligations on a senior subordinated basis pursuant to the terms of the Indenture.

5.  Optional Redemption
    -------------------

          Except as set forth in the following paragraph, the Securities will not be redeemable at the option of the Company prior to January 15, 2003. Thereafter, the Securities will be redeemable at the option of the Company, in whole or in part, on not less than 30 nor more than 60 days' prior notice, at the following redemption prices (expressed as percentages of principal amount), plus accrued and unpaid interest (if any), including thereon, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the 12-month period commencing on January 15 of the years set forth below:

                                                     Redemption
     Year                                               Price
     ----                                            ----------
     2003                                             104.375%
     2004                                             102.917%
     2005                                             101.458%
     2006 and thereafter                              100.000%

          In addition, at any time and from time to time on or prior to January 15, 2002, the Company may (but shall not have the obligation to) redeem up to 35% of the original aggregate principal amount of the Securities (calculated giving effect to any issuance of Additional Securities) at a redemption price of 108.75% of the original principal amount thereof, plus accrued interest, if any, to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date) with the proceeds of one or more Public Equity Offerings made by the Company or of a capital contribution made by Holdings to the common equity capital of the Company with the net proceeds of a Public Equity Offering made by Holdings; provided that at least 65% of the aggregate principal amount of
          --------
Securities (calculated giving effect to any issuance of Additional Securities) remain outstanding immediately after the occurrence of such redemption; and provided, further, that such redemption shall occur within 75 days of the date
--------  -------
of the closing of such Public Equity Offering.

6.  Sinking Fund
    ------------

          The Securities are not subject to any sinking fund.

7.  Notice of Redemption
    --------------------

          Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before a date for redemption to each Holder of Securities to be redeemed at such Holder's registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

8.  Repurchase of Securities at the Option of Holders upon Change of Control
    ------------------------------------------------------------------------

          Upon a Change of Control, any Holder of Securities will have the right, subject to certain conditions specified in the Indenture, to cause the Company to repurchase all or any part of the Securities of such Holder at a purchase price equal to 101% of the principal amount of the Securities to be repurchased plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date that is on or prior to the date of purchase) as provided in, and subject to the terms of, the Indenture.

9.  Subordination
    -------------

          The Securities are subordinated to Senior Indebtedness, as defined in the Indenture. To the extent provided in the Indenture, Senior Indebtedness must be paid before the Securities may be paid. The Company and each Guarantor agrees, and each Securityholder by accepting a Security agrees, to the subordination provisions contained in the Indenture and authorizes the Trustee to give it effect and appoints the Trustee as attorney-in-fact for such purpose.

10.  Denominations; Transfer; Exchange
     ---------------------------------

          The Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or to transfer or exchange any Securities for a period of 15 days prior to a selection of Securities to be redeemed or 15 days before an interest payment date.

11.  Persons Deemed Owners
     ---------------------

          The registered Holder of this Security may be treated as the owner of it for all purposes.

12.  Unclaimed Money
     ---------------

          If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

13.  Discharge and Defeasance
     ------------------------

          Subject to certain conditions, the Company at any time may terminate some of or all its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

14.  Amendment, Waiver
     -----------------

          Except as provided in the next two succeeding paragraphs, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Securities then outstanding (including consents obtained in connection with a tender offer or exchange offer for Securities), and any existing default or compliance with any provision of the Indenture or the Securities may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Securities (including consents obtained in connection with a tender offer or exchange offer for Securities).

          Without the consent of each Holder affected, an amendment, supplement or waiver may not (with respect to any Securities held by a nonconsenting Holder): (i) reduce the principal amount of Securities whose Holders must consent to an amendment, supplement or waiver; (ii) reduce the principal of or change the Stated Maturity of any Securities or alter the provisions with respect to the redemption of the Securities (other than provisions relating to Sections 4.06 and 4.08 of the Indenture); (iii) reduce the rate of or change the time for payment of interest on any Security; (iv) waive a Default or Event of Default in the payment of principal of or premium, if any, or interest on the Securities (except a rescission of acceleration of the Securities by the Holders of at least a majority in aggregate principal amount of the Securities and a
waiver of the payment default that resulted from such   acceleration); (v) make
any Security payable in money other than that stated in the Securities; (vi) make any change in the provisions of the Indenture relating to waivers of past Defaults or the rights of Holders of Securities to receive payments of principal of or premium, if any, or interest on the Securities; (vii) waive a redemption payment with respect to any Security (other than a payment required by Sections
4.06 or 4.08 of the Indenture); (viii) amend or modify any Note Guarantees; or
(ix) make any change in the foregoing amendment, supplement and waiver provisions.

          Notwithstanding the foregoing, without the consent of any Holder of Securities, the Company and the Trustee may amend or supplement the Indenture to cure any ambiguity, omission, defect or inconsistency, to comply with Article V of the Indenture, to provide for uncertificated Securities in addition to or in place of certificated Securities, to add additional Note Guarantees with respect to the Securities or to secure the Securities, to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company, to comply with any requirements of the SEC in connection with qualifying, or maintaining the qualification of, the Indenture under the TIA, to make any change that does not adversely affect the rights of any Holder of Securities or to provide for the issuance of or to provide for the issuance of the Exchange Securities, Private Exchange Securities or Additional Securities.

15.  Defaults and Remedies
     ---------------------

          If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Securities, subject to certain limitations, may declare all the Securities to be immediately due and payable. Certain events of bankruptcy or insolvency are Events of Default and shall result in the Securities being immediately due and payable upon the occurrence of such Events of Default without any further act of the Trustee or any Holder.

          Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power under the Indenture. The Holders of a majority in aggregate principal amount of the Securities, by written notice to the Trustee and the Company, may rescind any declaration of acceleration and its consequences if the rescission would not conflict with any judgment or decree, and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration.

16.  Trustee Dealings with the Company
     ---------------------------------

          Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

17.  No Recourse Against Others
     --------------------------

          No director, officer, employee, incorporator or stockholder of the Company or Holdings, as such, shall have any liability for any obligations of the Company or Holdings under the Securities or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Securities by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities. Such waiver may not be effective to waive liabilities under the Federal securities laws, and it is the view of the SEC that such waiver is against public policy.

18.  Authentication
     --------------

          This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security with its manual signature.

19.  Abbreviations
     -------------

          Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

20.  Governing Law
     -------------

          THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

21.  CUSIP Numbers
     -------------

          Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

          The Company will furnish to any Holder of Securities upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Security.

                                ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

   -----------------------------------------------------
   (Print or type assignee's name, address and zip code)

   --------------------------------------------
   (Insert assignee's soc. sec. or tax I.D. No.)


and irrevocably appoint _________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


____________________________________________________________

Date: ________________ Your Signature: _____________________


____________________________________________________________
Sign exactly as your name appears on the other side of this Security. Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.


Signature Guarantee:

Date: ___________________                     __________________________
Signature must be guaranteed                    Signature of Signature
by a participant in a                                  Guarantee
recognized signature guaranty
medallion program or other
signature guarantor acceptable
to the Trustee

                                                                              11
                       OPTION OF HOLDER TO ELECT PURCHASE

          If you want to elect to have this Security purchased by the Company pursuant to Section 4.06 or 4.08 of the Indenture, check the box:

                              __
                             |  |
                             |__|

          If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.06 or 4.08 of the Indenture, state the amount:
$


Date: __________________ Your Signature: __________________
                         (Sign exactly as your name appears on the other side of the Security)


Signature Guarantee:_______________________________________
               Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

                                                                       EXHIBIT C
                        [FORM OF SUPPLEMENTAL INDENTURE]


               SUPPLEMENTAL INDENTURE dated as of [                   ], among
           [GUARANTOR] (the "New Guarantor"), a subsidiary of EAGLE FAMILY FOODS, INC. (or its successor), a Delaware corporation (the "Company"), and IBJ SCHRODER BANK & TRUST COMPANY, a New York banking corporation, as trustee under the indenture referred to below (the "Trustee").


                             W I T N E S S E T H :


          WHEREAS the Company and Eagle Family Foods Holdings, Inc. (an "Existing Guarantor") has heretofore executed and delivered to the Trustee an Indenture (the "Indenture") dated as of January 23, 1998, providing for the issuance on the date thereof of an aggregate principal amount of $115,000,000 of 8 3/4% Senior Subordinated Notes due 2008 (the "Securities");

          WHEREAS Section 4.11 of the Indenture provides that under certain circumstances the Company is required to cause the New Guarantor to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Guarantor shall unconditionally guarantee all the Company's obligations under the Securities pursuant to a Note Guarantee on the terms and conditions set forth herein; and

          WHEREAS pursuant to Section 9.01 of the Indenture, the Trustee, the Company and the Existing Guarantors are authorized to execute and deliver this Supplemental Indenture;

          NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantor, the Company, the Existing Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Securities as follows:

          1.  Agreement to Guarantee.  The New Guarantor hereby agrees, jointly
              -----------------------
and severally with all the Existing Guarantors, to unconditionally guarantee the Company's obligations under the Securities on the terms and subject to the conditions set forth in Article X of the Indenture and to be bound by all other applicable provisions of the Indenture and the Securities.

          2.  Ratification of Indenture; Supplemental Indentures Part of
              ----------------------------------------------------------
Indenture.  Except as expressly amended hereby, the Indenture is in all respects
----------
ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

          3.  Governing Law.  THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY,
              --------------
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

          4.  Trustee Makes No Representation.  The Trustee makes no
              --------------------------------
representation as to the validity or sufficiency of this Supplemental Indenture.

          5.  Counterparts.  The parties may sign any number of copies of this
              -------------
Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

          6.  Effect of Headings.  The Section headings herein are for
              -------------------
convenience only and shall not effect the construction thereof.


          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.


                              [NEW GUARANTOR],

                                by
                                  ----------------------------------------
                                  Name:
                                  Title:

                              EAGLE FAMILY FOODS, INC.,

                                by
                                  ----------------------------------------
                                  Name:
                                  Title:


                              EAGLE FAMILY FOODS HOLDINGS, INC.,

                                by
                                  ----------------------------------------
                                  Name:
                                  Title:


                              IBJ SCHRODER BANK & TRUST
                              COMPANY, as Trustee,

                                by
                                  ----------------------------------------
                                  Name:
                                  Title:

                                                                       EXHIBIT D


                       [Form of Letter of Representation]



Eagle Family Foods, Inc.
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

Dear Ladies and Gentlemen:

          This certificate is delivered to request a transfer of $ principal amount of the 8 3/4% Senior Subordinated Notes due 2008 (the "Securities") of Eagle Family Foods, Inc. (the "Company").

          Upon transfer, the Securities would be registered in the name of the new beneficial owner as follows:

          Name: ___________________________________

          Address: ________________________________

          Taxpayer ID Number: _____________________

          The undersigned represents and warrants to you that:

          1. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act")) purchasing for our own account or for the account of such an institutional "accredited investor" at least $250,000 principal amount of the Securities, and we are acquiring the Securities not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risk of our investment in the Securities and invest in or purchase securities similar to the Securities in the normal course of our business. We and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

          2. We understand that the Securities have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Securities to offer, sell or otherwise transfer such Securities prior to the later of the date which is two years after (X) the later of (A) the date of original issue or (B) the date on which this Security was acquired from an affiliate of the Company or (Y) the date that is three months after the last date on which the Company or any affiliate of the Company was the owner of such Securities (or any predecessor thereto) only (a) to the Company, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) in a transaction complying with the requirements of Rule 144A under the Securities Act, to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (e) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is purchasing for its own account or for the account of such an institutional "accredited investor", in each case in a transaction involving a minimum principal amount of Securities of $250,000 or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and in compliance with any applicable state securities laws. If any resale or other transfer of the Securities is proposed to be made pursuant to clause (e) above prior to the later of the date which is two years after (X) the later of (A) the date of original issue or (B) the date on which this Security was acquired from an affiliate of the Company or (Y) the date that is three months after the last date on which the Company or any affiliate of the Company was the owner of such Securities (or any predecessor thereto), the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Company and the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2),
(3) or (7) under the Securities Act and that it is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Company and the Trustee reserve the right prior to any offer, sale or other transfer prior to the later of the date which is two years after (X) the later of (A) the date of original issue or (B) the date on which this Security was acquired from an affiliate of the Company or (Y) the date that is three months after the last date on which the Company or any affiliate of the Company was the owner of such Securities (or any predecessor thereto) of the Securities pursuant to clause
(d), (e) or (f) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Trustee.



                              TRANSFEREE:___________________


                              BY____________________________